United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 534 New York, NY   10169
(Address of principal executive offices)          (Zip code)

Eric Rubin, President, 230 Park Avenue, Suite 534 New York, NY   10169
(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code:       (212) 488-1331

Date of fiscal year end:        10/31/2011

Date of reporting period:      10/31/2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

The American Independence Funds
Annual Report – October 31, 2011

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	4

Stock Fund
Schedule of Portfolio Investments	37
International Alpha Strategies Fund
Schedule of Portfolio Investments	39
Small Cap Growth Fund
Schedule of Portfolio Investments	42
Large Cap Growth Fund
Schedule of Portfolio Investments	44
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments	46
Short-Term Bond Fund
Schedule of Portfolio Investments	55
Core Plus Fund
Schedule of Portfolio Investments	59
U.S. Inflation-Indexed Fund
Schedule of Portfolio Investments	63
Active Interest Rate Management Fund
Schedule of Portfolio Investments	65
Fusion Fund
Schedule of Portfolio Investments	66
Absolute Return Bull Bear Bond Fund
Schedule of Portfolio Investments	69

Statements of Assets and Liabilities	70
Statements of Operations	73
Statements of Changes in Net Assets	76
Financial Highlights	82
Notes to Financial Statements	92

Additional Fund Information
Portfolio Summaries	105
Table of Shareholder Expenses	107
Results of Special Meeting of Shareholders	109
Other Tax Information	109
Approval of Advisory and Sub-Advisory Agreements	110
Trustees and Officers	111

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the year ending October 31, 2011. The Funds’ 2011 fiscal year was certainly a challenging one as anxiety prevailed in both the equity and fixed income markets. We have witnessed an unsettling market environment that has affected all types of asset classes and sectors, both domestic and international.

This year has seen its share of tragic and historical events. In February, the world first began to witness what has become known as the Arab Spring. The political turmoil in North Africa and the Middle East began with a revolution in Tunisia, and spread to Egypt, Bahrain, Yemen and Syria. Its spread into Libya resulted in military and humanitarian action by NATO which ultimately led to the overthrow of the dictator who ruled that country for over 4 decades. And, while Tunisia and Egypt held elections subsequent to the Funds’ year end, there is renewed violence in the streets in Egypt and the Egyptian stock market has seen another decline and increasing volatility. Probably the largest economic effect of this turmoil was the dramatic rise in oil and commodity prices. In the latter half of the year, both commodities and oil prices retreated from their mid-year highs but still remain above last year’s levels. Then, in March, the tragedies in Japan (earthquake, tsunami and a near nuclear meltdown) created yet another panic among investors. Domestic and international markets received its second jolt in as many months. The International markets were furthered rattled during the second half of the year as the concerns over the European sovereign debt crisis were reignited. The rising government debt levels of certain European states have made it difficult or impossible for several countries to re-finance their debts. Several nations have seen their bond ratings lowered, raising the costs for them to finance their debt, and further exasperating their problems. The financial crisis has evolved slowly in a negative direction, with weaker countries, including Ireland, Portugal, Spain, and Greece, dragging down the continent. These problems have affected the international equity markets as well as the fixed income markets. The forecasts for lower growth in the European economy have negatively affected equity prices which have declined as the forecasts for goods and services decline throughout the continent.

Domestically, we have had our share of issues. The troubled housing and employment markets continue to weigh heavily on both the minds and wallets of many Americans. There are still far too many Americans who are looking for work and far too many who have lost all of the equity in their houses and are actually “under water”. On top of all that, the Federal Reserve’s program of buying U.S. Treasury and mortgage-backed securities, commonly referred to as QE2, expired at the end of June. The FED has indicated that they will use whatever tools they have at their disposal to keep interest rates at current levels through 2013. Perhaps the biggest headline event effecting U.S. markets in 2011 was when Standard & Poor’s (S&P) downgraded the U.S.’s AAA credit rating. On August 5th, for the first time in history, the U.S. government credit rating was cut from AAA to AA+. In addition, S&P kept their outlook at “negative”. S&P justified their rating’s cut by pointing to Washington, D.C.’s political process and criticized lawmakers for failing to cut spending or raising revenue enough to reduce the nation’s record budget deficits. While conventional wisdom may have dictated a rise in interest rates with a decrease in the credit rating, rates actually declined as global investors flocked to U.S. Treasuries in a flight to quality. While the U.S. Treasury market rallied, U.S. stock markets showed significant declines. The uncertainty in Europe has also affected growth projections for U.S. companies as the world becomes a truly global economy and U.S. companies become more dependent on sales overseas. Lower sales overseas will mean lower profits for U.S. companies who rely on foreign markets for a good share of their sales. And, adding further uncertainty, we are facing another round of budget negotiations in Washington. Unless Congress can agree on further cuts, mandatory budget cuts will go into place having a dramatic effect on our defense budget.

Despite these disappointing economic conditions and continued uncertainty, our Funds have performed well compared to their peers and benchmarks. The following pages offer insight into each Fund’s performance, with each Fund’s Portfolio Managers commenting on the specific factors that impacted their respective Fund during the reporting period, and an outlook for next year.

The American Independence Stock Fund continues to be one of the top performing large cap funds in the Morningstar® universe. The American Independence Stock Fund (class I – ISISX) continued its over a decade run as the only large cap fund to have equaled or beaten the S&P 500 Index every year since 1999. It should therefore come as no surprise that the Fund carries a 5 star rating by Morningstar® in the Large Blend category and is in the top 41% for 3 year performance; 2% for 5 years; and 2% for 10 years.(1)

American Independence Funds

Additionally, the U.S. Inflation-Indexed Fund has received national attention for its strong performance. On April 1, 2011, the Fund was highlighted in the Wall Street Journal in its Category Kings feature. The Fund was recognized as being the 5th best performing Intermediate U.S. Fund ranked by 1 year total return as of March 31, 2011. Once again, on October 1, 2011, the Fund was highlighted in the Wall Street Journal in its Category Kings feature. The Fund was recognized as being the 5th best performing Intermediate U.S. Fund ranked by 1 year total return as of September 30, 2011. The U.S. Inflation-Indexed Fund carries a 4 star rating by Morningstar® in the Inflation-Protected Bond category and is in the top 16% for 3 year performance; 2% for 5 years; and 6% for 10 years.(1)

We continue to seek to identify the finest professionals to manage the portfolios of the Funds.

On December 1, 2010, Boyd Watterson Asset Management, LLC assumed the sub-advisory function for the Core Plus Fund. Shareholders approved the new sub-adviser at a meeting held on April 27, 2011. We have been pleased with the performance of the Core Plus Fund and encourage you to read the Portfolio Manager’s commentary.

For the International Equity Fund, the portfolio management duties were assumed on May 31, 2011, by Nardin Baker, a member of the Guggenheim/SGI Global Investment management team located in Boston, and Jakob Wold, who is located in Oslo, Norway. The Fund was renamed the International Alpha Strategies Fund and the Institutional Class expense ratio was lowered from 1.25% to 0.95%, a 24% reduction

American Independence’s fund line-up was broadened by adding the American Independence Active Interest Management Fund. The Fund invests in only U.S. Treasury securities and is actively managed based on American Independence’s proprietary “Interest Rate Scorecard”. This Fund was introduced on March 28, 2011 and seeks to provide shareholders with growth and principal preservation of investment regardless of the direction of interest rates. The Fund is managed by Kirk Barneby and Glenn Dorsey who also manage the Absolute Return Bull Bear Bond Fund and the fixed income portion of the NestEgg Target Date Funds.

On December 9, 2010 the Large Cap Growth and Small Cap Growth Funds began operations. These two funds provide investors with the opportunity to invest in additional equity asset classes. The portfolio manager is Robert Natale, who has a distinguished career as an analyst and manager of growth stocks.

If you were a shareholder of the Short-Term Bond Fund as of November 4, 2011, you should have received in early December a proxy seeking affirmation of the Board’s recommendation to change the Fund’s sub-advisor to HighMark Capital Management, Inc. (“HighMark”), a unit of Union Bank of California. At a shareholder meeting held December 27, 2011, a majority of the outstanding voting securities entitled to vote on the proposal approved the new sub-advisory agreement. Effective December 29, 2011, HighMark began managing the Fund’s portfolio. HighMark’s strategy in managing the Fund includes a broader range of fixed income securities, such as International and High Yield securities, in seeking the Fund’s investment objective. In addition to the sub-adviser change, the Fund changed its name to the American Independence Strategic Income Fund.

We thank you for your continued support, and American Independence will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. Please do not hesitate to contact us with any questions at 866-410-2006. I hope to see the markets

(1)	Source: Morningstar, Inc. Morningstar ratings are based on the Institutional Class shares.

The American Independence Stock Fund I Class received a 5-star rating for overall performance, for the period ending November 30, 2011, 3 stars for 3-year performance among 1,601 Large Blend funds, 5 stars for 5-year performance among 1,361 funds, and 5 stars for 10-year performance among 819 funds.

The American Independence U.S. Inflation-Indexed Fund I Class received a 4-star rating for overall performance, for the period ending November 30, 2011, 4 stars for 3-year performance among 155 Inflation-Protected Bond funds, 5 stars for 5-year performance among 135 funds, and 4 stars for 10-year performance among 20 funds.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and is rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

American Independence Funds

improve during in 2012. We want to take this opportunity to wish you a happy holiday season and a healthy and prosperous New Year.

Sincerely,

Eric M. Rubin
President
American Independence Funds Trust
American Independence Financial Services, LLC

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

Important Disclosures

Investing in the Funds involves risk. Equity securities are more volatile and carry more risk than other forms of investments. The Funds may invest in small and mid-cap securities which are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Some of the Funds may also invest in fixed income securities, which are subject to interest rate risks where the principal value of a bond falls when interest rates rise and rise when interest rates fall.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 1-866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the funds’ investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectus.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original costs.

American Independence Financial Services, LLC is a limited liability company.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

American Independence Funds

Stock Fund Commentary

Jeffrey Miller – Portfolio Manager

The American Independence Stock Fund – Institutional Class (the “Fund”), finished its fiscal year ended October 31, 2011 up 2.27 percent. Over the same period the Fund’s benchmark, the Russell 1000 Value Index was up 6.16 percent while the S&P 500 Index gained 8.09 percent.

Despite a difficult and tumultuous economic environment and turbulent financial market conditions, the Fund’s results were in line (or better) than its benchmarks. The past 12 months included some significant global political and economic events that meaningfully impacted financial markets globally and in the United States. In particular, the “Arab Spring” saw the change in not only Tunisia’s leadership, but also in rapid succession Egypt, Libya, Yemen and possibly even Syria. The emergence of this turmoil in the Middle East, home to massive oil supplies, led to a flight to safety (i.e., U.S. bonds) and a rally in oil stocks. At the same time, a massive earthquake and tsunami in Japan and subsequent nuclear meltdown disrupted not only the lives of those involved but also global supply chains.

In our 2010 Annual Letter we wrote about the ongoing sovereign debt crisis in Europe and particularly Greece. We pointed out that nothing had been resolved, despite what the leaders of those countries involved may have stated at a lovely press conference or two. We said that “the day of reckoning was merely postponed”. Well, that day seems to have arrived.

While Greece and Italy have both found temporary technocratic caretaker PMs ahead of elections early next year, they still have some significant issues facing them. Italy is the focus not because its debt and deficits are worse than Greece’s (they aren’t) or that their economy isn’t able to produce growth in the future (it is – Italy is still one of Europe’s strongest industrial nations, and its products are known for their quality and workmanship). It is the focus precisely because of its size and importance in the global economy. Italy is different. Italy is a problem because the Euro structure prohibits Italy from printing money with which to pay its debts. Without the means to devalue its debts through inflation, Italy’s only option (short of default or exiting the Euro) is a painful regime of fiscal austerity to bring government spending in line with tax revenues. This is the first step in the long process of chipping away at the mountain of debt which has accumulated over the past decade.

So far the markets appear to like the new caretakers and the possibility of further government austerity in Greece and Italy. But as noted this adjustment process will take time. Unfortunately investors may not have the wherewithal or patience to give the caretaker governments the time necessary to effect meaningful fiscal reform. Thus we caution against expecting an immediate improvement in investor confidence. We expect market volatility to persist near term. Problems which have taken years to create cannot be resolved to the satisfaction of all overnight.

The current focus by investors on macro-economic events has made stock picking and fundamental research of the sort in which we specialize extremely challenging. Despite this, we believe our fundamental strategy of purchasing solid companies trading at what we believe to be low prices (buying broken stocks, not broken companies), while actively managing risks will lead to market-beating returns over time. A large portion of our relative out performance historically has come from eliminating quickly, as best we can, mistakes. We call this “addition by subtraction”, meaning we actively choose not to own companies with bad business models. There are very few excellent companies, many pretty good companies, and a lot of fairly mediocre companies available for sale in the stock markets. We try to do our best to choose companies from the first two groups that are trading at a low valuation relative to free cash flow, and to avoid companies from the last group no matter what their price.

An integral part of our process is the active management of risk, both in terms of company fundamentals and in terms of the price of the shares in the market. In our mind, the two risks are separate. Fundamental risk is the risk that we have the “story” wrong in some way. When we realize we are wrong in our assumptions, we are quick to sell a position. We try to be very quick to recognize our mistakes and take a small loss, instead of stubbornly insisting that we are right and taking a large loss later.

We are also proponents of truly actively managing our portfolio for price risk. If we purchase a company at $20 and it quickly rises to $30, it is not nearly as attractive to us, particularly if the price appreciation does not reflect an improvement in the fundamentals. In these instances

American Independence Funds

we will usually trim back our position, possibly even eliminating it, and wait for a better price. Price is very important to us – not all great companies make great stocks all the time, a lesson that many “buy and hold” investors have learned the hard way over the years.

So despite the market’s gyrations and overwhelming volume of the economic noise, we remain focused, as always, on utilizing our process for picking stocks that have high returns on invested capital that are currently selling for a low multiple to free cash flow. We keep it simple, focusing on the business model of a company. We spend our time understanding how a company makes its money, what the drivers of profitability are and are they sustainable without large reinvestments of capital. Once we find businesses that meet our criteria for return on invested capital and that have business models that are sustainable, we wait patiently until they are cheap enough for us to buy them and have a high degree of confidence we will make money owning the stock at that price. Our portfolio is composed of these strong businesses that are not going to become obsolete overnight, or even in the next few years.

Diageo is one example of a company that meets our criteria for a strong, sustainable business model. It owns, among many others, the beverage brands Smirnoff, Johnnie Walker, Captain Morgan, Jose Cuervo, Baileys, and Tanqueray, as well as Guiness, Dom Perignon, and many wine brands. We doubt Diageo is going to become obsolete overnight because of a new technology. Furthermore, its management does not have to reinvest billions a year in developing next generation technology in order to remain viable. Diageo is an example of a business we like – high margins, low obsolescence risk, and strong sustainable cash flows. After that, it’s just a matter of price and near term buying opportunities. Such firms though are the exception rather than the rule. And, the share prices of such firms are not immune to vacillations in price arising from changes in investor sentiment and their collective appetite for risk.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Stock Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
Stock Fund
Institutional Class Shares	2.27%	4.41%	7.30%
Class A Shares (1)	(3.86)%	2.75%	6.21%
Class C Shares (2)	0.32%	3.98%	6.73%
Russell 1000 Value Index	6.16%	(2.05)%	4.57%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares, shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Alpha Strategies Fund Commentary

Nardin Baker – Portfolio Manager

The American Independence International Alpha Strategies Fund – Institutional Class (the “Fund”) finished the fiscal year ending October 31, 2011, just slightly behind its benchmark. For the 12 months, the Fund fell 4.23 percent versus a drop of 4.08 percent in the MSCI EAFE Index (with net dividends) (the “Index”). Although the Fund struggled in the first half of the fiscal year, it outperformed the Index in the six months ending October 31, 2011. Over that period, the Fund declined 12.94 percent versus a 14.90 percent decline in its benchmark.

The Fund achieved this relative outperformance in a turbulent environment despite being fully invested (currently 98.9 percent of the Fund’s assets are in common stocks). By concentrating the Fund’s holdings in the shares of companies currently favored by investors, the Fund was able to push its beta (a measure of the sensitivity of the changes in the Fund’s net asset value to changes in the Index) down to just 0.93. This reduced sensitivity to market fluctuations helped the Fund navigate a difficult market environment in the last six months of its fiscal year.

There were two distinct performance periods that emerged over the last year. In the first half of the fiscal year, the MSCI EAFE Index was up 12.71 percent, and then it dropped 14.90 percent in the second half.

Commodities performed well in the first six months with Brent crude oil rising from $85 to $125 per barrel and silver prices moving up 94 percent. Optimism was building that a global economic recovery would soon begin. In March, markets stumbled in the wake of a 9.0 magnitude earthquake in Japan which created a deadly tsunami that wiped out Japanese coastal towns and severely damaged a major nuclear power facility. By the end of April, stock markets had recovered and posted their highs for the year.

The second half, from May through October, saw slow declines in the stock markets until the end of July when concerns over raising the debt ceiling in the U.S. and the prospect of a Greek default on its government debt triggered sharp sell-offs around the globe. Commodities tumbled, with silver dropping 28 percent and Brent crude falling 11 percent in the period. The probability of recession in Europe increased sharply and confidence in the financial sector dropped, with banks stocks suffering the most.

Over the year, the financial sector has been the worst performer, dropping 9.36 percent overseas, while the oil and gas sector, up 8.14 percent has fared the best. Emerging stocks were hit harder than stocks in the developed markets, falling 7.72 percent in the year. The best performing region in EAFE was the United Kingdom, which managed a 2.10 percent gain for the fiscal year. Japan (down 2.33 percent), Australia (up 3.49 percent) and Canada (down 0.18 percent) constituted the handful of the other markets comprising the MSCI EAFE Index which escaped the turmoil afflicting the European equity markets. European share prices fell 5.24 percent over the year; but in the list six months of the fiscal year, the decline accelerated with prices down 17.71 percent.

From March through May, the portfolio was repositioned to reduce risk and improve overall quality. Changes were made to align the portfolio fundamentals for slower global growth. This led us to buy defensive stocks that would perform well in a volatile environment. We increased the average market capitalization of the Fund and gained exposure to companies with stable earnings growth and reliable return on equity. We sold off some of the riskier companies and bought stocks with higher dividend yield.

We reduced the Fund’s exposure to Japanese companies and increased its holdings in Australia. In Japan, we sold Sony Financial and Pioneer Corporation, while buying Commonwealth Bank and BHP Billiton in Australia. In Europe, we lowered our holdings in France and moved money into the United Kingdom. New purchases in the U.K. included British American Tobacco and AstraZeneca. A major bank, BNP Paribas, was sold from the French holdings.

In Europe, the financial crisis has evolved slowly in a negative direction, with weaker countries, including Ireland, Portugal, Italy, Spain and Greece, dragging down the continent. Germany has been the leader in calling for decisive measures to reduce government spending in the weaker countries. However, the existing suite of political policy tools and the financial options of the European Commission are limited. For this reason the financial markets have discounted European ability and resolve to successfully tackle the problems caused by lax fiscal policy and the concomitant increase in government debt. As a consequence, investors steadily ratcheted up their

American Independence Funds

estimate of the probability of a Greek default while placing downward pressure on the Euro. From April to September (before the grand bargain announced in October), the Euro fell from $1.48 to $1.33 versus the U.S. Dollar. While financial companies in Europe, given their complex interconnections, have been particularly weakened by the crisis, the contagion has now affected bank stocks across the world even in markets such as Australia and Canada which have only modest exposure (relative to their capital positions) to European sovereign debt.

Japan continues to cope with reduced electrical grid capacity and the slower domestic consumption, production, and level of exports following the triple devastations of a 9.0 magnitude earthquake followed by a destructive tsunami and a related nuclear disaster in March. Utility stocks suffered steep drops, particularly Tokyo Electric Power which owns the damaged nuclear facility. Insurance companies, responsible for covering some of the losses, also saw their stock prices drop. On a positive note, the financial crisis in Europe has had less impact on Japanese stocks. The Japanese government is, however, facing a future with a limited number of financial options. The debt-to-GDP ratio is more than 200 percent, which makes deficit spending to stimulate the economy unfeasible. Recovery from the earthquake damage will take time and consumers are likely to remain cautious, further contributing to Japan’s lackluster growth.

Slowing growth rates in the emerging markets – especially in China – caused equity markets in the rest of Asia to retreat as expected demand fell. Still, the Asia ex-Japan region, which is sensitive to growth rates in the emerging markets, fell less than the Index. In fact, Hong Kong, Singapore, New Zealand and Australia all outperformed the Index over the last six months.

In the United Kingdom, politicians have introduced measures to reduce debt levels over the next two years and to limit deficit spending. The markets have rewarded these actions with lower interest rates than in continental Europe and with better equity performance. U.K. stock performance was better than all major regions, with the exception of Japan, in the last six months.

While energy was the best performing sector over the year, falling oil prices since the end of April drove energy stocks down in the last six months. Financial, industrial and material shares were also laggards relative to the broader market in the period from April to October. Defensive sectors, including consumer staples and health care, performed relatively well, as investors moved into lower volatility investments with consistent growth. The Fund is overweight both sectors relative to the Index.

The Fund currently favors lower-risk stocks with good profitability and good growth. Stocks in the portfolio have higher average sales growth, earnings growth and ROE growth than stocks in the index. Profitability measures for the Fund, including profit margin and return-on-assets, are higher than the index. Risk measures are generally lower and the dividend yield is higher for the Fund compared to the Index.

The Fund is overweight in consumer staples, health care and communications sectors when compared to the Index weights. Financials, materials and industrials sectors are underweight relative to the Index.

Europe faces the greatest uncertainty and we remain underweight in this region. We expect Asia to lead the global recovery, with China growing faster than in 2011. The United Kingdom is positioned to outperform continental Europe and faces lower risk and lower interest rates.

Our outlook for the economy is slow growth. We expect the recovery in stock markets to be a bumpy ride over the next year. Our forecasts for slow growth and high volatility make defensive stocks with strong growth prospects attractive, and we are overweight these characteristics. We believe that larger companies, with track records of reliable growth and good profits, will outperform due to the continuing high levels of uncertainty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

International Alpha Strategies Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
International Alpha Strategies Fund
Institutional Class Shares	(4.23)%	(1.81)%	6.47%
Class A Shares (1)	(10.16)%	(3.43)%	5.32%
MSCI EAFE Index	(4.08)%	(2.41)%	5.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. Effective May 31, 2011, the Fund changed its name to International Alpha Strategies Fund.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Small Cap Growth Fund Commentary

Robert Natale – Portfolio Manager

The American Independence Small-Cap Growth Fund – Institutional Class (the “Fund”), closed its fiscal year ending October 31, 2011, down 13.20 percent since its inception on December 9, 2010. In comparison, the Fund’s benchmark, Russell 2000 Growth Index (“the Index”), lost 0.40 percent.

We use a multi-step investment approach. We sector weight by over or underweighting economically sensitive and insensitive groups based on what we think the U.S. economy will do over the next six to 12 months. We then screen all the stocks in the Russell 2000 Growth Index to look for inexpensive equities based on low P/E to growth, stock price to future discounted cash flows, and a quantitative fair value model. We then individually analyze and select stocks from the most attractive candidates generated by these investment screens, and then perform various portfolio analyses and strategies to ensure that we are not taking undue risk to garner these excess returns.

This approach generally does best during flat and rising markets, which occurs about 70% of time, and it has underperformed when the market declines. There have been, however, certain times when we do poorly, and that is when we sector weight and select stocks on the supposition that the economy will grow, but stocks nonetheless decline.

We have just experienced one such period. Since inception of the fund we have generally invested with the expectation of positive GDP growth, and that is what has transpired, but since April, various macroeconomic factors have conspired to cause investors to become more risk averse despite the generally positive economic and earnings environment we had expected, and which has occurred. This caused the overall domestic stock market to decline from April through fiscal year end, and for economically sensitive groups and economically sensitive stocks within those groups to underperform during that period. This is the primary reason for our underperformance. Less than benchmark returns of stocks held in the economically sensitive financials and consumer discretionary sectors accounted for the lion’s share of the shortfall. We were modestly overweight consumer staples, which provided a small positive offset.

The five stocks that provided the greatest negative contributions to returns during the period were Radian Group, and MGIC, both leading mortgage insurers undergoing slower than expected turnarounds; Power One, a leading supplier of inverters for renewable energy; American Superconductor; which makes wind power equipment, and Stillwater Mining, a leading platinum and palladium mining company. The five biggest contributors to returns were Liquidity Services, which runs online auctions for surplus and salvage assets; Nanometrics, a leading supplier of advanced high performance metrology systems for the semiconductor industry; Ulta Salon, a leading cosmetics retailer; Actuate, which supplies business intelligence and information software applications; and MPG Office Trust, which is a major owner of commercial properties in the LA metropolitan area.

As earlier stated, this is not the first time that returns have faltered under similar circumstances, but the strategy has more than made up for the shortfalls during the more frequent and more extended benign and favorable investment environments. Although history is not a guarantor of future returns, there is nothing to indicate to us that our approach will not work once the investment environment reflects that of the continuing recovery we have and are likely to continue experiencing over the next 12 to 24 months.

Although calendar 2011 is not turning out to be very rewarding for equity investors, it is important to see the forest rather than the trees. Since The Great Recession, stocks have recovered in line with historic precedent. For the three years ended October 31, 2011, the S&P 500 has generated a 11.41 percent annual return, the S&P Midcap 400 17.87 percent and the S&P Small Cap 600 13.79 percent. All these returns are well in excess of bond returns other than high yield bonds over the same period.

We believe the current recovery in stocks prices, the last six months notwithstanding, will continue for an extended period. Excess financial leverage has been wrung from consumer, corporate industrial and financial firm balance sheets. What remains is for left for sovereign governments to repair their balance sheets. Based on the progress the world economy has made to date, it appears to us that it will be equities and corporate debt that are likely to provide the best returns over the next few years just as they have historically during economic expansions, and not government debt.

American Independence Funds

As long as US GDP growth remains positive and corporate profits remain strong, it is our firm view that this time is not different, and that our longstanding investment approach will reward investors for their patience in the coming years.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Small Cap Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 9, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2011
Since Inception
Small Cap Growth Fund
Institutional Class Shares	(13.20)%(2)
Class A Shares (1)	(21.10)%(3)
Russell 2000 Growth Index	(0.40)%(2)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 9, 2010 (commencement of operations) through October 31, 2011.
(3)	For the period April 19, 2011 (commencement of operations) through October 31, 2011.

The Russell 2000 Growth Index is an unmanaged index of common stocks for companies that make-up the Russell 2000 Index and have been identified by the Russell Investment Group as offering higher price-to-book ratios and higher forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Large Cap Growth Fund Commentary

Robert Natale – Portfolio Manager

The American Independence Large-Cap Growth Fund – Institutional Class (the “Fund”), finished its fiscal year ended October 31, 2011, down 7.18 percent since its inception on December 9, 2010. In comparison, its benchmark, the Russell 1000 Growth Index, was up 4.52 percent. During this same period the S&P 500 Index – a widely used benchmark for U.S. large-cap stocks – lost 7.11 percent.

Although The Fund has been in existence for less than a year, it utilizes an investment strategy that has been used to manage large-cap growth assets since 1999. While this strategy has generally been successful during this period, producing favorable returns relative to the Russell 1000 Growth Index, there have been interim periods, sometimes lasting as long as 18 months, when it has trailed the Russell 1000 Growth Index. The current environment bears similarities to other economic and investment climates in years past which have proven challenging for the fund.

The Fund’s performance weakened during the latter three months of the period. During this period the Fund declined 9.46 percent while the Russell 1000 Growth Index fell 2.63 percent. During this period the financial markets encountered a succession of shocks and surprises which compelled investors to rethink prior assumptions and forecasts regarding economic growth both in the United States and abroad. The debt ceiling dispute in Washington, the ongoing sovereign debt crisis in Europe and softer economic conditions in China, considered individually and together, induced investors to question whether the recovery will continue to gain momentum. Renewed fears of a potential “double dip” recession or stagnating growth caused investors to pare down forecasts for corporate profits. As a consequence, share prices, in the United States and in foreign markets, have fallen to come in line with investor’s diminished expectations.

We use a multi-step investment approach. We sector weight by over or underweighting economically sensitive and insensitive groups based on what we think the U.S. economy will do over the next six to 12 months. We then screen all the stocks in the Russell 1000 Growth Index to look for inexpensive equities based on low P/E to growth, stock price to future discounted cash flows, and a quantitative fair value model. We then individually analyze and select stocks from the most attractive candidates generated by these investment screens, and then perform various portfolio analyses and strategies to ensure that we are not taking undue risk to garner these excess returns.

This approach generally does best during flat and rising markets, which occurs about 70% of time, and it has modestly underperformed when the market declines. There have been, however, certain times when we do poorly, and that is when we sector weight and select stocks on the supposition that the economy will grow, but stocks nonetheless decline.

Since inception of the fund we have generally invested with the expectation of positive GDP growth, and that is what has transpired, but since April, various macroeconomic factors have conspired to cause investors to become more risk averse despite the generally positive economic and earnings environment we had expected, and which has occurred. This caused the overall domestic stock market to decline from April through fiscal year end, and for economically sensitive groups and economically sensitive stocks within those groups to underperform during that period. This is the primary reason for our underperformance. Less than benchmark returns of stocks held in the economically sensitive energy, financials and technology sectors accounted for the lion’s share of the shortfall, while we were underweight the two best performing sectors in the Russell 1000 Growth Index, namely utilities and consumer staples, during the period.

As earlier stated, this is not the first time that returns have faltered under similar circumstances, but the strategy has more than made up for the shortfalls during the more frequent and more extended benign and favorable investment environments. Although history is not a guarantor of future returns, there is nothing to indicate to us that our approach will not work once the investment environment reflects that of the continuing recovery we have and are likely to continue experiencing over the next 12 to 24 months.

Although calendar 2011 is not turning out to be very rewarding for equity investors, it is important to see the forest rather than the trees. Since The Great Recession, stocks have recovered in line with historic precedent. We believe the current recovery in stocks prices, the last six months notwithstanding, will continue for an extended

American Independence Funds

period. Excess financial leverage has been wrung from consumer, corporate industrial and financial firm balance sheets. What remains is for left for sovereign governments to repair their balance sheets. Based on the progress the world economy has made to date, it appears to us that it will be equities and corporate debt that are likely to provide the best returns over the next few years just as they have historically during economic expansions, and not government debt.

As long as US GDP growth remains positive and corporate profits remain strong, it is our firm view that this time is not different, and that our longstanding investment approach will reward investors for their patience in the coming years.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Large Cap Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 9, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2011
Since Inception
Large Cap Growth Fund
Institutional Class Shares	(7.18)%(2)
Class A Shares (1)	(18.14)%(3)
Russell 1000 Growth Index	4.52%(2)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 9, 2010 (commencement of operations) through October 31, 2011.
(3)	For the period April 19, 2011 (commencement of operations) through October 31, 2011.

The Russell 1000 Growth Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering higher price-to-book ratios and higher forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell – Portfolio Manager

The American Independence Kansas Tax-Exempt Bond – Institutional Share (the “Fund”) returned 3.44 percent over its fiscal year ending October 31, 2011. In comparison, the Barclays Municipal 7 Year Bond Index (the “Index”) returned 4.11 percent; and the universe of Lipper Other State Intermediate Municipal Debt Funds (the “Category”) delivered an average return of 2.75 percent.

In the six months ending October, the Fund returned 3.71 percent. The Index returned 4.15 percent and the average return for funds in its Lipper Category was 3.79 percent.

The Fund achieved competitive results despite a difficult economic and market environment throughout the last six months of the Fund’s fiscal year. A variety of factors have contributed to financial market volatility in 2011.

First and foremost is the lingering European sovereign debt crisis. This has caused investors to increase the probability of a Greek default and has heightened fears of contagion to other European nations and the European banking system. Indeed, there is an element of a “self-fulfilling prophecy” in the market’s reaction. Debt service for the Italian government has been made more difficult by the spike in yields on that nation’s debt. Market commentators looking to point the finger of blame have derided the ability and willingness of European leaders to fully recognize the extent of the problem and to craft a credible solution. While there is undoubtedly blame aplenty to go around, investors however must recognize a problem which took a decade to create is unlikely to be resolved to any one’s satisfaction in a day.

On this side of the Atlantic budgetary hi-jinks on Capitol Hill played a role in spooking investors. The vicious debate, and last minute deal, over the U.S. Treasury debt ceiling sapped investors’ confidence in the ability of Republicans and Democrats to reach any compromise on taming the Federal budget deficit. Standard & Poor’s ill-timed and ill-considered decision to toss fuel onto the fire in the form of a downgrade on United States sovereign debt (from AAA to AA+) unnecessarily roiled the financial markets, contributing further to the turmoil of the last three months of the Fund’s fiscal year. Ironically S&P’s action induced another flight to quality which benefited U.S. Treasury notes and bonds, sending prices higher and yields lower.

Finally a stream of weaker than anticipated economic reports raised the specter of the U.S. economy slipping back into recession. In particular, the financial markets were distressed by August’s weak Employment Situation Report. The monthly report on non-farm payrolls growth has become a bellwether of sorts for the economy. The Bureau of Labor Statistics originally reported zero growth (a figure which was subsequently revised higher) for August. The market’s response was to accelerate the decline in yields across the maturity spectrum.

As a consequence of these factors and other developments at home and abroad, interest rates on US Treasury securities remain low and have moved lower over the past 6 months. Most other fixed income securities take their lead from US Treasuries, although all fixed income markets do not move in lock step with Treasuries. Municipal bonds are a good example of this. At the end of April 2011 high grade municipal bonds yields were fairly close to Treasury bond yields (between 85 – 100 percent of comparable maturity Treasury bond yields) but more recently high grade municipal bond yields were about 125 – 160 percent of the comparable Treasury yields. Long Treasury yields have declined 1.25 percent while long municipal bond yields have declined only 0.50 percent. This divergence reflects lingering concerns among fixed income investors on the soundness of municipal finances.

Last year, in December, the municipal bond market was roiled by the dire predictions of Meredith Whitney. Although calamity has not beset the municipal market as Ms. Whitney suggested, investors remain nervous. Their apprehension has not been assuaged by two recent high profile municipal bankruptcies: Harrisburg, Pennsylvania and Jefferson County, Alabama.

Our opinion is there will continue to be credit problems within the market. But we do not foresee a torrent of issuers rushing to file for relief under Chapter Nine. Furthermore while the recession has strained budgets in many states, cities and counties across the United States, the problems which ultimately forced both Harrisburg and Jefferson County to seek bankruptcy protection predated the onset of the recession. In both cases, municipal authorities had mismanaged infrastructure projects (a garbage incinerator

American Independence Funds

in the case of Harrisburg; a sewer system in the case of Jefferson County) allowing construction costs to balloon beyond the point of the project ever being able to service the debt accumulated.

It is also important to bear in mind neither of these are in Kansas. Kansas municipal bond issuers remain under pressure from declining revenues (reduced property tax collections and State aid) but elected officials have found ways to trim budgets to match the cash flows. Budget cuts may not always be understood by residents, but this has not deterred elected officials (thus far) throughout Kansas from making the hard decisions to bring expenditures in line with revenues.

Overall, the US and Kansas economies remain weak, but in marginally better condition than in 2010. In Kansas, while the rebound has been modest thus far, there are signs of modest improvement. Aircraft builders are indicating an uptick in orders and unemployment is trending down. Unfortunately, the real estate market still remains in the doldrums.

Over the last six months the total market value of the Fund has stabilized and now stands at around $285 million. The Net Asset Value (NAV) reflects the changes in the market prices for the securities held by the Fund. Six months ago the NAV stood at $10.74 (per share). It peaked at $11.09 during the past six months and now is around $10.95. Overall municipal bond issuance in Kansas is down from last year. During the summer, the Kansas bond market was quiet with very little new issuance, but when new bonds were sold, they were generally a special type of municipal bond called “Bank Qualified”. These securities sell at yields 25 to 50 bps (basis point – one hundredth of one percent) below regular municipal bond market yields. Consequently given the Fund’s income orientation, we generally avoid investing in these instruments since they generate less annual income for the Fund’s shareholders. In 2011 this type of security accounted for 23 percent of the total Kansas volume, while in the national markets as a whole “BQ” bonds only accounted for 6 percent of the 2011 volume. These trends in the Kansas municipal debt markets point to some of the challenges we face in finding the type of high quality, attractively priced debt which has enabled the Fund to perform competitively since its inception.

Looking ahead, we anticipate market conditions as always will present challenges as well as opportunities. In particular, at some point in the future as investor confidence is restored, we expect interest rates to rise. An increase in rates will cause bond prices to decline. The municipal debt markets will be immune from this trend. But we believe the current higher spreads (of municipal yields over Treasury yields) may absorb some of this impact.

What remains unchanged though is the commitment of the Fund’s management to pursue its objective of offering its shareholders a reasonable yield that is exempt from both Federal and State taxes. The Fund will always avoid issues subject to the Alternative Minimum Tax (AMT) and will strive to invest in Kansas projects that benefit its shareholders and the State of Kansas.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital 7-Year Municipal Bond Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
Kansas Tax-Exempt Bond Fund
Institutional Class Shares	3.44%	4.34%	4.00%
Class A Shares (1)	(1.38)%	3.04%	3.16%
Class C Shares (2)	1.41%	3.30%	2.97%
Barclays Capital 7-Year Municipal Bond Index	4.11%	5.72%	5.08%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Institutional Class shares prior to the commencement of operations of Class A shares on August 6, 2002 and has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. The performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses. On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) of the SEI Tax-Exempt Trust was reorganized into the predecessor fund, using substantially the same investment objectives, policies, and methodologies of the SEI Portfolio. The performance of the Fund also includes performance of the SEI Portfolio for period prior to May 17, 1997.

The Barclays Capital 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Short-Term Bond Fund Commentary

Kenneth O’Donnell – Portfolio Manager

The American Independence Short Term Bond Fund – Institutional Class (the “Fund”) returned 0.52 percent during its fiscal year ending October 31, 2011. In comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (the “Index”) returned 1.08 percent.

Over the most recent six months ending October 31, 2011, the Fund returned 0.32 percent versus 0.98 percent for its Index.

Over both time frames, the Fund’s performance (relative to its all US Treasury benchmark) was negatively impacted by allocations to investment grade corporate bonds and mortgage backed securities. Frequent bouts of market turmoil during 2011 which induced flights to quality which benefitted U.S. Treasury notes and bonds regardless of maturity hampered the Fund’s relative performance during the fiscal year. During the final six months of the Fund’s fiscal year, the Barclays Capital 1 - 5 Year Credit Index (which consists of investment grade corporate and asset backed securities) advanced 1.45 percent. In contrast, the Barclays Capital 1- 5 Year U.S. Treasury Index returned 2.27 percent. At times of acute market stress investors preferred the relative safety of U.S. Treasury instruments despite their low yields.

Interest rate positioning was generally neutral relative to the benchmark during the period.

Although in the aggregate bond market returns appear moderate for the year ended October 31, 2011, the period was marked by significant volatility and dispersion in returns across the major fixed income sectors. In general, longer duration high quality debt fared better in an environment characterized by seesawing investor expectations.

This reversal of fortunes at the extreme ends of the U.S. dollar credits was the result of a fundamental shift in investor expectations. During the first six months of the fiscal year, the general mood was confidence that both the U.S. and global economies had turned the corner and were poised for recovery. By late summer the mood had soured sparking a flight to quality fixed income assets such as U.S. Treasury notes and bonds.

There were several catalysts for this collective portfolio shift on the part of investors. First and foremost is the lingering European sovereign debt crisis. This has caused investors to increase the probability of a Greek default and has heightened fears of contagion to other European nations and the European banking system. Indeed, there is an element of a “self-fulfilling prophecy” in the market’s reaction. Debt service for the Italian government has been made more difficult by the spike in yields on that nation’s debt. Market commentators looking to point the finger of blame have derided the ability and willingness of European leaders to fully recognize the extent of the problem and to craft a credible solution. While there is undoubtedly blame aplenty to go around, investors however must recognize a problem which took a decade to create is unlikely to be resolved to any one’s satisfaction in a day.

On this side of the Atlantic budgetary hi-jinks on Capitol Hill played a role in spooking investors. The vicious debate, and last minute deal, over the U.S. Treasury debt ceiling sapped investors’ confidence in the ability of Republicans and Democrats to reach any compromise on taming the Federal budget deficit. Standard & Poor’s ill-timed and ill-considered decision to toss fuel onto the fire in the form of a downgrade on United States sovereign debt (from AAA to AA+) unnecessarily roiled the financial markets, contributing further to the turmoil of the last three months of the Fund’s fiscal year. Ironically S&P’s action induced another flight to quality which benefited U.S. Treasury notes and bonds, sending prices higher and yields lower.

Finally a stream of weaker than anticipated economic reports raised the specter of the U.S. economy slipping back into recession. In particular, the financial markets were distressed by August’s weak Employment Situation Report. The monthly report on non-farm payrolls growth has become a bellwether of sorts for the economy. The Bureau of Labor Statistics originally reported zero growth (a figure which was subsequently revised higher) for August. The market’s response was to accelerate the decline in yields across the maturity spectrum.

In this environment, the Federal Reserve Board responded to evidence of weakness in the third quarter economic data by announcing a repositioning of their balance sheet into longer duration assets (“Operation Twist”). In addition, the Federal Open Market Operating Committee (FOMC) opened the door for additional security purchases in another round of quantitative easing if economic conditions were to continue to deteriorate. Investors responded by pushing

American Independence Funds

US Treasury yields lower across the yield curve. Several benchmark maturities hit new historical lows while the yield curve flattened further.

From a short duration investor’s perspective, short term interest rates remain extremely low, an unfortunate consequence of substantial monetary stimulus. Cash yields remained anchored near 0% and are unlikely to increase in the current environment. Given the uncertain prospects for the US economy and continued instability in European sovereign markets, we anticipate monetary policy will likely remain accommodative for an extended period of time with short-term interest rates hovering near zero.

Looking ahead, the economic recovery is likely to continue, albeit at a slow pace. Ultimately, we believe aggressive policy accommodation should produce a sustainable increase in private investment, thereby pushing gross domestic product (GDP) to its trend rate. In the near term, given stabilization in the housing and labor markets, combined with steady improvements in industrial activity, we feel the odds of a double-dip recession are reduced.

While we do not expect market conditions to change significantly in the coming year, non-government sectors continue to present attractive opportunities to add incremental return to the portfolio. We remain constructive on both the investment grade corporate bond and agency mortgage backed securities sectors. At the present time the Fund’s average credit quality is “AA” with duration in the neighborhood of 1.7 years.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Short-Term Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Merrill Lynch 1-3 Year U.S. Treasury Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
Short-Term Bond Fund
Institutional Class Shares	0.52%	3.02%	2.66%
Class A Shares (1)	(1.86)%	2.34%	2.25%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.08%	3.77%	3.22%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 2.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to the commencement of operations on May 3, 2006, includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Core Plus Fund Commentary

David M. Dirk – Portfolio Manager

The American Independence Core Plus Bond Fund – Institutional Shares (the “Fund”) returned 2.73 percent over the fiscal year ending October 31, 2011. Over the same twelve months the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), returned 5.00 percent. In the most recent six months (ending October 31, 2011), the Fund returned 2.91 percent versus 4.98 percent for the Index.

Although in the aggregate bond market returns appear moderate for the year ended October 31, 2011, the period was marked by significant volatility and dispersion in returns across the major fixed income sectors. In general, longer duration high quality debt fared better in an environment characterized by seesawing investor expectations. Long-dated U.S. Treasury Bonds in particular led all other fixed income sectors in the final six months of the Fund’s fiscal year. The Barclays U.S. Treasury 20 Year+ Index advanced 25.08 percent from April to October. In contrast, U.S. high yield corporate debt (as measured by the Barclays U.S. High Yield Corporate Index) shed 0.92 percent over the same period. For the entire fiscal year, the U.S. Treasury index was up 19.38 percent while U.S. high yield corporate debt returned 5.17 percent.

This reversal of fortunes at the extreme ends of the U.S. dollar credits was the result of a fundamental shift in investor expectations. During the first six months of the fiscal year, the general mood was confidence that both the U.S. and global economies had turned the corner and were poised for recovery. By late summer the mood had soured sparking a flight to quality fixed income assets such as U.S. Treasury notes and bonds.

There were several catalysts for this collective portfolio shift on the part of investors. First and foremost is the lingering European sovereign debt crisis. This has caused investors to increase the probability of a Greek default and has heightened fears of contagion to other European nations and the European banking system. Indeed, there is an element of a “self-fulfilling prophecy” in the market’s reaction. Debt service for the Italian government has been made more difficult by the spike in yields on that nation’s debt. Market commentators looking to point the finger of blame have derided the ability and willingness of European leaders to fully recognize the extent of the problem and to craft a credible solution. While there is undoubtedly blame aplenty to go around, investors however must recognize a problem which took a decade to create is unlikely to be resolved to any one’s satisfaction in a day.

On this side of the Atlantic budgetary hi-jinks on Capitol Hill played a role in spooking investors. The vicious debate, and last minute deal, over the U.S. Treasury debt ceiling sapped investors’ confidence in the ability of Republicans and Democrats to reach any compromise on taming the Federal budget deficit. Standard & Poor’s ill-timed and ill-considered decision to toss fuel onto the fire in the form of a downgrade on United States sovereign debt (from AAA to AA+) unnecessarily roiled the financial markets, contributing further to the turmoil of the last three months of the Fund’s fiscal year. Ironically S&P’s action induced another flight to quality which benefited U.S. Treasury notes and bonds, sending prices higher and yields lower.

Finally a stream of weaker than anticipated economic reports raised the specter of the U.S. economy slipping back into recession. In particular, the financial markets were distressed by August’s weak Employment Situation Report. The monthly report on non-farm payrolls growth has become a bellwether of sorts for the economy. The Bureau of Labor Statistics originally reported zero growth (a figure which was subsequently revised higher) for August. The market’s response was to accelerate the decline in yields across the maturity spectrum.

In this environment our strategy has focused on overweighting corporate securities relative to Treasuries to enhance Fund income. In general, investment-grade corporate securities outperformed all other credit sectors of the bond market, reflecting investors’ ongoing search for yield in an environment of extremely low interest rates. While this enhanced the Fund’s current income, it came at the cost of reducing the Fund’s exposure to the best performing sector – U.S. Treasuries – on a total return basis.

Within the corporate sector, we have reduced our exposures to longer-dated financials while maintaining an overweight of lower quality corporate bonds in short maturities to provide yield with minimal credit duration risk. High yield securities were added to the Fund to build a significant yield and income advantage relative to the overall market, thus mitigating the negative effects of a rising rate environment. In addition, projected default rates have been well below

American Independence Funds

historical averages. We have reduced our exposure to agency securities due to their narrow yield spreads relative to corporate debt instruments. The duration of the Fund remained modestly short to the Index throughout the year. In a declining interest rate environment this also detracted from the Fund’s relative performance vis-a-vis its Index.

The global economy is in its most challenging environment since the financial crisis ended in mid-2009. We are not projecting a renewed downturn in the US economy nor a global recession (yet). We expect US growth in the 1-2 percent range over the next several quarters with global growth in the 3-4 percent range. Our baseline view is the US economy will narrowly avoid a technical recession. Our belief is predicated on several factors. First, energy and food prices have retreated significantly from earlier in the year, providing support to low but positive levels of consumer spending. Second, recent incoming data does not suggest a recession is imminent. ISM activity for both services and manufacturing has weakened markedly from spring but has stabilized above recessionary levels. Employment data is weak but encouraging with unemployment insurance claims stabilizing, temporary hires rising, and non-farm payroll data surprising modestly to the upside with positive revisions in subsequent months following the original release. Finally, the excesses present at the onset of past recessions in the corporate sector are not visible today: highly leveraged balance sheets, rapid rates of capital spending, outsized inventories, or excessive hiring and bloated payrolls.

At the same time, though, we recognize risks remain. First, should consumers and businesses turn more defensive, spending could weaken significantly. Second, the European sovereign debt crisis and the risk of contagion to the banking sector continue to fester. Third, economic growth remains dangerously close to “stall speed,” where growth is slow enough to cause a self-fulfilling collapse in confidence and heightened vulnerability to unforeseen shocks. Finally, although central banks will fight hard to avoid a recession, they do so with a much diminished arsenal.

For the foreseeable future credit spreads are likely to remain volatile. But better-than-expected economic data (though still weak) and positive policy announcements could provide relief to an intensely pessimistic market. Markets will continue to price in a shifting but meaningful probability of a negative tail risk event until (1) Europe acts decisively to resolve its sovereign debt crisis; (2) growth data consistently beat expectations; and (3) central banks (developed and emerging) ease policy further in a coordinated fashion. Until these risks recede, near-term gains are likely to prove transitory as risk premiums are biased to remain high, volatility elevated, and liquidity scarce. In this environment, we will look for opportunities to selectively reduce risk across the credit sectors.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Core Plus Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital U.S. Aggregate Bond Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
Core Plus Fund
Institutional Class Shares	2.73%	6.72%	5.31%
Class A Shares (1)	(1.95)%	5.63%	4.71%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.46%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses. Effective December 27, 2010, the Fund changed its name to Core Plus Fund.

The Barclays Capital U.S. Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

U.S. Inflation-Indexed Fund Commentary

Cedric Scholtes – Portfolio Manager

The American Independence U.S. Inflation-Indexed Fund – Institutional Shares (the “Fund”) returned 9.50 percent in the fiscal year ending October 31, 2011. In comparison, the Fund’s benchmark, the Barclays Capital US TIPS Index (the “Index”) returned 9.03 percent during this period.

In the six months ending October 31, 2011, the Fund returned 8.00 percent versus a 7.65 percent return for its Index. The Fund delivered competitive relative out performance during a volatile and turbulent year, over the course of which investor sentiment and outlook seesawed back and forth from optimism to pessimism, sometimes wildly over a span of just several days.

During the first six months of the fiscal year, the general mood was confidence that both the U.S. and global economies had turned the corner and were poised for recovery. By late summer the mood had soured sparking a flight to quality fixed income assets such as U.S. Treasury notes and bonds.

There were several catalysts for this collective too and through on the part of investors. First and foremost is the lingering European sovereign debt crisis. This has caused investors to increase the probability of a Greek default and has heightened fears of contagion to other European nations and the European banking system. Indeed, there is an element of a “self-fulfilling prophecy” in the market’s reaction. Debt service for the Italian government has been made more difficult by the spike in yields on that nation’s debt. Market commentators looking to point the finger of blame have derided the ability and willingness of European leaders to fully recognize the extent of the problem and to craft a credible solution. While there is undoubtedly blame aplenty to go around, investors however must recognize a problem which took a decade to create is unlikely to be resolved to any one’s satisfaction in a day.

On this side of the Atlantic budgetary hi-jinks on Capitol Hill played a role in spooking investors. The vicious debate, and last minute deal, over the U.S. Treasury debt ceiling sapped investors’ confidence in the ability of Republicans and Democrats to reach any compromise on taming the Federal budget deficit. Standard & Poor’s ill-timed and ill-considered decision to toss fuel onto the fire in the form of a downgrade on United States sovereign debt (from AAA to AA+) unnecessarily roiled the financial markets, contributing further to the turmoil of the last three months of the Fund’s fiscal year. Ironically S&P’s action induced another flight to quality which benefited U.S. Treasury notes and bonds, sending prices higher and yields lower.

Finally a stream of weaker than anticipated economic reports raised the specter of the U.S. economy slipping back into recession. In particular, the financial markets were distressed by August’s weak Employment Situation Report. The monthly report on non-farm payrolls growth has become a bellwether of sorts for the economy. The Bureau of Labor Statistics originally reported zero growth (a figure which was subsequently revised higher) for August. The market’s response was to accelerate the decline in yields across the maturity spectrum.

In this environment, the Federal Reserve Board responded to evidence of weakness in the third quarter economic data by announcing a repositioning of their balance sheet into longer duration assets (“Operation Twist”). In addition, the Federal Open Market Operating Committee (FOMC) opened the door for additional security purchases in another round of quantitative easing if economic conditions were to continue to deteriorate. Investors responded by pushing US Treasury yields lower across the yield curve. Several nominal Treasury benchmark maturities hit new historical lows while the yield curve flattened further.

Despite the turbulence and uncertainty – or, perhaps because of these conditions – in the financial markets, the U.S. Treasury found no want of buyers for significantly increased gross and net TIPS issuance. Its calendar of monthly auctions, alternating between 5-, 10- and 30-year issues, generates opportunities to exploit supply concessions.

Asset class returns reflect a combination of decline in TIPS yields, positive inflation accretion and coupon income. Over the period the benchmark 10-year TIPS yield declined from approximately 0.45% to around 0.0% (and traded as low as -0.25%), generating sizeable capital gains for the asset class and the Fund. Inflation accretion was also significant, with increases in shelter costs and energy prices contributing to a 3.6% year-over-year increase in the headline CPI that passed through into up-rated principal on TIPS securities.

American Independence Funds

Break-even inflation trading, duration, yield curve and security selection positions by the Fund all contributed to excess returns over the last 12 months.

We expect US economic growth to remain at or below trend for the foreseeable future, given fiscal uncertainties and Euro-zone concerns. To support the economy, the Fed is currently holding down short-dated Treasury yields through “lower for longer” policies; while the recent “Operation Twist” should act to contain longer-term nominal bond yields. The resulting combination, we believe, should provide a powerful damper for Treasury market volatility. We also note that inflation expectations are unlikely to rise quickly in an environment of weak growth and abundant spare capacity.

We will remain cautious of establishing any short duration position relative to the benchmark, given our perception of the Fed’s intent to keep real yields at historically depressed levels. Nevertheless, measures of long-dated forward yields – which tend to be less volatile and are linked to trend economic growth rates – have declined sharply, potentially providing an opportunity to underweight duration and protect the portfolio from a backup in yields should pricing extend further.

In breakeven inflation positioning, we will look to balance the risks of narrowing that might occur as a result of an economic slowdown or another flight to quality against the potential for widening that comes from an improvement in the economic backdrop or from Fed intervention – in the case of any renewed recession / deflation scare. At time of writing, we regard 10-year breakeven inflation rates at 2.05 percent as broadly fair.

Given the market backdrop, the Fund is positioned in the most liquid benchmark securities. Duration for the portfolio is approximately 8.7 years (which corresponds to a 9.5 year average maturity). We expect continued opportunities to arise in trading TIPS yields against conventional Treasuries (i.e. breakeven inflation trades), as well as yield curve and duration positioning.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

U.S. Inflation-Indexed Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital U.S. Treasury Inflation-Linked Notes Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
U.S. Inflation-Indexed Fund
Institutional Class Shares	9.50%	7.91%	7.43%
Class A Shares (1)	4.51%	6.74%	6.71%
Class C Shares (2)	8.04%	7.81%	7.38%
Barclays Capital U.S. Treasury Inflation-Linked Notes Index	9.03%	7.54%	7.12%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 4, 2011, commencement of operations, and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays Capital U.S. Treasury Inflation-Linked Notes Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Active Interest Rate Management Fund Commentary

T. Kirkham “Kirk” Barneby and Glenn Dorsey – Portfolio Managers

In March of this year the American Independence Active Interest Rate Management (AIRM) Fund (the “Fund”) was introduced. Since its inception, the Fund (the Institutional Class Shares, has returned 4.90 percent. Over the same period, the Barclays Capital U.S. Treasury Index (the “Index”) has returned 8.13 percent. Over the past six months ending October 31, 2011, the Fund has returned 4.90 percent versus a 6.90 percent return for its Index.

Like our Bull/Bear fund introduced last year, AIRM focuses on interest rate risk management through a monthly review based on our proprietary Interest Rate Scorecard. We use this result to adjust the Fund’s duration or price sensitivity to interest rate movements.

We believe the Bull/Bear application of our discipline serves best as a component of a client’s portfolio allocated to alternative investments – typically serving as a complement to existing fixed income investments – AIRM may serve as a core fixed income holding in client portfolios. The portfolio holds U.S. Treasury securities in the management of our investment decisions and is benchmarked against the Treasury index.

We use the same discipline to manage AIRM as used to manage the Bull/Bear fund. The sole difference is when our discipline indicates a fully bearish position (viz., when the indicators are that interest rates are likely to rise). In the case of AIRM, we move the Fund into cash instead of using inverse exchange traded funds (ETFs) to effect a negative duration. If our call is correct – and interest rates rise – we protect the principal invested in the AIRM fund while foregoing the opportunity for capital gain which the Bull/Bear fund offers (through the negative duration of the inverse ETFs) under similar circumstances. Of course, if the call is wrong and rates decline the AIRM fund should do better than its Bull/Bear counterpart.

Barclay’s Capital Treasury index is a competitive fixed income standard when compared to other fixed income market standards and offers greater diversification benefits. Since its introduction by Lehman Bros. in the early 1970s the Treasury index has an annualized return that is virtually identical to that of both the Government Credit index and Aggregate index. Because Treasuries do not have earnings risk they have a correlation with equities that is actually slightly negative during equity bear markets – when diversification is most needed. Alternatively, corporate and municipal bonds like equities – though not typically to the same degree – do have earnings risk as is evidenced through the behavior of credit spreads at times of economic downturn. As a result of these two features – competitive return and superior diversification benefits – Treasuries serve well as the core bond allocation in client investment portfolios.

Treasuries are, however, subject to interest rate risk. Our role is to manage that interest rate risk, preserving capital in periods of rising rates and enhancing returns in periods of declining rates. Risk is managed by adjusting the portfolios duration between that of cash – roughly 0 —and double that of the market – roughly 11 years (the “neutral” position if the rate outlook is indeterminate is equal to the market – roughly 5.5 years). If we can successfully manage rate risk, we will take what is already a competitive fixed income performance standard and make the core bond allocation a greater contributor to the wealth accumulation process. This goal becomes increasingly important as investors age and have an increased allocation to bonds because of a reduced willingness generally to experience the volatility of the equity market. Yet many investors still have the need to grow their wealth because of the length of life beyond retirement which must be funded. While not appropriately viewed as an equity substitute, the discipline can help better achieve wealth accumulation goals and lessen the burden on equities for growth.

Additionally, the net result of our duration calls over time is likely to be an exposure to rates roughly equal to the average duration of the Treasury bond market. As a result, our average current yield is roughly identical to that of the Treasury market over time. Hence, our discipline, if we can

American Independence Funds

successfully manage interest rate risk, may better serve as a core bond allocation than Treasuries themselves. Unlike the Bull/Bear discipline, the long only application of our decision in AIRM – 0 to a duration of 11-12 years – may fall short of the Treasury market’s return in Bearish calls if the Treasury market moves higher in value. Principal though, ignoring expenses, will be preserved as the portfolio is invested in very short maturity Treasury bills.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Active Interest Rate Management Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on March 28, 2011. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital U.S. Treasury Index.

Total Returns as of October 31, 2011
Since Inception
Active Interest Rate Management Fund
Institutional Class Shares	4.90%(2)
Class A Shares(1)	2.44%(3)
Barclays Capital U.S. Treasury Index	8.13%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 2.25%.
(2)	For the period March 28, 2011 (commencement of operations) through October 31, 2011.
(3)	For the period April 1, 2011 (commencement of operations) through October 31, 2011.
(4)	For the period March 31, 2011 through October 31, 2011.

Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Fusion Fund Commentary

Francis J. Ledwidge and Timothy D. Voake – Portfolio Managers

The American Independence Fusion Fund – Institutional Shares (the “Fund”) lost 8.34 percent in the twelve months ending October 31, 2011. Over the same period, the S&P 500 Index (the “Index”) rose 8.09 percent. In the last six months of the Fund’s fiscal year ending October 31, 2011, relative performance improved dramatically. The Fund, though down, lost 6.40 percent versus a decline of 7.11 percent for the Index.

Absolute and relative performance improved significantly following the management change which took effect June 23, 2011. On that date, the Fund’s new manager, Eddystone Capital, assumed responsibility for the portfolio. In just a short time, the Eddystone team has achieved competitive results in an extremely challenging environment. From June 23 to October 31, the Fund returned 0.52 percent versus a loss of 0.49 percent for its Index. Despite whipsawing share prices and fickle investor expectations, the Fund, on average, stayed on the right side of the trade.

The secular situation remains barely changed from a year ago. After peaking with the Internet bubble in 2000, the US stock market is now into the eleventh year of generating low, long term returns. As in most developed countries, an excess of debt has been built up in an attempt to offset the economic challenges from newly “capitalist” emerging economies. For a decade or so the US has pursued a policy of “guns and butter” financing two overseas wars, while cutting taxes and ignoring the looming problems in its two largest entitlement programs – Social Security and Medicare.

Even though the Federal fiscal position has continued to deteriorate there have been areas of progress. US corporations and, to a lesser extent, US consumers have made progress in improving their balance sheets. Some states and municipalities too are a notable although not uniform exception to these trends. Unable to print money, they have been compelled to reform, cut jobs, reduce allowances and outsource in order to restore some balance between tax receipts and expenditures.

In response to these secular trends, the global business cycle has been more muted that in any other post war period. Attempts to stimulate US consumer demand and the housing cycle through reduced interest rates have encountered limited success. In part, this is because the previous expansion was not checked by monetary tightening, but rather by bubble like excesses stemming from injudicious lending and excessive leverage

Aware of this conundrum, the US monetary authorities chose to pursue quantitative easing (QE) on a grand scale. The effects on the US economy appear to have been negligible, with the pace of growth remaining slow and asset markets stalling after a knee jerk positive response in late 2010. Many observers have criticized QE for its tendency to increase speculation, ignore the currency, interfere in the capital building process and penalize savers. However it has achieved “success” in two senses. It has allowed the US government to borrow additional trillions of dollars extraordinarily cheaply (at negative real rates of up to 3%) and it has increased inflation, allowing debt to decline in real terms, thus assisting the deleveraging process.

The European Central Bank (ECB) chose a different route, tightening on a modest scale. In part this was in response to its singular mandate of controlling inflation. However, the ECB must presumably also have expected a more rational and speedy outcome to the seemingly endless debate among the Eurozone’s political leaders about how to deal with the excessive sovereign debt in Greece and elsewhere. Their first response to the crisis was most probably a mistake. We believe Greece should have been allowed to default once its true debt position became clear and its then bond holders suffer the consequences. Instead, a third of the Greece’s debt is now owned by the ECB and its other creditors see themselves being subordinated to the ECB, a trend which has increased the uncertainty for other buyers of sovereign debt throughout the Eurozone. So either the ECB must engage in money printing very soon or the inevitable Greek default must occur imminently.

American Independence Funds

Such a default is widely feared to be potentially cataclysmic with phrases such as “European financial Armageddon” being used to describe the possible outcome. At the risk of being proven very wrong quite soon, we are more optimistic. At least we will have some resolution, we will find out whom, if anyone is overexposed to Greek credit default swaps or whether the net exposure is truly benign. We will see whether Portugal and Ireland can survive without some form of default and we will find out whether Italy is a domino (we think not) or can react appropriately. Financial markets abhor uncertainty. If 2012 is to be as positive a year for the US stock market as we think it could be, we do need the Eurozone issues to have at least progressed.

Ultimately, as fund managers, we represent you as a saver. The Federal Reserve has been making life more difficult for all of us by repressing interest rates and with this the consequence of misallocating capital. In a more normal environment, we might expect cash on hand which amounts to some 25-40 percent of the Fund (including cash from short positions) to earn interest at a rate of 3-4 percent. Cash balances would then be generating some income to cover our management fees.

On a wider global scale, there is very little differential between interest rates in most developed countries. There is therefore no opportunity cost to switching between currencies. Speculation is encouraged and traders, desperate to earn some return on their book, jump on any short term trend, thereby exaggerating volatility which in turn is transmitted to equity markets.

Notwithstanding this extreme volatility, the business cycle is hard at work amidst the normal “invisible hand” healing process of capitalism, especially in the US, where at least some of the Schumpeterian destruction of capital has been allowed to proceed. For instance, since 2007, 14 car plants have been shut down in the US amidst the General Motors and Chrysler bankruptcies, compared to only 2 in Europe. Many smaller banks have been closed too as the FDIC steadily works its way through a long backlog. Consumers are also making progress on reducing their debt to affordable levels so that the fixed costs from loans of all sorts as a percentage of consumer income are now back to 1994 levels. That was when the last housing upswing began; and, at least as far as multifamily apartments are concerned, there is already an upsurge in demand and building.

Calendar year 2011 has been a volatile and difficult year, with the US market virtually unchanged through December. Large “quality” issues with international business have generally outperformed while small cap US focused entities have tended to trail the indices, often because they have been unable to pass through input cost inflation. The financial sector too has lagged, worn down by litigation, regulatory overload and worries about European exposure.

Since the early summer we have been among the few contrarian optimists as US cost inflation appeared to be slackening and emerging economies began easing monetary policy. Meanwhile, the US economy has surprised the great majority of pundits by accelerating modestly in the second half of calendar 2011. One item of note is that 3rd Quarter economic growth excluding government spending and construction was actually some 0.8 percent higher than the regular GDP numbers.

At the micro level, our stocks seem either cheap or outstandingly so, with some mid cap names potentially offering the kind of opportunity not seen since the low points of 2003 and 2009. Large-caps such as Apple and Google offer good upside should they start to use their excess cash to reward investors with dividends or accretive stock buybacks or both. Abbott Laboratories should benefit from its split into two entities (analysts remain unconvinced), one of which will have a significant presence among emerging market consumers. Our largest position PVH just reported earnings. We remain enthused by the combination of their Calvin Klein royalty stream allied to the excellent strategic execution of Tommy Hilfiger’s management in Europe.

Subject to some resolution being reached, whether satisfactory or not, in the Eurozone by the end of the first quarter of 2012, we increasingly believe that the positive market typically seen in the fourth year of the US presidential cycle may well occur again despite the apparent secular headwinds. Our relative optimism is reflected in a net delta adjusted exposure of somewhat more than 60 percent although we do have some precautionary puts in case some crisis occurs to mar the start of the new year.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Fusion Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 22, 2009. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the CPI Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	Since Inception
Fusion Fund
Institutional Class Shares	(8.34)%	(5.06)%(2)
Class A Shares(1)	N/A	(8.58)%(3)*
S&P 500 Index	8.09%	8.48%(2)
Consumer Price Index	4.80%	2.48%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 22, 2009 (commencement of operations) through October 31, 2011.
(3)	For the period June 30, 2011 (commencement of operations) through October 31, 2011.
(4)	For the period November 30, 2009 through October 31, 2011.
*	Not annualized.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry grouping.

The Consumer Price Index, or CPI, is a monthly measurement of inflation.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Absolute Return Bull Bear Bond Fund Commentary

T. Kirkham “Kirk” Barneby and Glenn Dorsey – Portfolio Managers

The American Independence Absolute Return Bull Bear Bond Fund – Institutional Class (the “Fund”) declined 8.74 percent over the fiscal year ending October 31, 2011. In contrast, the Fund’s benchmark, the Barclays U.S. Treasury Index (the “Index”), rose 5.27 percent. Over the last six months of the fiscal year, the Fund’s relative performance modestly improved. During this period the Fund declined by 4.07 percent while its Index returned 6.90 percent.

The Fund started 2011 on a strong note: January’s positive performance was further bolstered by the results of May’s Bullish call. But a succession of exogenous events scattered throughout 2011 undermined the Fund’s favorable start. In February, April and July, our discipline pointed to a fully bearish posture, vis-a-vis the Fund’s Index. These calls, within the context of our discipline, were based on the U.S. economic situation, investor concerns about future inflation and current market sentiment. Unfortunately, relative and absolute performance suffered as the markets experienced a flight to quality.

Because we use inverse exchange traded funds (ETFs) to implement the fully bearish position, the effect of a wrong call (viz., interest rates falling when our discipline suggests they will rise) is magnified. When we are correct in our forecast, the inverse ETFs we employ will magnify relative outperformance versus the Index.

In each instance our economic data suggested that, though subpar, the recovery would probably continue – lessening likelihood of a “double-dip”. Further, the aggressive monetary policy put in place by the Federal Reserve, based on past relationships between such actions and money growth, investors had a rational expectation that inflation would rear its ugly head at some point. However, the “Arab” Spring, the Japanese earthquake and tsunami, the festering European sovereign debt crisis and the budgetary hi-jinks on Capitol Hill all induced investors to seek refuge in U.S. Dollar denominated assets, and in U.S. Treasury securities in particular.

Our research suggests the residual impact half-life of such flights to quality has historically been short-lived. For example, the positive impact on Treasury prices associated with the nuclear events of Three Mile Island, Chernobyl and most recently Fukoshima were reversed – rates returning to pre-event levels in less than two weeks. This more typical reaction of the U.S. Treasury market to outside influences is of course part of the basis for our discipline not trading – reacting – intra-monthly. But in 2011 the steady stream of such events has not permitted markets to retrench, retracing the ground yielded during the flight to quality.

However, there obviously can be times, when external or exogenous events do have a market impact that lasts beyond the call horizon. And, while these events can move the market in a direction opposite to that anticipated in the portfolio’s positioning, they can also cause a greater than expected positive outcome. Overtime, the effects of such external events are washed out and rate behavior reflects the soundness of U.S. economic growth, investor fears about inflation with an allowance for current investor sentiment. These are of course the ingredients of our investment decision process.

Finally, we do not believe that the downgrade of U.S. debt by Standard & Poors did, or will, meaningfully impact the destination of flight capital. The remaining countries with a AAA on their Sovereign debt are heavily dependent on the U.S. both economically and politically. Additionally, they themselves are confronting, in some instances, significant political and economic/financial market issues. Many of the remaining AA-rated sovereigns do not have deep enough capital markets to accommodate flight capital from around the globe. Recent events in Switzerland afford an example. The Swiss National Bank on September 6th announced its intention to forestall a further rise in the exchange rate of the Swiss Franc versus the Euro. A flood of money from Ireland, Greece and Italy had pushed the Swiss Franc higher jeopardizing the competitiveness of Switzerland’s industry. So, for the foreseeable future, U.S. Treasuries will continue to provide the last refuge of choice for the world. As long as turbulence and uncertainty

American Independence Funds

persists, this status as the last safe refuge will complicate the implementation of our discipline.

Recently, we have been asked about the potential for value added from our discipline if the Fed, as indicated in Fed Chairman Bernanke’s statements, will keep rates low through 2013. The short answer is that this is probably at least a good time and maybe an even better time for our discipline. A low level of the Federal funds rate does not translate into no variation in market yields. The Fed controls the target value for the Federal funds rate; but it does not control the supply/demand for credit or the inflationary concerns of investors, factors which determine conditions in the bond market generally. So, recent experience suggests ample evidence for our discipline to be able to add value if we can correctly anticipate the direction in which rates will move. Keep in mind that our duration range is +11 to -11 (a move of 0.50% in rates equals a 5.5% portfolio value change); so this provides plenty of opportunity for the Fund to make up lost ground.

Now, unless one holds that the real return on capital in the U.S. has been permanently diminished, or that we have finally, after all this time, entered a liquidity trap – in which Fed policy ceases to be effective – then maintaining the already aggressively easy policy should set the stage for a rebound in both real growth and an acceleration in inflation. This outcome would be consistent with the research and experience over time relating policy changes to economic conditions.

Long term, though, we remain confident in the success of our investment discipline. So despite the chatter about the concept of a “New Normal”, research—including that on which a current bestselling book is based – argues that current economic, financial and political circumstances have ample historical precedent. A deteriorating economic/inflation environment reflecting excessive government spending and borrowing is, in fact, a more nearly normal global economic scenario than the period of the late 1980s and 1990s – sometimes referred to as the great moderation.

Utilized as a component – a portion of the portfolio allocated for alternative investments – of investors’ portfolios the Bull/Bear discipline can help adjust overall portfolio duration to mitigate the losses imposed by rising rates and enhance the returns of declining rate episodes. In this way the discipline can help investors maintain existing fixed income allocations while contributing to wealth accumulation over time.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Absolute Return Bull Bear Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on July 8, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2011	Annualized
	1 Year	Since Inception
Absolute Return Bull Bear Fund Bond Fund
Institutional Class Shares	(8.74)%	(2.07)%(2)
Class A Shares (1)	(12.90)%	(5.53)%(3)
Barclays Capital U.S. Treasury Index	5.27%	5.90%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	For the period July 8, 2010 (commencement of operations) through October 31, 2011.
(3)	For the period July 7, 2010 (commencement of operations) through October 31, 2011.
(4)	For the period June 30, 2010 through October 31, 2011.

Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 83.1%
Consumer Discretionary — 26.7%
Amazon.com, Inc. (a)	13,000	2,775,630
AutoZone, Inc. (a)	15,000	4,853,850
Children's Place Retail Stores, Inc. (The) (a)	70,000	3,286,500
Discovery Communications, Inc., Class A (a)	90,000	3,911,400
Las Vegas Sands Corp. (a)	112,900	5,300,655
Omnicom Group, Inc.	100,000	4,448,000
Starbucks Corp.	135,000	5,715,900
Viacom, Inc., Class B	120,000	5,262,000
Walt Disney Co. (The)	173,600	6,055,168
		41,609,103

Consumer Staples — 16.0%
Diageo PLC - ADR (b)	60,200	4,989,376
Imperial Tobacco Group PLC - ADR (b)	43,100	3,146,300
Mead Johnson Nutrition Co.	80,000	5,748,000
PepsiCo, Inc.	65,000	4,091,750
Procter & Gamble Co. (The)	54,400	3,481,056
Wal-Mart Stores, Inc.	60,000	3,403,200
		24,859,682

Energy — 9.2%
Chevron Corp.	35,000	3,676,750
Occidental Petroleum Corp.	62,300	5,790,162
Oil States International, Inc. (a)	70,000	4,872,700
		14,339,612

Financials — 12.1%
Capital One Financial Corp.	120,000	5,479,200
Franklin Resources, Inc.	35,000	3,732,050
Lazard Ltd., Class A (b)	150,000	4,101,000
MetLife, Inc.	55,000	1,933,800
Prudential Financial, Inc.	65,000	3,523,000
		18,769,050

Health Care — 3.0%
Cardinal Health, Inc.	55,000	2,434,850
McKesson Corp.	28,000	2,283,400
		4,718,250

Industrials — 5.7%
General Dynamics Corp.	65,000	4,172,350
Nielsen Holdings NV (a) (b)	40,000	1,174,000
United Parcel Service, Inc., Class B	50,000	3,512,000
		8,858,350

Information Technology — 4.9%
EMC Corp. (a)	152,000	3,725,520
Google, Inc., Class A (a)	6,600	3,911,424
		7,636,944

Materials — 5.5%
Barrick Gold Corp. (b)	100,000	4,950,000

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 83.1% (continued)
Materials — 5.5% (continued)
Teck Resources, Ltd., Class B (b)	90,000	3,609,000
		8,559,000
Total Common Stocks (Cost $106,320,316)		129,349,991

Total Investments (Cost $106,320,316(c)) — 83.1%		$129,349,991

Other assets in excess of liabilities — 16.9%		26,269,998

NET ASSETS — 100.0%		$155,619,989

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
PLC — Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$129,349,991	$—	$—	$129,349,991
Total Investments	$129,349,991	$—	$—	$129,349,991

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 98.6%
Australia — 13.8%
AGL Energy, Ltd.	30,000	458,307
Bendigo and Adelaide Bank, Ltd.	50,000	501,803
BHP Billiton, Ltd.	25,727	1,031,700
Coca-Cola Amatil, Ltd.	62,000	809,039
Commonwealth Bank of Australia	32,000	1,672,650
CSL, Ltd.	24,000	734,819
Foster's Group, Ltd.	80,000	452,366
Orica, Ltd.	19,482	537,377
Rio Tinto, Ltd.	10,000	734,246
		6,932,307

Brazil — 2.3%
Cia de Bebidas das Americas	20,000	677,726
Tractebel Energia SA	30,000	486,865
		1,164,591

Denmark — 1.3%
Novo Nordisk A/S, Class B	6,000	646,721

Finland — 2.2%
Kone OYJ, Class B	10,000	557,044
Sampo OYJ, Class A	20,000	557,043
		1,114,087

France — 6.1%
Danone	10,000	701,534
LVMH Moet Hennessy Louis Vuitton SA	4,000	670,851
Remy Cointreau SA	7,000	579,916
Unibail-Rodamco SE	5,500	1,108,438
		3,060,739

Germany — 5.8%
BASF SE	8,000	593,473
Deutsche Telekom AG	48,000	615,498
Fresenius SE & Co. KGaA	3,000	298,368
Fuchs Petrolub AG	10,000	479,568
Siemens AG	9,000	956,736
		2,943,643

Hong Kong — 9.3%
Cheung Kong Holdings, Ltd.	60,000	755,699
China Mobile, Ltd.	55,000	528,751
CNOOC, Ltd.	600,000	1,179,137
HSBC Holdings PLC	170,000	1,530,328
Sun Hung Kai Properties, Ltd.	50,000	698,004
		4,691,919

Ireland — 1.9%
Elan Corp. PLC (a)	44,000	522,845
Paddy Power PLC	8,000	446,304
		969,149

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 98.6% (continued)
Italy — 3.4%
Banca Monte dei Paschi di Siena SpA	1,000,000	471,827
Enel SpA	151,721	721,574
Saipem SpA	12,000	542,260
		1,735,661

Japan — 15.5%
East Japan Railway Co.	15,000	916,640
Eisai Co., Ltd.	10,000	400,128
Hitachi, Ltd.	170,000	930,939
Honda Motor Co., Ltd.	24,000	740,545
Nippon Telegraph & Telephone Corp.	20,000	1,033,665
Oriental Land Co., Ltd.	4,000	400,641
ORIX Corp.	5,000	446,297
Sumitomo Corp.	40,000	506,316
Sumitomo Rubber Industries, Ltd.	60,000	760,244
Takeda Pharmaceutical Co., Ltd.	21,000	953,383
Toyo Suisan Kaisha, Ltd.	27,000	695,300
		7,784,098

Netherlands — 2.6%
Koninklijke DSM NV	7,000	363,375
Koninklijke KPN NV	30,000	397,322
Unilever NV	15,500	539,798
		1,300,495

Norway — 2.9%
DnB NOR ASA	60,000	706,682
Statoil ASA	30,000	773,053
		1,479,735

Poland — 1.2%
KGHM Polska Miedz SA	12,000	593,033

Singapore — 0.8%
Singapore Telecommunications, Ltd.	150,000	382,280

South Korea — 1.1%
SK Telecom Co., Ltd.	4,000	534,200

Sweden — 2.5%
Swedbank AB	40,000	568,194
Swedish Match AB	20,000	697,793
		1,265,987

Switzerland — 5.1%
Nestle SA	32,000	1,870,464
Synthes, Inc. (b)	4,000	676,160
		2,546,624

Taiwan — 1.8%
Far EasTone Telecommunications Co., Ltd.	300,000	495,855
Mega Financial Holding Co., Ltd.	510,000	398,038
		893,893

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 98.6% (continued)
United Kingdom — 19.0%
Amlin PLC	70,000	325,085
AstraZeneca PLC	31,400	1,513,485
British American Tobacco PLC	32,000	1,479,645
Catlin Group, Ltd.	80,000	512,801
Lancashire Holdings, Ltd.	30,000	347,215
National Grid PLC	50,000	498,386
Royal Dutch Shell PLC, Class A	63,000	2,243,390
Sage Group PLC (The)	150,000	673,365
Vodafone Group PLC	530,000	1,478,781
Weir Group PLC (The)	15,000	464,649
		9,536,802
Total Common Stocks (Cost $49,883,610)		49,575,964

Short-Term Investment — 1.1%
Money Market Fund — 1.1%
Dreyfus Cash Management, Institutional Shares, 0.05% (c)	557,570	557,570
Total Short-Term Investments (Cost $557,570)		557,570

Total Investments (Cost $50,441,180(d)) — 99.7%		$50,133,534

Other assets in excess of liabilities — 0.3%		168,122

NET ASSETS — 100.0%		$50,301,656

(a)	Non-income producing security.
(b)	Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended.
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$49,575,964	$—	$—	$49,575,964
Short-Term Investments	557,570	—	—	557,570
Total Investments	$50,133,534	$—	$—	$50,133,534

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Small Cap Growth Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 100.1%
Consumer Discretionary — 19.2%
Denny's Corp. (a)	13,577	48,877
Dreams, Inc. (a)	12,850	23,901
Einstein Noah Restaurant Group, Inc.	4,947	72,820
Entravision Communications Corp., Class A (a)	34,482	56,895
Jamba, Inc. (a)	38,247	65,020
Jones Group, Inc. (The)	4,930	55,068
Morton's Restaurant Group, Inc. (a)	9,600	46,848
Perry Ellis International, Inc. (a)	2,454	61,596
Sotheby's	1,950	68,679
Warnaco Group, Inc. (The) (a)	1,040	51,064
		550,768

Consumer Staples — 2.9%
Rite Aid Corp. (a)	73,275	84,999

Energy — 7.9%
Carrizo Oil & Gas, Inc. (a)	1,720	46,784
Clean Energy Fuels Corp. (a)	3,895	46,039
Goodrich Petroleum Corp. (a)	3,105	49,214
Newpark Resources, Inc. (a)	9,495	84,790
		226,827

Financials — 14.2%
American Capital, Ltd. (a)	10,123	78,656
Assured Guaranty, Ltd. (b)	3,150	40,131
Boston Private Financial Holdings, Inc.	7,895	59,844
Genworth Financial, Inc., Class A (a)	9,800	62,524
MBIA, Inc. (a)	7,978	70,206
Netspend Holdings, Inc. (a)	8,665	49,824
Radian Group, Inc.	19,562	45,971
		407,156

Health Care — 11.4%
ARIAD Pharmaceuticals, Inc. (a)	1,920	22,330
Biovest International, Inc. (a)	67,578	25,680
Bruker Corp. (a)	5,250	75,757
Complete Genomics, Inc. (a)	2,690	15,333
Halozyme Therapeutics, Inc. (a)	6,371	53,707
Hansen Medical, Inc. (a)	12,240	38,434
ImmunoCellular Therapeutics, Ltd. (a)	18,375	24,990
Medivation, Inc. (a)	1,150	19,757
Micromet, Inc. (a)	5,672	37,265
Oncothyreon, Inc. (a)	1,890	13,154
		326,407

Industrials — 12.1%
Actuant Corp., Class A	2,892	65,070
Kennametal, Inc.	1,811	70,430
Polypore International, Inc. (a)	1,065	55,859
Regal-Beloit Corp.	930	49,411
United Rentals, Inc. (a)	2,493	58,361
Woodward, Inc.	1,420	48,110
		347,241

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Small Cap Growth Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 100.1% (continued)
Information Technology — 28.0%
Actuate Corp. (a)	11,840	76,960
Anixter International, Inc. (a)	1,352	79,349
Bankrate, Inc. (a)	2,990	58,215
Cavium, Inc. (a)	1,500	49,035
Hackett Group, Inc. (The) (a)	9,285	38,347
IPG Photonics Corp. (a)	440	23,258
KIT Digital, Inc. (a)	4,322	38,898
Liquidity Services, Inc. (a)	1,525	49,654
MKS Instruments, Inc.	2,582	68,785
Nanometrics, Inc. (a)	3,108	52,463
Novellus Systems, Inc. (a)	2,160	74,628
Pegasystems, Inc.	1,375	51,961
Power-One, Inc. (a)	11,229	55,584
Silicon Graphics International Corp. (a)	4,058	58,679
SunPower Corp., Class A (a)	2,660	26,653
		802,469

Materials — 4.4%
Coeur d'Alene Mines Corp. (a)	1,855	47,433
Materion Corp. (a)	1,737	45,926
Stillwater Mining Co. (a)	2,942	33,421
		126,780
Total Common Stocks (Cost $3,272,403)		2,872,647

Short-Term Investment — 0.7%
Money Market Fund — 0.7%
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	18,704	18,704
Total Short-Term Investments (Cost $18,704)		18,704

Total Investments (Cost $3,291,107(d)) — 100.8%		$2,891,351

Liabilities in excess of other assets — (0.8)%		(22,364)

NET ASSETS — 100.0%		$2,868,987

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$2,872,647	$—	$—	$2,872,647
Short-Term Investments	18,704	—	—	18,704
Total Investments	$2,891,351	$—	$—	$2,891,351

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Large Cap Growth Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 99.8%
Consumer Discretionary — 14.1%
Abercrombie & Fitch Co., Class A	1,495	111,228
Comcast Corp., Class A	5,414	126,958
Darden Restaurants, Inc.	2,592	124,105
DIRECTV, Class A (a)	1,953	88,783
Kohl's Corp.	1,651	87,520
Nordstrom, Inc.	2,251	114,103
		652,697

Consumer Staples — 1.9%
CVS Caremark Corp.	2,462	89,371

Energy — 11.4%
Alpha Natural Resources, Inc. (a)	1,881	45,219
Baker Hughes, Inc.	1,580	91,624
Canadian Natural Resources, Ltd. (b)	2,845	100,571
Halliburton Co.	2,300	85,928
Occidental Petroleum Corp.	1,033	96,007
Peabody Energy Corp.	2,489	107,948
		527,297

Financials — 14.4%
Affiliated Managers Group, Inc. (a)	1,495	138,452
American Capital, Ltd. (a)	14,100	109,557
BlackRock, Inc.	518	81,735
Genworth Financial, Inc., Class A (a)	8,115	51,774
Hartford Financial Services Group, Inc.	5,433	104,585
JPMorgan Chase & Co.	2,114	73,483
MBIA, Inc. (a)	12,097	106,453
		666,039

Health Care — 10.7%
Agilent Technologies, Inc. (a)	3,005	111,396
Bruker Corp. (a)	6,589	95,079
Celgene Corp. (a)	1,799	116,629
Gilead Sciences, Inc. (a)	2,350	97,901
St. Jude Medical, Inc.	1,889	73,671
		494,676

Industrials — 11.0%
Boeing Co. (The)	1,395	91,777
Cummins, Inc.	1,417	140,892
Eaton Corp.	2,057	92,195
General Electric Co.	4,939	82,531
Kennametal, Inc.	2,575	100,142
		507,537

Information Technology — 26.5%
Adobe Systems, Inc. (a)	2,700	79,407
Apple, Inc. (a)	554	224,248
ASML Holding NV (b)	3,244	136,021
Avnet, Inc. (a)	3,537	107,206
eBay, Inc. (a)	2,656	84,541
EMC Corp. (a)	4,693	115,025
Google, Inc., Class A (a)	185	109,638

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Large Cap Growth Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 99.8% (continued)
Information Technology — 26.5% (continued)
Hewlett-Packard Co.	2,350	62,534
Microsoft Corp.	3,700	98,531
QUALCOMM, Inc.	2,123	109,547
SanDisk Corp. (a)	1,988	100,732
		1,227,430

Materials — 6.3%
Allegheny Technologies, Inc.	2,290	106,256
Cliffs Natural Resources, Inc.	1,704	116,247
Molycorp, Inc. (a)	1,842	70,493
		292,996

Telecommunication Services — 1.6%
NII Holdings, Inc. (a)	3,125	73,531

Utilities — 1.9%
AES Corp. (The) (a)	7,710	86,506
Total Common Stocks (Cost $4,902,990)		4,618,080

Short-Term Investment — 0.3%
Money Market Fund — 0.3%
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	13,661	13,661
Total Short-Term Investments (Cost $13,661)		13,661

Total Investments (Cost $4,916,651(d)) — 100.1%		$4,631,741

Liabilities in excess of other assets — (0.1)%		(3,553)

NET ASSETS — 100.0%		$4,628,188

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,618,080	$—	$—	$4,618,080
Short-Term Investments	13,661	—	—	13,661
Total Investments	$4,631,741	$—	$—	$4,631,741

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Municipal Bonds — 98.4%
Blue Valley Recreation Commission, COP, AGM, 3.85%, 10/01/14	500,000	533,785
Butler County Unified School District No. 385 Andover, School District, GO, UT, AGM, 5.60%, 9/01/12	1,775,000	1,851,183
Butler County Unified School District No. 385 Andover, School District, GO, UT, NATL-RE, 5.00%, 9/01/18, Callable 9/01/15	2,000,000	2,183,660
Butler County Unified School District No. 394 Rose Hill, School District, GO, UT, AGM, 3.50%, 9/01/24, Callable 9/01/14	875,000	889,604
Butler County Unified School District No. 490 El Dorado, School District, GO, UT, AGM,
5.00%, 9/01/23, Callable 9/01/15	500,000	537,010
4.05%, 9/01/27, Callable 9/01/17	630,000	652,132
Butler County Unified School District No. 490 El Dorado, School District, GO, UT, FSA,
5.00%, 9/01/24, Callable 9/01/15	395,000	423,349
5.00%, 9/01/24, Pre-Refunded 9/01/15 @ 100	690,000	794,231
Chisholm Creek Utility Authority, Water, Revenue Bonds, NATL-RE,
5.25%, 9/01/14, Pre-Refunded 9/01/12 @ 100	710,000	738,911
5.25%, 9/01/15, Pre-Refunded 9/01/12 @ 100	400,000	416,288
City of Abilene, GO, UT,
4.30%, 9/01/27, Callable 9/01/20	250,000	259,100
4.60%, 9/01/30, Callable 9/01/20	810,000	838,488
City of Bel Aire, GO, UT, 4.50%, 6/01/12, Callable 12/01/11	1,000,000	1,002,110
City of Beloit, Facilities, Revenue Bonds, 5.00%, 4/01/32, Callable 4/01/17	500,000	501,860
City of Burlington, Development, Revenue Bonds, Syncora, 5.25%, 4/01/23, Putable 4/01/13 @ 100 †	1,000,000	1,045,120
City of Burlington, Utilities, Revenue Bonds, NATL-RE, 5.30%, 6/01/31, Callable 6/01/14	1,195,000	1,223,525
City of Coffeyville, GO, UT, 3.25%, 11/01/11	500,000	500,000
City of Dodge City, Facilities, Revenue Bonds, AGM, 5.25%, 6/01/31, Callable 6/01/19	500,000	547,335
City of Dodge City, GO, UT, AGM, 4.25%, 9/01/29, Callable 9/01/19	835,000	874,604
City of Fairway, GO, UT,
3.75%, 9/01/25, Callable 9/01/17	250,000	258,460
4.00%, 9/01/28, Callable 9/01/17	470,000	483,024
4.00%, 9/01/29, Callable 9/01/17	390,000	398,120
City of Hiawatha, GO, UT, 4.60%, 10/01/26, Callable 10/01/14	300,000	307,461
City of Horton, Power, Revenue Bonds, 4.15%, 10/01/21, Callable 10/01/19	540,000	562,540
City of Junction City, GO, UT, AGM, 4.50%, 9/01/31, Callable 9/01/20	1,000,000	1,022,630
City of La Cygne, Power, Revenue Bonds, XLCA, 4.05%, 3/01/15	382,000	403,541
City of Lansing, GO, UT, FSA, 4.45%, 9/01/22, Callable 9/01/17	395,000	432,031
City of Lawrence, Medical, Revenue Bonds,
5.38%, 7/01/16, Callable 7/01/13	1,000,000	1,046,120
5.25%, 7/01/21, Callable 7/01/16	610,000	649,839
City of Lawrence, Water, Revenue Bonds, 4.30%, 11/01/22, Callable 11/01/18	235,000	253,993
City of Leawood, GO, UT, 4.20%, 9/01/23, Callable 9/01/17	565,000	607,872
City of Lenexa, GO, UT, 4.00%, 9/01/25, Callable 9/01/14	480,000	492,773
City of Lenexa, Nursing Homes, Revenue Bonds, 6.88%, 5/15/32, Pre-Refunded 5/15/12 @ 101	1,500,000	1,568,325
City of Lindsborg, GO, UT, 4.60%, 10/01/29, Callable 10/01/18	600,000	615,696
City of Maize, Water, Revenue Bonds, 5.25%, 8/01/26, Callable 8/01/16	1,000,000	1,061,010
City of Manhattan, GO, UT,
4.50%, 11/01/17	400,000	462,092
3.25%, 11/01/20, Callable 11/01/19	350,000	367,101
4.10%, 11/01/26, Callable 11/01/18	415,000	432,949
City of Newton, GO, UT, NATL-RE, 5.00%, 9/01/24, Callable 9/01/14	1,000,000	1,052,130
City of Olathe, General, Tax Allocation, 5.45%, 9/01/22, Callable 3/01/17	660,000	443,289
City of Olathe, Medical, Revenue Bonds,
5.13%, 9/01/22, Callable 9/01/17	1,315,000	1,380,697
5.25%, 9/01/25, Callable 9/01/19	500,000	520,130
5.00%, 9/01/29, Callable 9/01/17	800,000	803,960
5.00%, 9/01/30, Callable 9/01/19	750,000	754,290
4.13%, 9/01/37, Putable 3/01/13 @ 100, Callable 3/01/12 †	1,500,000	1,512,150

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Municipal Bonds — 98.4% (continued)
City of Ottawa, Education, Revenue Bonds, 5.00%, 4/15/25, Callable 4/15/19	1,510,000	1,650,128
City of Overland Park, GO, UT,
3.00%, 9/01/17	735,000	791,183
5.00%, 9/01/19, Callable 9/01/13	630,000	667,359
City of Park City, GO, UT, 5.38%, 12/01/25, Callable 12/01/19	500,000	527,605
City of Phillipsburg, Facilities, Revenue Bonds, 4.50%, 10/01/28, Callable 10/01/20	545,000	570,653
City of Pittsburg, General, Tax Allocation, 4.90%, 4/01/24, Callable 4/01/16	1,100,000	735,064
City of Roeland Park, General, Tax Allocation, 5.38%, 8/01/19, Callable 8/01/15	500,000	481,115
City of Salina, GO, UT, 3.88%, 10/01/25, Callable 10/01/18	885,000	937,534
City of Salina, Medical, Revenue Bonds,
5.00%, 10/01/20, Callable 4/01/16	460,000	482,972
5.00%, 10/01/23, Callable 4/01/16	570,000	592,823
City of Shawnee, GO, UT, 4.00%, 12/01/25, Callable 12/01/19	370,000	403,570
City of Topeka, GO, UT,
4.00%, 8/15/30, Callable 8/15/15	2,000,000	2,002,680
4.50%, 8/15/30, Callable 8/15/19	450,000	462,469
City of Topeka, Utilities, Revenue Bonds, 4.50%, 8/01/33, Callable 8/01/19	650,000	670,988
City of Wamego, Pollution, Revenue Bonds, NATL-RE, 5.30%, 6/01/31, Callable 6/01/14	900,000	921,483
City of Wichita, GO, UT,
5.00%, 10/01/12	2,325,000	2,424,998
2.38%, 4/01/19, Callable 4/01/17	250,000	255,043
4.00%, 6/01/23, Callable 6/01/17	405,000	440,186
4.00%, 6/01/24, Callable 6/01/16	150,000	159,534
4.00%, 6/01/24, Callable 6/01/17	180,000	193,394
4.00%, 6/01/24, Callable 6/01/20	100,000	108,524
4.00%, 6/01/25, Callable 6/01/17	820,000	874,423
4.00%, 12/01/25, Callable 12/01/20	100,000	105,290
4.00%, 6/01/26, Callable 6/01/20	475,000	499,234
4.00%, 12/01/26, Callable 12/01/20	165,000	172,410
4.00%, 6/01/27, Callable 6/01/20	780,000	812,807
4.00%, 12/01/29, Callable 12/01/20	250,000	259,295
City of Wichita, Medical, Revenue Bonds,
5.00%, 11/15/13, Callable 11/15/11	295,000	298,428
5.25%, 11/15/15, Callable 11/15/11	335,000	338,919
5.00%, 11/15/17	200,000	222,390
5.50%, 11/15/17, Callable 11/15/11	500,000	505,890
6.25%, 11/15/19, Callable 11/15/11	750,000	759,022
4.75%, 11/15/24, Callable 11/15/19	810,000	833,968
5.25%, 11/15/24, Callable 11/15/19	2,000,000	2,126,480
5.00%, 11/15/29, Callable 11/15/21	3,000,000	3,080,940
City of Wichita, Water/Sewer, Revenue Bonds,
5.00%, 10/01/29, Callable 10/01/19	750,000	822,247
4.00%, 10/01/29, Callable 10/01/20	1,000,000	1,023,330
4.00%, 10/01/30, Callable 10/01/20	1,000,000	1,021,810
City of Wichita, Water/Sewer, Revenue Bonds, AGM, 5.00%, 10/01/32, Callable 10/01/17	500,000	537,135
City of Wichita, Water/Sewer, Revenue Bonds, AMBAC, 5.13%, 10/01/29, Callable 10/01/15 (a)	780,000	828,914
City of Wichita, Water/Sewer, Revenue Bonds, NATL-RE, FGIC,
4.70%, 10/01/12, Callable 12/01/11	630,000	631,934
5.00%, 10/01/12	1,000,000	1,042,170
5.00%, 10/01/13	800,000	863,912
5.25%, 10/01/15, Callable 10/01/13	350,000	378,780
5.00%, 10/01/16, Callable 10/01/14	500,000	548,310
5.25%, 10/01/17, Callable 10/01/13	2,300,000	2,466,842
Coffeyville Community College, Higher Education, Revenue Bonds, 5.05%, 10/01/25, Pre-Refunded 10/01/15 @ 100	1,975,000	2,246,799

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Municipal Bonds — 98.4% (continued)
Coffeyville Public Building Commission, Medical, Revenue Bonds, AMBAC, 5.00%, 8/01/22, Callable 8/01/12 (a)	250,000	250,525
Colby Community College, Higher Education, COP, 5.00%, 8/01/31, Callable 8/01/16	250,000	252,185
Commonwealth of Puerto Rico, GO, UT, AGM, 5.50%, 7/01/29	125,000	136,901
County of Cherokee, COP, NATL-RE, FGIC, 5.00%, 12/01/21, Callable 12/01/15	1,170,000	1,278,904
County of Douglas, GO, UT,
4.00%, 9/01/24, Callable 9/01/19	425,000	451,086
4.25%, 9/01/30, Callable 9/01/19	320,000	331,194
County of Douglas, GO, UT, AMBAC, 5.00%, 8/01/18, Callable 8/01/13 (a)	1,935,000	2,030,899
County of Ford, GO, UT, AGM, 4.25%, 9/01/22, Callable 9/01/16	250,000	264,978
County of Franklin, COP, 4.75%, 9/01/21, Callable 9/01/13	750,000	772,740
County of Johnson, GO, UT,
4.50%, 9/01/13	1,230,000	1,321,266
4.75%, 9/01/27, Callable 9/01/18	500,000	543,340
County of Neosho, General, Revenue Bonds, AGM,
4.00%, 10/01/18	220,000	240,383
4.00%, 10/01/19	225,000	245,203
County of Scott, GO, UT, 5.00%, 4/01/28, Callable 4/01/20	500,000	545,465
County of Sedgwick KS / County of Shawnee, Single Family Housing, Revenue Bonds, GNMA,
8.05%, 5/01/14	15,000	15,245
6.70%, 6/01/29 †	75,000	77,944
County of Sedgwick, GO, UT, 4.20%, 8/01/25, Callable 8/01/15	535,000	554,099
County of Sedgwick, Medical, Revenue Bonds,
5.00%, 8/01/25, Callable 8/01/15	500,000	507,115
5.25%, 8/01/31, Callable 8/01/15	500,000	505,030
County of Shawnee, COP,
5.00%, 9/01/22, Callable 9/01/15	1,640,000	1,744,878
5.00%, 9/01/23, Callable 9/01/15	1,840,000	1,954,264
County of Shawnee, GO, UT, AGM, 5.00%, 9/01/19, Callable 9/01/15	700,000	756,826
Cowley County Unified School District No. 465 Winfield, School District, GO, UT, NATL-RE,
5.25%, 10/01/15, Callable 10/01/13	50,000	53,627
5.25%, 10/01/15,Pre-Refunded 10/01/13 @ 100	1,260,000	1,373,690
Crawford County Public Building Commission, GO, Revenue Bonds, 5.38%, 9/01/24, Callable 9/01/19	2,300,000	2,523,583
Dodge City Community College, Higher Education, Revenue Bonds, 5.13%, 4/01/30, Callable 4/01/20	250,000	250,243
Douglas County Unified School District No. 348 Baldwin City, School District, GO, UT, 5.00%, 9/01/30, Callable 9/01/19	1,405,000	1,484,045
Douglas County Unified School District No. 491 Eudora, School District, GO, UT, AGM, 5.00%, 9/01/29, Callable 9/01/18	450,000	483,304
Geary County Unified School District No. 475, School District, GO, UT, NATL-RE,
5.25%, 9/01/18, Callable 9/01/15	795,000	874,611
5.25%, 9/01/20, Pre-Refunded 9/01/15 @ 100	2,025,000	2,349,871
5.25%, 9/01/22, Pre-Refunded 9/01/15 @ 100	1,650,000	1,914,709
Harvey County Unified School District No. 373 Newton, School District, GO, UT, FSA, 4.80%, 9/01/18, Callable 12/01/11	635,000	637,057
Harvey County Unified School District No. 373 Newton, School District, GO, UT, NATL-RE,
5.00%, 9/01/20, Callable 9/01/18	100,000	112,392
5.00%, 9/01/22, Callable 9/01/18	1,700,000	1,877,497
Hoisington Public Building Corp., Medical, Revenue Bonds, AMBAC, 5.00%, 11/01/23, Callable 11/01/14 (a)	1,700,000	1,764,056
Johnson & Miami Counties Unified School District No. 230 Spring Hills, School District, GO, UT, 5.25%, 9/01/29, Callable 9/01/21	1,500,000	1,656,180
Johnson County Community College District, Higher Education, Revenue Bonds, AMBAC, 5.00%, 11/15/24, Pre-Refunded 11/15/2012 @ 100 (a)	1,000,000	1,048,770
Johnson County Park & Recreation District, COP, 5.00%, 9/01/23, Callable 9/01/13	870,000	904,948

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Municipal Bonds — 98.4% (continued)
Johnson County Park & Recreation District, Facilities, COP,
4.00%, 9/01/18	610,000	658,532
4.13%, 9/01/27, Callable 9/01/19	720,000	740,059
Johnson County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 9/01/20, Callable 9/01/18	225,000	246,501
4.00%, 9/01/22, Callable 9/01/19	415,000	452,520
4.50%, 9/01/22, Callable 9/01/18	100,000	111,086
4.38%, 9/01/23, Callable 9/01/18	150,000	164,195
4.00%, 9/01/24, Callable 9/01/20	500,000	537,705
4.75%, 9/01/24, Callable 9/01/18	790,000	876,813
4.88%, 9/01/25, Callable 9/01/18	200,000	221,556
4.50%, 9/01/27, Callable 9/01/21 (b)	955,000	1,015,805
Johnson County Unified School District No. 229 Blue Valley, School District, GO, UT, 3.00%, 10/01/21, Callable 10/01/19	1,000,000	1,042,990
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO, UT, AMBAC, 5.00%, 10/01/25, Callable 10/01/16 (a)	1,070,000	1,145,307
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO, UT, NATL-RE, FGIC, 5.00%, 10/01/23, Callable 10/01/14	1,080,000	1,141,614
Johnson County Unified School District No. 232 De Soto, School District, GO, UT, AGM,
5.25%, 9/01/20, Callable 9/01/15	1,325,000	1,472,539
5.25%, 9/01/23, Callable 9/01/15	1,000,000	1,101,680
Johnson County Unified School District No. 232 De Soto, School District, GO, UT, NATL-RE, 5.00%, 3/01/15	600,000	663,990
Johnson County Unified School District No. 232 De Soto, School District, GO, UT, NATL-RE FGIC, 4.35%, 9/01/14, Callable 9/01/13	600,000	629,592
Johnson County Unified School District No. 233 Olathe, School District, GO, UT, NATL-RE FGIC, 5.50%, 9/01/14	325,000	366,060
Johnson County Unified School District No. 512 Shawnee Mission, School District, GO, UT, 4.25%, 10/01/23, Callable 10/01/14	1,000,000	1,048,250
Johnson County Water District No. 1, Water, Revenue Bonds,
5.00%, 6/01/12, Pre-Refunded 12/01/11 @ 100	1,000,000	1,003,820
5.00%, 12/01/13, Pre-Refunded 12/01/11 @ 100	750,000	752,865
3.00%, 1/01/16	1,225,000	1,307,528
3.00%, 1/01/17	650,000	695,565
3.25%, 7/01/20, Callable 7/01/18	1,440,000	1,519,445
4.50%, 7/01/22, Callable 1/01/20	500,000	572,600
3.50%, 1/01/27, Callable 1/01/20	475,000	486,523
3.25%, 12/01/30, Callable 12/01/17	2,275,000	2,117,979
Kansas Development Finance Authority, Development, Revenue Bonds,
4.00%, 6/01/17	695,000	764,152
4.00%, 6/01/19	350,000	381,990
4.00%, 10/01/20	250,000	265,115
4.00%, 11/01/27, Callable 11/01/19	765,000	796,350
4.00%, 11/01/28, Callable 11/01/19	550,000	569,420
5.00%, 11/01/28, Callable 11/01/19	2,055,000	2,226,592
5.00%, 11/01/29, Callable 11/01/19	2,060,000	2,220,206
5.00%, 6/15/31, Callable 6/15/19	2,500,000	2,655,900
Kansas Development Finance Authority, Facilities, Revenue Bonds, 5.00%, 10/01/22, Callable 10/01/15	1,140,000	1,235,350
Kansas Development Finance Authority, Facilities, Revenue Bonds, AMBAC,
5.00%, 10/01/13, Callable 10/01/12 (a)	500,000	518,045
5.50%, 3/01/16, Callable 12/01/11 (a)	250,000	250,855
5.25%, 10/01/17, Callable 10/01/12 (a)	135,000	139,238
5.25%, 10/01/17, Pre-Refunded 10/01/12 @ 100 (a)	1,115,000	1,165,487
5.25%, 10/01/18, Pre-Refunded 10/01/12 @ 100 (a)	1,610,000	1,682,901
5.25%, 10/01/22, Pre-Refunded 10/01/12 @ 100 (a)	1,960,000	2,048,749

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Municipal Bonds — 98.4% (continued)
Kansas Development Finance Authority, Facilities, Revenue Bonds, FGIC,
5.00%, 4/01/13	150,000	159,743
5.00%, 4/01/18, Pre-Refunded 4/01/14 @ 101	130,000	144,886
Kansas Development Finance Authority, Facilities, Revenue Bonds, FSA,
5.13%, 11/01/25, Callable 11/01/18	100,000	112,713
5.25%, 11/01/28, Callable 11/01/18	255,000	281,143
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE,
5.00%, 5/01/13	500,000	533,615
5.00%, 5/01/16, Callable 5/01/15	205,000	223,626
5.25%, 5/01/16, Callable 12/01/11	1,275,000	1,279,118
5.25%, 11/01/21, Callable 11/01/17	250,000	282,995
5.25%, 11/01/26, Callable 11/01/17	1,200,000	1,315,392
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE FGIC,
5.00%, 4/01/15	250,000	275,063
5.00%, 4/01/17, Callable 4/01/14	595,000	644,974
5.00%, 4/01/18, Callable 4/01/14	370,000	398,882
5.00%, 4/01/20, Callable 4/01/14	515,000	548,908
Kansas Development Finance Authority, Higher Education, Revenue Bonds,
5.00%, 6/01/15, Callable 6/01/14	930,000	1,017,197
4.00%, 3/01/16	700,000	769,349
5.00%, 6/01/18, Callable 6/01/14	1,000,000	1,077,870
5.00%, 6/01/21, Callable 6/01/14	1,235,000	1,312,225
4.00%, 4/01/24, Callable 4/01/20	230,000	234,775
5.00%, 6/01/28, Callable 6/01/15	2,475,000	2,570,040
5.00%, 4/01/29, Callable 4/01/20	650,000	686,504
Kansas Development Finance Authority, Higher Education, Revenue Bonds, AMBAC,
5.25%, 8/01/19, Callable 8/01/13 (a)	410,000	430,766
5.00%, 10/01/20, Callable 4/01/13 (a)	200,000	210,662
5.00%, 5/01/21, Callable 5/01/15 (a)	2,090,000	2,209,193
5.00%, 10/01/21, Callable 4/01/13 (a)	2,750,000	2,891,075
Kansas Development Finance Authority, Higher Education, Revenue Bonds, NATL-RE, 4.25%, 4/01/27, Callable 4/01/15	200,000	203,360
Kansas Development Finance Authority, Higher Education, Revenue Bonds, Syncora, 5.00%, 2/01/26, Callable 2/01/16	2,000,000	2,114,840
Kansas Development Finance Authority, Medical, Revenue Bonds,
5.25%, 11/15/21, Callable 11/15/19	1,300,000	1,474,655
5.00%, 11/15/22, Callable 11/15/17	260,000	280,602
5.00%, 11/15/22, Callable 11/15/15	500,000	518,260
5.50%, 11/15/22, Callable 11/15/19	1,000,000	1,140,490
5.25%, 11/15/23, Putable 11/15/11 @ 100 †	1,000,000	1,000,967
5.00%, 11/15/24, Callable 11/15/17	1,000,000	1,076,430
5.25%, 1/01/25, Callable 1/01/20	1,500,000	1,615,305
5.00%, 5/15/25, Callable 5/15/19	1,500,000	1,509,330
5.00%, 11/15/27, Callable 11/15/19	1,000,000	1,029,980
5.50%, 11/15/29, Callable 11/15/19	1,265,000	1,360,950
5.38%, 3/01/30, Callable 3/01/20	1,000,000	1,032,090
5.25%, 11/15/30, Callable 11/15/19	250,000	258,770
Kansas Development Finance Authority, Medical, Revenue Bonds, NATL-RE,
5.75%, 11/15/12, Callable 11/15/11	1,000,000	1,001,870
5.38%, 11/15/24, Callable 11/15/11	545,000	545,948
5.00%, 11/15/27, Callable 11/15/17	1,875,000	1,925,025
Kansas Development Finance Authority, Nursing Homes, Revenue Bonds, GNMA, 5.35%, 5/20/23, Callable 5/20/13	1,000,000	1,052,930
Kansas Development Finance Authority, Transportation, Revenue Bonds,
5.00%, 10/01/14	350,000	389,746

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Municipal Bonds — 98.4% (continued)
5.00%, 10/01/16	1,585,000	1,845,051
5.00%, 10/01/21, Callable 10/01/18	1,270,000	1,473,835
4.63%, 10/01/26, Callable 10/01/18	300,000	330,414
Kansas Development Finance Authority, Transportation, Revenue Bonds, NATL-RE, FGIC,
5.00%, 11/01/20, Callable 11/01/16	950,000	1,067,980
5.00%, 11/01/21, Callable 11/01/16	500,000	557,850
5.00%, 11/01/22, Callable 11/01/16	200,000	221,260
5.00%, 11/01/23, Callable 11/01/16	1,250,000	1,378,575
5.00%, 11/01/25, Callable 11/01/16	1,000,000	1,090,190
4.38%, 11/01/26, Callable 11/01/16	650,000	681,018
Kansas Development Finance Authority, Water, Revenue Bonds,
5.50%, 11/01/13, Pre-Refunded 11/01/12 @ 100	900,000	946,710
5.50%, 11/01/15	200,000	234,042
5.50%, 11/01/19, Pre-Refunded 11/01/12 @ 100	960,000	1,009,824
5.00%, 11/01/19, Pre-Refunded 11/01/11 @ 100	2,000,000	2,000,000
3.13%, 4/01/21, Callable 4/01/17	1,500,000	1,528,080
3.25%, 4/01/23, Callable 4/01/17	1,795,000	1,810,958
5.00%, 4/01/23, Pre-Refunded 4/01/14 @ 100	1,860,000	2,054,649
5.00%, 11/01/24, Callable 11/01/13	1,000,000	1,043,970
4.00%, 3/01/27, Callable 3/01/19	775,000	788,276
6.00%, 4/01/27, Pre-Refunded 4/01/13 @ 100	2,000,000	2,159,500
5.00%, 11/01/28, Callable 11/01/13	100,000	103,451
Kansas State Department of Transportation, Transportation, Revenue Bonds,
5.50%, 9/01/14	1,000,000	1,135,060
5.00%, 3/01/20, Callable 3/01/14	1,220,000	1,329,324
4.30%, 9/01/21, Callable 9/01/18	575,000	633,506
5.00%, 9/01/22, Callable 9/01/18	4,615,000	5,331,756
5.00%, 9/01/23, Callable 9/01/18	2,070,000	2,374,704
5.00%, 9/01/24, Callable 9/01/18	1,335,000	1,530,618
Kansas Turnpike Authority, Transportation, Revenue Bonds, 4.00%, 9/01/26, Callable 9/01/20	1,000,000	1,049,280
Kansas Turnpike Authority, Transportation, Revenue Bonds, AGM, 5.00%, 9/01/20, Callable 9/01/14	500,000	538,850
La Cygne Public Building Commission, Facilities, Revenue Bonds, 5.00%, 11/01/29, Callable 11/01/19	375,000	394,931
Leavenworth County Unified School District No. 453, School District, GO, UT, AGM,
5.25%, 9/01/23, Callable 9/01/19	500,000	564,915
4.75%, 3/01/25, Callable 9/01/19	535,000	571,722
Leavenworth County Unified School District No. 458, School District, GO, UT,
5.25%, 9/01/28, Callable 9/01/19	1,250,000	1,374,325
5.00%, 9/01/29, Callable 9/01/19	395,000	417,764
5.00%, 9/01/30, Callable 9/01/19	215,000	226,509
Leavenworth County Unified School District No. 464, School District, GO, UT, NATL-RE, FGIC, 4.10%, 9/01/25, Callable 9/01/17	405,000	419,641
Leavenworth County Unified School District No. 464, School District, GO, UT, NATL-RE, 5.00%, 9/01/25, Pre-Refunded 9/01/15 @ 100	1,380,000	1,588,463
Leavenworth County Unified School District No. 469, School District, GO, UT, FGIC, 5.00%, 9/01/24, Pre-Refunded 9/01/15 @ 100	2,400,000	2,762,544
Lyon County Public Building Commission, Facilities, Revenue Bonds, 4.00%, 12/01/21, Callable 12/01/18	500,000	510,815
Lyon County Unified School District No. 253 Emporia, School District, GO, UT, NATL-RE, FGIC, 5.00%, 9/01/12	250,000	259,258
Maize Public Building Commission, GO, Revenue Bonds, 5.20%, 5/01/31, Callable 5/01/16	1,000,000	1,035,600
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, AGM, 4.63%, 12/01/38, Callable 12/01/17	680,000	694,239
Miami County Unified School District No. 367 Osawatomie, School District, GO, UT, AGM, 5.00%, 9/01/25, Callable 9/01/15	1,310,000	1,395,229

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Municipal Bonds — 98.4% (continued)
Miami County Unified School District No. 416 Louisburg, School District, GO, UT, NATL-RE,
4.00%, 9/01/15	900,000	963,585
5.00%, 9/01/20, Callable 9/01/16	1,235,000	1,332,516
Mitchell County Public Building Commission, Medical, Revenue Bonds, AGM, 4.50%, 3/01/28, Callable 3/01/18	430,000	455,955
Overland Park Transportation Development District, Transportation, Revenue Bonds, 5.90%, 4/01/32, Callable 4/01/20	1,000,000	997,700
Puerto Rico Electric Power Authority, Power, Revenue Bonds, NATL-RE, 5.00%, 7/01/19	1,000,000	1,081,830
Reno County Unified School District No. 308 Hutchinson, School District, GO, UT, NATL-RE,
5.00%, 9/01/16	1,000,000	1,132,450
5.00%, 9/01/25, Callable 9/01/17	200,000	216,010
Rice County Unified School District No. 376 Sterling, School District, GO, UT, AGM, 5.25%, 9/01/35, Callable 9/01/19	500,000	553,300
Rice County Unified School District No. 444, School District, GO, UT, 5.08%, 9/01/14, Callable 12/01/11	475,000	476,544
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO, UT,
5.00%, 9/01/23, Callable 9/01/19	1,000,000	1,140,070
5.00%, 9/01/27, Callable 9/01/18	1,350,000	1,494,436
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO, UT, NATL-RE , 5.00%, 11/01/14, Callable 11/01/11	1,000,000	1,000,000
Saline County Unified School District No. 305 Salina, School District, GO, UT, FSA, 5.50%, 9/01/17, Callable 11/01/11	220,000	220,000
Scott County Unified School District No. 466 Scott City, School District, GO, UT, FGIC, 5.25%, 9/01/17, Pre-Refunded 9/01/12 @ 100	400,000	416,116
Sedgwick County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 8/01/15, Callable 8/01/14	500,000	534,035
5.00%, 8/01/23, Callable 8/01/18	390,000	446,250
5.00%, 8/01/24, Callable 8/01/18	100,000	113,761
4.13%, 8/01/26, Callable 8/01/16	500,000	522,205
5.25%, 8/01/26, Callable 8/01/18	130,000	148,672
5.25%, 8/01/28, Callable 8/01/18	800,000	903,920
Sedgwick County Unified School District No. 259 Wichita, School District, GO, UT,
5.00%, 9/01/19	500,000	596,980
5.00%, 10/01/20, Callable 10/01/18	150,000	174,179
5.00%, 10/01/21, Callable 10/01/18	1,000,000	1,148,860
Sedgwick County Unified School District No. 261 Haysville, School District, GO, UT, AGM,
4.00%, 11/01/13	500,000	531,390
5.00%, 11/01/19, Callable 11/01/17	1,000,000	1,140,160
5.00%, 11/01/20, Callable 11/01/17	250,000	281,037
5.00%, 11/01/23, Callable 11/01/17	200,000	220,068
Sedgwick County Unified School District No. 262 Valley Center, School District, GO, UT, AGM, 5.00%, 9/01/24, Callable 9/01/18	745,000	824,708
Sedgwick County Unified School District No. 265 Goddard, School District, GO, UT, AGC,
4.50%, 10/01/23, Callable 10/01/18	100,000	108,323
4.50%, 10/01/24, Callable 10/01/18	250,000	268,718
Sedgwick County Unified School District No. 266 Maize, School District, GO, UT, NATL-RE,
5.00%, 9/01/16	150,000	171,947
5.00%, 9/01/17	100,000	116,124
5.00%, 9/01/19, Callable 9/01/17	500,000	564,485
Shawne County Unified School District No. 437 Auburn - Washburn, School District, GO, UT,
3.95%, 9/01/27, Callable 9/01/20	795,000	833,025
3.95%, 9/01/28, Callable 9/01/20	825,000	859,320
Shawne County Unified School District No. 501 Topeka, School District, GO, UT, AGM, 5.00%, 8/01/13	1,000,000	1,078,970
Shawnee County Unified School District No. 450 Shawnee Heights, School District, GO, UT, AGM, 4.25%, 9/01/21, Callable 9/01/15	580,000	606,228

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Municipal Bonds — 98.4% (continued)
Topeka Public Building Commission, Facilities, Revenue Bonds, NATL-RE,
5.00%, 6/01/13	1,140,000	1,216,027
5.00%, 6/01/27, Callable 6/01/18	2,355,000	2,639,814
University of Kansas Hospital Authority, Medical, Revenue Bonds, 5.00%, 9/01/21, Callable 9/01/16	1,075,000	1,148,960
University of Kansas Hospital Authority, Medical, Revenue Bonds, GO,
5.25%, 9/01/13, Pre-Refunded 9/01/12 @ 100	450,000	468,324
6.00%, 9/01/16, Pre-Refunded 9/01/12 @ 100	1,120,000	1,172,539
5.63%, 9/01/27, Pre-Refunded 9/01/12 @ 100	275,000	287,050
5.63%, 9/01/32, Pre-Refunded 9/01/12 @ 100	1,100,000	1,148,202
Wyandotte County Unified School District No. 202 Turner, School District, GO, UT, AMBAC, 5.00%, 9/01/13 (a)	1,000,000	1,073,960
Wyandotte County Unified School District No. 204 Bonner Springs-Edwardsville, School District, GO, UT, NATL-RE, FGIC, 5.00%, 9/01/24, Callable 9/01/15	1,000,000	1,054,720
Wyandotte County Unified School District No. 500 Kansas City, School District, GO, UT, AGM,
5.25%, 9/01/15, Callable 9/01/13	1,000,000	1,091,400
5.50%, 9/01/16, Pre-Refunded 9/01/12 @ 100	300,000	312,963
Wyandotte County-Kansas City Unified Government, 5.00%, 9/01/24, Callable 3/01/19	800,000	903,400
Wyandotte County-Kansas City Unified Government, Facilities, Revenue Bonds, NATL-RE, 6.00%, 5/01/15, Callable 12/01/11	1,975,000	1,981,932
Wyandotte County-Kansas City Unified Government, GO, UT,
5.00%, 8/01/29, Callable 8/01/20	1,000,000	1,122,510
4.00%, 8/01/30, Callable 8/01/20	500,000	509,970
Wyandotte County-Kansas City Unified Government, Multi-Family Housing, Revenue Bonds, 4.75%, 8/01/34, Putable 8/01/14 @ 100, Callable 12/01/11 †	2,335,000	2,403,836
Wyandotte County-Kansas City Unified Government, Revenue Bonds,
4.60%, 10/01/16	165,000	154,557
5.00%, 12/01/21, Callable 6/01/16	985,000	991,363
4.88%, 10/01/28, Callable 10/01/16	475,000	352,165
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds,
4.25%, 9/01/23, Callable 3/01/20	500,000	524,655
5.00%, 9/01/27, Callable 9/01/21	1,300,000	1,402,518
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, AGM, 5.00%, 9/01/24, Callable 9/01/14	470,000	500,014
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, NATL-RE, 4.50%, 9/01/28, Callable 12/01/11	1,540,000	1,530,929
Total Municipal Bonds (Cost $270,686,331)		280,860,657

	Shares
Short-Term Investments — 1.1%
Money Market Funds — 1.1%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.02% (c)	222,167	222,167
Marshall Tax-Free Money Market Fund, Institutional Shares, 0.21% (c)	3,000,000	3,000,000
Total Short-Term Investments (Cost $3,222,167)		3,222,167

Total Investments (Cost $273,908,498(d)) — 99.5%		$284,082,824

Other assets in excess of liabilities — 0.5%		1,340,388

NET ASSETS — 100.0%		$285,423,212

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/11.
(a)
This bond is covered by insurance issued by Ambac Assured Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interests on these bonds when they fall due is not known at this time.

(b)	When-issued Security
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2011

Summary of Abbreviations
AGC — Assured Guaranty Corp.
AGM — Assured Guaranty Municipal Corp.
AMBAC — Insured by American Municipal Bond Assurance Corp.
COL — Collateralized
COP — Certificate of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)
GNMA — Government National Mortgage Association
GO — General Obligation
NATL-RE — National Public Finance Guaranty Corp. (formerly MBIA)
Syncora — Insured by Syncora Guarantee Inc. (formerly XL Capital Assurance)
UT — Unlimited Tax

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$280,860,657	$—	$280,860,657
Short-Term Investments	3,222,167	—	—	3,222,167
Total Investments	$3,222,167	$280,860,657	$—	$284,082,824

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 3.9%
BA Credit Card Trust, Series 2010-A1, Class A1, 0.54%, 9/15/15, Demand Date 11/15/11 † (a)	1,500,000	1,504,806
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 0.80%, 3/25/27, Demand Date 11/25/11† (a)	15,458	13,744
Honda Auto Receivables Owner Trust,
Series 2009-2, Class A3, 2.79%, 1/15/13	200,650	201,342
Series 2009-3, Class A3, 2.31%, 5/15/13	415,310	417,482
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 1.99%, 2/25/33, Callable 10/25/23 †	21,201	19,442
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2B, 0.53%, 8/25/33, Demand Date 11/25/11 † (a)	20,370	15,262
SLM Student Loan Trust, Series 2010-1, Class A, 0.64%, 3/25/25, Demand Date 11/25/11 † (a)	1,538,336	1,525,031
Total Asset-Backed Securities (Cost $3,715,519)		3,697,109

Collateralized Mortgage Obligations — 12.7%
Banc of America Mortgage Securities, Inc., Series 2002-G, Class 2A1, 2.83%, 7/20/32, Callable 11/20/11 †	1,232	1,136
Fannie Mae REMICS,
Series 1993-9, Class FB, 1.65%, 1/25/23, Demand Date 11/25/11 † (a)	1,327,365	1,360,433
Series 1999-53, Class FA, 0.74%, 10/25/19, Demand Date 11/25/11 † (a)	1,044,967	1,053,462
Series 2002-62, Class FP, 1.44%, 11/25/32, Demand Date 11/25/11 † (a)	1,882,276	1,942,764
Series 2003-1, Class PG, 5.50%, 9/25/31	622,300	637,359
Freddie Mac REMICS,
Series 1689, Class F, 0.90%, 3/15/24, Demand Date 11/15/11 † (a)	886,377	890,121
Series 1689, Class FG, 0.90%, 3/15/24, Demand Date 11/15/11 † (a)	351,793	353,279
Series 2412, Class OF, 1.19%, 12/15/31, Demand Date 11/15/11 † (a)	2,051,418	2,083,278
Series 2649, Class FU, 0.79%, 7/15/33, Demand Date 11/15/11 † (a)	863,075	868,610
Series 2693, Class PD, 4.50%, 4/15/17	618,505	630,053
Series 3371, Class FA, 0.84%, 9/15/37, Demand Date 11/15/11 † (a)	2,028,481	2,042,701
GSR Mortgage Loan Trust, Series 2004-4, Class B1, 2.81%, 4/25/32, Callable 11/25/11 †	1,303,738	268,275
Total Collateralized Mortgage Obligations (Cost $13,092,209)		12,131,471

Corporate Bonds — 24.5%
Consumer Discretionary — 2.2%
Coca-Cola Refreshments USA, Inc., 3.75%, 3/01/12	1,000,000	1,009,736
Johnson Controls, Inc., 1.75%, 3/01/14	1,050,000	1,059,297
		2,069,033

Consumer Staples — 0.5%
Procter & Gamble Co. (The), 3.15%, 9/01/15	500,000	535,685

Financials — 13.4%
Allstate Life Global Funding Trusts, 5.38%, 4/30/13	1,000,000	1,064,353
BB&T Corp., 3.85%, 7/27/12	1,000,000	1,023,009
Citigroup, Inc., 5.50%, 10/15/14	1,000,000	1,065,922
General Electric Capital Corp., 1.01%, 4/07/14, Demand Date 1/09/12 † (a)	1,100,000	1,080,416
Goldman Sachs Group, Inc. (The),
1.27%, 2/07/14, Demand Date 11/7/11 † (a)	820,000	784,756
5.25%, 7/27/21	1,000,000	1,011,314
HSBC Holdings PLC, 5.25%, 12/12/12 (b)	1,000,000	1,033,070
IBM International Group Capital LLC, 5.05%, 10/22/12	700,000	729,952
JPMorgan Chase & Co., 1.10%, 5/02/14, Demand Date 12/15/11 † (a)	1,000,000	989,727
Metropolitan Life Global Funding I, 5.13%, 4/10/13 (c)	1,000,000	1,051,492
Morgan Stanley, 0.69%, 1/09/14, Demand Date 1/9/12 † (a)	1,000,000	922,349

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Corporate Bonds — 24.5% (continued)
Financials — 13.4% (continued)
Unilever Capital Corp., 3.65%, 2/15/14	1,000,000	1,065,241
Wells Fargo & Co., 5.25%, 10/23/12	1,000,000	1,039,108
		12,860,709

Health Care — 3.8%
Abbott Laboratories, 5.15%, 11/30/12	300,000	315,480
Genzyme Corp., 3.63%, 6/15/15	1,000,000	1,073,243
Merck & Co., Inc., 5.30%, 12/01/13	1,000,000	1,094,999
Novartis Capital Corp., 1.90%, 4/24/13	500,000	511,414
Wyeth, 5.50%, 3/15/13	600,000	639,380
		3,634,516

Industrials — 1.1%
CSX Corp., 6.30%, 3/15/12	1,000,000	1,019,514

Information Technology — 1.2%
International Business Machines Corp., 6.50%, 10/15/13	1,000,000	1,113,852

Telecommunication Services — 1.1%
Verizon Communications, Inc., 5.25%, 4/15/13	1,000,000	1,064,215

Utilities — 1.2%
Indiana Michigan Power Co., 6.38%, 11/01/12	1,100,000	1,155,127
Total Corporate Bonds (Cost $23,413,301)		23,452,651

Taxable Municipal Bonds — 0.4%
Pennsylvania — 0.4%
Pennsylvania Higher Education Assistance Agency, 1.19%, 9/01/43, Demand Date 11/09/11 † (a) (d) (e)	400,000	352,800
Total Taxable Municipal Bonds (Cost $400,000)		352,800

U.S. Government Agency Pass-Through Securities — 3.0%
Government National Mortgage Association — 3.0%
6.50%, Pool #781931, 5/15/35	1,734,076	1,961,030
6.00%, Pool #677226, 8/15/38	856,421	962,077
		2,923,107

Small Business Administration — 0.0% (f)
4.48%, Pool #502966, 5/25/15, Demand Date 1/01/12 † (a)	7,724	7,882
Total U.S. Government Agency Pass-Through Securities (Cost $2,915,285)		2,930,989

U.S. Government Agency Securities — 18.6%
Federal Home Loan Bank — 4.3%
1.88%, 6/21/13	4,000,000	4,099,100

Federal Home Loan Mortgage Corporation — 6.9%
4.63%, 10/25/12	2,500,000	2,608,283
0.85%, 2/08/13, Callable 2/08/12	4,000,000	4,005,400
		6,613,683

Federal National Mortgage Association — 7.4%
0.63%, 9/24/12	7,000,000	7,027,594
Total U.S. Government Agency Securities (Cost $17,576,977)		17,740,377

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
U.S. Treasury Obligations — 35.6%
U.S. Treasury Notes — 35.6%
0.13%, 9/30/13	11,000,000	10,973,776
0.50%, 8/15/14	13,000,000	13,041,691
0.25%, 9/15/14	10,000,000	9,957,860
Total U.S. Treasury Obligations (Cost $34,012,111)		33,973,327

	Shares
Short-Term Investments — 1.0%
Money Market Fund — 1.0%
Dreyfus Cash Management, Institutional Shares, 0.05% (g)	974,831	974,831
Total Short-Term Investments (Cost $974,831)		974,831

Total Investments (Cost $96,100,233(h)) — 99.7%		$95,253,555

Other assets in excess of liabilities — 0.3%		257,116

NET ASSETS — 100.0%		$95,510,671

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/11.
(a)
The demand date is either (i) that date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is the date used to determine the average maturity for the Fund.

(b)	Foreign security incorporated outside the United States.
(c)	Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended.
(d)	Security is valued in good faith under the procedures established by the Board of Trustees. The aggregate amount of the securities fair value is $352,800, which represents 0.4% of net assets.
(e)
Auction Rate Security (ARS) sold through a dutch auction at an interest rate that will clear the market at the lowest yield possible. Beginning in 2008, the auctions for these securities failed and there have been no successful auctions since that time.

(f)	Amount rounds to less than 0.05%.
(g)	Represents the 7 day yield at 10/31/11.
(h)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
REMIC — Real Estate Mortgage Investment Conduit

Number of Contracts	Futures Contract	Notional Amount($)	Unrealized Appreciation/ (Depreciation)($)
Futures Contracts — 0.0% (f)
Futures Contracts Purchased — 0.0% (f)
77	December 2011 2-Year U.S. Treasury Note	16,961,656	(14,635)

Futures Contracts Sold — 0.0% (f)
(10)	December 2011 10 -Year U.S. Treasury Note	(1,290,625)	448
(18)	December 2011 5-Year U.S. Treasury Note	(2,206,969)	180
			628
			(14,007)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2011

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$3,697,109	$—	$3,697,109
Collateralized Mortgage Obligations	—	12,131,471	—	12,131,471
Corporate Bonds	—	23,452,651	—	23,452,651
Taxable Municipal Bonds	—	—	352,800	352,800
U.S. Government Agencies	—	20,671,366	—	20,671,366
U.S. Treasury Obligations	—	33,973,327	—	33,973,327
Short-Term Investments	974,831	—	—	974,831
Total Investments	$974,831	$93,925,924	$352,800	$95,253,555

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$(14,635)	$—	$—	$(14,635)
Futures Contracts Sold	628	—	—	628
Total Other Financial Instruments	$(14,007)	$—	$—	$(14,007)

* Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of October 31, 2010	$1,745,000
Sales	(1,524,000)
Realized losses	(76,000)
Change in appreciation (depreciation)	207,800
Balance as of October 31, 2011	$352,800

The net change in unrealized appreciation from Level 3 investments held at October 31, 2011 is $27,800.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Collateralized Mortgage Obligations — 3.1%
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 2.66%, 6/25/34, Callable 10/25/15 †	61,726	55,121
Fannie Mae Grantor Trust, Series 2004-T3, Class 1A1, 6.00%, 2/25/44, Callable 1/25/18	287,105	319,767
Fannie Mae REMICS,
Series 1994-77, Class FB, 1.75%, 4/25/24, Demand Date 11/25/11 † (a)	76,303	78,454
Series 2002-16, Class XU, 5.50%, 4/25/17	724,284	770,961
Series 2002-44, Class FJ, 1.24%, 4/25/32, Demand Date 11/25/11 † (a)	90,174	92,464
Series 2002-49, Class KG, 5.50%, 8/25/17	170,411	182,716
Series 2002-60, Class FV, 1.24%, 4/25/32, Demand Date 11/25/11 † (a)	78,964	80,476
Series 2002-66, Class FG, 1.24%, 9/25/32, Demand Date 11/25/11 † (a)	85,768	87,736
Series 2002-69, Class FA, 1.24%, 10/25/32, Demand Date 11/25/11 † (a)	80,730	82,579
Series 2003-106, Class FA, 1.14%, 11/25/33, Demand Date 11/25/11 † (a)	51,769	52,766
Series 2007-88, Class FW, 0.79%, 9/25/37, Demand Date 11/25/11 † (a)	70,401	70,781
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44, Callable 9/25/19	100,921	116,348
Freddie Mac REMICS,
Series 1382, Class KA, 1.40%, 10/15/22, Demand Date 11/15/11 † (a)	74,492	74,516
Series 2691, Class FE, 0.84%, 12/15/28, Demand Date 11/15/11 † (a)	14,571	14,577
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.69%, 3/25/18, Demand Date 11/25/11 † (a)	70,792	68,087
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.25%, 3/25/33, Callable 11/25/11 †	81,754	74,718
Total Collateralized Mortgage Obligations (Cost $2,124,215)		2,222,067

Commercial Mortgage-Backed Securities — 2.2%
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	320,000	348,973
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4, 5.75%, 6/10/46 †	200,000	221,514
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.83%, 11/15/37	170,000	184,400
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4, 5.43%, 12/12/43	725,000	786,271
Total Commercial Mortgage-Backed Securities (Cost $1,476,704)		1,541,158

Corporate Bonds — 33.8%
Consumer Discretionary — 2.6%
Anheuser-Busch InBev Worldwide, Inc., 4.13%, 1/15/15	450,000	490,675
Hanesbrands, Inc., 8.00%, 12/15/16, Callable 12/15/13	350,000	379,750
Royal Caribbean Cruises, Ltd., 6.88%, 12/01/13 (b)	425,000	445,187
Yum! Brands, Inc., 6.25%, 3/15/18	450,000	527,621
		1,843,233

Consumer Staples — 1.9%
Constellation Brands, Inc., 7.25%, 5/15/17	450,000	497,250
Covidien International Finance SA, 6.00%, 10/15/17 (b)	365,000	439,356
Smithfield Foods, Inc., 10.00%, 7/15/14	325,000	379,437
		1,316,043

Energy — 2.5%
BP Capital Markets PLC, 3.13%, 10/01/15 (b)	540,000	565,977
Chesapeake Energy Corp., 9.50%, 2/15/15	350,000	402,500
Petrobras International Finance Co., 3.88%, 1/27/16 (b)	500,000	516,650
Teekay Corp., 8.50%, 1/15/20 (b)	325,000	315,250
		1,800,377

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Corporate Bonds — 33.8% (continued)
Financials — 18.3%
American Express Credit Corp., 7.30%, 8/20/13	825,000	903,515
Bank of America Corp., 7.38%, 5/15/14	725,000	775,403
Bear Stearns Cos. LLC (The),
5.30%, 10/30/15	475,000	513,858
7.25%, 2/01/18	625,000	736,964
Berkshire Hathaway, Inc., 3.20%, 2/11/15	650,000	688,249
Boston Properties LP, 5.63%, 11/15/20, Callable 8/15/20	650,000	711,351
CIT Group, Inc., 7.00%, 5/01/15, Callable 12/01/11	350,000	350,438
Citigroup, Inc., 4.75%, 5/19/15	500,000	520,910
First Horizon National Corp., 5.38%, 12/15/15	660,000	661,647
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	425,000	464,312
General Electric Capital Corp., 6.75%, 3/15/32	650,000	762,360
Goldman Sachs Group, Inc. (The), 5.75%, 10/01/16	600,000	643,748
Health Care REIT, Inc., 4.70%, 9/15/17	670,000	665,390
KeyBank NA, 4.95%, 9/15/15	650,000	687,762
Lazard Group LLC, 6.85%, 6/15/17	475,000	512,118
Morgan Stanley, 5.30%, 3/01/13	600,000	615,775
Prudential Financial, Inc., 3.00%, 5/12/16	420,000	426,497
Regions Financial Corp., 7.75%, 11/10/14	385,000	401,363
SLM Corp., 5.38%, 1/15/13	350,000	351,851
Wells Fargo & Co., 3.75%, 10/01/14	1,000,000	1,067,034
Willis North America, Inc., 6.20%, 3/28/17	420,000	460,525
		12,921,070

Industrials — 1.4%
Burlington Northern Santa Fe LLC, 3.60%, 9/01/20, Callable 6/01/20	300,000	309,156
International Lease Finance Corp., 5.63%, 9/20/13	360,000	355,950
Masco Corp., 7.13%, 3/15/20	350,000	349,413
		1,014,519

Information Technology — 0.8%
Amphenol Corp., 4.75%, 11/15/14	215,000	230,399
Xerox Corp., 4.50%, 5/15/21	335,000	349,515
		579,914

Materials — 1.6%
Dow Chemical Co. (The), 7.60%, 5/15/14	600,000	681,281
Vale Overseas, Ltd., 6.25%, 1/23/17 (b)	400,000	448,500
		1,129,781

Telecommunication Services — 3.6%
America Movil SAB de CV, 5.63%, 11/15/17 (b)	450,000	529,780
CSC Holdings LLC, 8.63%, 2/15/19	375,000	427,500
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.50%, 3/01/16	500,000	520,899
Time Warner Cable, Inc., 8.25%, 2/14/14	485,000	553,723
Virgin Media Secured Finance PLC, 6.50%, 1/15/18, Callable 1/15/14 (b)	500,000	541,250
		2,573,152

Utilities — 1.1%
Calpine Corp., 7.25%, 10/15/17, Callable 10/15/13 (c)	400,000	418,000
PacifiCorp, 5.45%, 9/15/13	345,000	371,068
		789,068
Total Corporate Bonds (Cost $23,599,869)		23,967,157

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
Mortgage Derivatives - IO STRIPS — 0.2%
Fannie Mae Interest Strip,
Series 386, Class 1, 5.00%, 11/25/37	442,086	70,270
Series 386, Class 2, 5.00%, 11/25/37 †	369,348	51,374
Total Mortgage Derivatives - IO STRIPS (Cost $131,268)		121,644

U.S. Government Agency Pass-Through Securities — 34.7%
Federal Home Loan Mortgage Corporation — 12.8%
4.50%, Pool #B10834, 11/01/18	252,236	269,761
6.00%, Pool #J01657, 4/01/21	85,293	93,137
5.00%, Pool #G13255, 7/01/23	1,542,723	1,652,626
4.50%, Pool #E02698, 6/01/25	1,326,064	1,409,081
2.47%, Pool #846367, 4/01/29, Demand Date 5/01/12 † (a)	8,533	9,003
6.50%, Pool #C00742, 4/01/29	378,924	430,027
7.50%, Pool #G01548, 7/01/32	73,532	87,236
6.00%, Pool #G04457, 5/01/38	310,436	344,493
5.00%, Pool #A89640, 11/01/39	1,287,061	1,381,655
5.50%, Pool #G05903, 3/01/40	883,293	963,911
5.00%, Pool #A93360, 8/01/40	196,547	211,054
4.50%, Pool #C03517, 9/01/40	2,079,891	2,197,576
		9,049,560

Federal National Mortgage Association — 18.4%
4.73%, Pool #385682, 12/01/12	416,213	425,297
6.00%, Pool #AE0178, 8/01/24	185,067	202,346
4.50%, Pool #AC8540, 12/01/24	1,534,866	1,635,928
4.00%, Pool #AE0375, 7/01/25	1,366,573	1,437,364
4.50%, Pool #MA0776, 6/01/31	955,316	1,012,635
2.01%, Pool #708318, 6/01/33, Demand Date 12/01/11 † (a)	58,854	60,181
2.35%, Pool #759385, 1/01/34, Demand Date 12/01/11 † (a)	100,012	104,841
5.50%, Pool #725206, 2/01/34	287,129	313,465
1.93%, Pool #776486, 3/01/34, Demand Date 2/01/12 † (a)	95,169	99,100
2.63%, Pool #791523, 7/01/34, Demand Date 1/01/12 † (a)	122,574	129,109
1.97%, Pool #810896, 1/01/35, Demand Date 1/01/12 † (a)	574,896	603,341
5.00%, Pool #735580, 6/01/35	1,300,354	1,403,164
5.50%, Pool #AD0110, 4/01/36	596,179	656,262
7.00%, Pool #979909, 5/01/38	106,616	122,339
4.50%, Pool #995515, 3/01/39	1,505,785	1,594,721
6.00%, Pool #AD4941, 6/01/40	458,858	503,381
4.00%, Pool #AB1845, 11/01/40	1,164,418	1,212,246
4.00%, Pool #AE0949, 2/01/41	1,449,645	1,509,187
		13,024,907

Government National Mortgage Association — 3.5%
6.50%, Pool #455165, 7/15/28	301,531	345,398
6.25%, Pool #724720, 4/20/40	79,090	90,101
4.00%, Pool #4853, 11/20/40	1,909,434	2,039,252
		2,474,751
Total U.S. Government Agency Pass-Through Securities (Cost $24,084,845)		24,549,218

U.S. Government Agency Securities — 2.1%
U.S. Treasury Bonds — 2.1%
5.00%, 2/13/17	1,260,000	1,490,274
Total U.S. Government Agency Securities (Cost $1,459,792)		1,490,274

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
U.S. Treasury Obligations — 20.8%
U.S. Treasury Bonds — 4.0%
5.38%, 2/15/31	300,000	408,094
3.88%, 8/15/40	2,175,000	2,453,672
		2,861,766

U.S. Treasury Notes — 16.8%
1.25%, 10/31/15	1,900,000	1,941,118
4.25%, 11/15/17	1,750,000	2,049,414
2.75%, 2/15/19	1,875,000	2,014,307
2.63%, 11/15/20	3,550,000	3,724,450
2.13%, 8/15/21	2,150,000	2,140,940
		11,870,229
Total U.S. Treasury Obligations (Cost $13,920,736)		14,731,995

	Shares
Short-Term Investments — 1.2%
Money Market Fund — 1.2%
Federated Government Obligations Fund, Institutional Shares, 0.01% (d)	821,972	821,972
Total Short-Term Investments (Cost $821,972)		821,972

Total Investments (Cost $67,619,401(e)) — 98.1%		$69,445,485

Other assets in excess of liabilities — 1.9%		1,335,462

NET ASSETS — 100.0%		$70,780,947
†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/11.
(a)
The demand date is either (i) that date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is the date used to determine the average maturity for the Fund.

(b)	Foreign security incorporated outside the United States.
(c)	Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended.
(d)	Represents the 7 day yield at 10/31/11.
(e)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
IO — Interest Only
REIT — Real Estate Investment Trusts
REMIC — Real Estate Mortgage Investment Conduit
STRIPS — Separately Traded Registered Interest and Principal of Securities.
Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$2,222,067	$—	$2,222,067
Commercial Mortgage-Backed Securities	—	1,541,158	—	1,541,158
Corporate Bonds	—	23,967,157	—	23,967,157
Mortgage Derivatives - IO STRIPS	—	121,644	—	121,644
U.S. Government Agencies	—	26,039,492	—	26,039,492
U.S. Treasury Obligations	—	14,731,995	—	14,731,995
Short-Term Investments	821,972	—	—	821,972
Total Investments	$821,972	$68,623,513	$—	$69,445,485

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 91.3%
U.S. Treasury Inflation-Indexed Bonds — 45.6%
1.88%, 7/15/15	32,294,081	35,894,354
2.00%, 1/15/26	22,514,622	27,255,009
2.38%, 1/15/27	1,246,841	1,586,702
1.75%, 1/15/28	6,920,192	8,183,667
3.63%, 4/15/28	14,705,775	21,563,490
2.13%, 2/15/40	14,232,519	18,717,983
2.13%, 2/15/41	6,175,368	8,171,265
		121,372,470

U.S. Treasury Inflation-Indexed Notes — 45.7%
2.00%, 7/15/14	22,160,086	24,137,186
1.63%, 1/15/15	6,133,326	6,679,094
0.13%, 4/15/16	16,758,663	17,566,480
2.63%, 7/15/17	10,262,988	12,229,798
1.38%, 7/15/18	28,100,340	31,500,931
1.25%, 7/15/20	12,381,304	13,795,484
1.13%, 1/15/21	2,288,521	2,518,268
0.63%, 7/15/21	12,372,289	13,037,299
		121,464,540
Total U.S. Treasury Inflation-Indexed Securities (Cost $235,234,859)		242,837,010

	Shares
Short-Term Investments — 8.2%
Money Market Fund — 8.2%
Dreyfus Cash Management, Institutional Shares, 0.05% (a)	21,891,973	21,891,973
Total Short-Term Investments (Cost $21,891,973)		21,891,973

Total Investments (Cost $257,126,832 (b)) — 99.5%		$264,728,983

Other assets in excess of liabilities — 0.5%		1,397,019

NET ASSETS — 100.0%		$266,126,002

(a)	Represents the 7 day yield at 10/31/11.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Amount rounds to less than 0.05%.

Number of Contracts	Futures Contract	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts — 0.0% (c)
Futures Contracts Purchased — 0.0% (c)
230	December 2011 10-Year U.S. Treasury Note	29,684,375	115,978
21	December 2011 30-Year U.S. Treasury Bond	2,919,656	15,895
			131,873

Futures Contracts Sold — 0.0% (c)
(72)	December 2011 5-Year U.S. Treasury Note	(8,827,875)	(6,484)
(63)	December 2011 Ultra Long Term U.S. Treasury Bond	(9,599,625)	4,966
			(1,518)
			130,355

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2011

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$21,891,973	$—	$—	$21,891,973
U.S. Treasury Inflation-Indexed Securities	—	242,837,010	—	242,837,010
Total Investments	$21,891,973	$242,837,010	$—	$264,728,983

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$131,873	$—	$—	$131,873
Futures Contracts Sold	(1,518)	—	—	(1,518)
Total Other Financial Instruments	$130,355	$—	$—	$130,355

* Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ depreciation.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Active Interest Rate Management Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
U.S. Treasury Obligations — 95.7%
U.S. Treasury Bonds — 32.6%
8.00%, 11/15/21	1,063,000	1,626,224
6.50%, 11/15/26	579,000	848,326
5.00%, 5/15/37	483,000	644,201
4.50%, 8/15/39	483,000	602,467
		3,721,218

U.S. Treasury Notes — 63.1%
1.38%, 10/15/12	1,159,000	1,172,537
3.13%, 8/31/13	1,255,000	1,320,790
2.25%, 5/31/14	772,000	809,515
2.50%, 4/30/15	1,352,000	1,443,365
2.75%, 11/30/16	1,255,000	1,361,479
3.50%, 2/15/18	965,000	1,087,284
		7,194,970
Total U.S. Treasury Obligations (Cost $11,003,627)		10,916,188

	Shares
Short-Term Investments — 2.9%
Money Market Fund — 2.9%
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (a)	332,762	332,762
Total Short-Term Investments (Cost $332,762)		332,762

Total Investments (Cost $11,336,389(b)) — 98.6%		$11,248,950

Other assets in excess of liabilities — 1.4%		157,552

NET ASSETS — 100.0%		$11,406,502

(a)	Represents the 7 day yield at 10/31/11.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$10,916,188	$—	$10,916,188
Short-Term Investments	332,762	—	—	332,762
Total Investments	$332,762	$10,916,188	$—	$11,248,950

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 78.1%
Consumer Discretionary — 22.1%
Comcast Corp., Class A	7,750	181,737
Ford Motor Co. (a)	9,200	107,456
G-III Apparel Group, Ltd. (a)	6,300	177,597
General Motors Co. (a)	4,850	125,372
Macy's, Inc.	3,400	103,802
NIKE, Inc., Class B	1,050	101,168
PVH Corp.	4,100	305,081
Sally Beauty Holdings, Inc. (a)	11,500	220,685
		1,322,898

Consumer Staples — 0.5%
Coca-Cola Co. (The)	400	27,328

Energy — 6.2%
BP PLC - ADR (b)	2,200	97,196
Chevron Corp.	800	84,040
El Paso Corp.	7,700	192,577
		373,813

Financials — 12.0%
Annaly Capital Management, Inc. - REIT	6,200	104,470
CreXus Investment Corp.	18,200	173,992
Goldman Sachs Group, Inc. (The)	290	31,770
JPMorgan Chase & Co.	2,350	81,686
Morgan Stanley	3,450	60,858
NYSE Euronext	4,100	108,937
PNC Financial Services Group, Inc.	1,600	85,936
Wells Fargo & Co.	2,750	71,252
		718,901

Health Care — 5.4%
Abbott Laboratories	3,050	164,304
Merck & Co., Inc.	2,700	93,150
Pfizer, Inc.	3,400	65,484
		322,938

Industrials — 8.6%
Curtiss-Wright Corp.	3,050	99,979
Gardner Denver, Inc.	1,600	123,728
General Dynamics Corp.	920	59,055
Roper Industries, Inc.	460	37,306
Thomas & Betts Corp. (a)	1,900	94,411
WESCO International, Inc. (a)	2,100	101,766
		516,245

Information Technology — 20.2%
Apple, Inc. (a)	590	238,820
Cognizant Technology Solutions Corp., Class A (a)	1,300	94,575
eBay, Inc. (a)	1,650	52,520
Fairchild Semiconductor International, Inc. (a)	6,450	96,556
Google, Inc., Class A (a)	250	148,160
GT Advanced Technologies, Inc. (a)	13,800	113,160
Hewlett-Packard Co.	2,600	69,186
Intel Corp.	3,450	84,663

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 78.1% (continued)
Information Technology — 20.2% (continued)
Marvell Technology Group, Ltd. (a) (b)	6,450	90,235
Microsoft Corp.	2,550	67,907
Xerox Corp.	8,400	68,712
Yahoo!, Inc. (a)	5,550	86,802
		1,211,296

Materials — 0.9%
Agnico-Eagle Mines, Ltd. (b)	1,300	56,407

Telecommunication Services — 1.7%
VimpelCom, Ltd. - ADR (b)	1,600	17,568
Vodafone Group PLC - ADR (b)	3,000	83,520
		101,088

Utilities — 0.5%
CenterPoint Energy, Inc.	1,400	29,176
Total Common Stocks (Cost $4,653,035)		4,680,090

Equity Options — 0.4%
Put Options — 0.4%
iShares S&P 500 Index Fund, 11/19/2011, Exercise Price $123.00 (a)	15	2,888
SPDR S&P 500 ETF Trust, 1/21/2012, Exercise Price $124.00 (a)	38	22,154
Total Equity Options (Cost $22,467)		25,042

Investment Companies — 3.3%
iShares MSCI Brazil Index Fund	850	53,014
Market Vectors Russia ETF	1,550	47,213
SPDR Gold Trust (a)	570	95,384
Total Investment Companies (Cost $203,918)		195,611

Short-Term Investments — 17.1%
Money Market Funds — 17.1%
Dreyfus Government Cash Management, Institutional Shares, 0.00% (c)	800,075	800,075
Dreyfus Government Cash Management, Investor Shares, 0.00% (c)	66,035	66,035
Dreyfus Government Prime Cash Management, Institutional Shares, 0.00% (c)	158,056	158,056
Total Short-Term Investments (Cost $1,024,166)		1,024,166

Total Investments (Cost $5,903,586(d)) — 98.9%		$5,924,909

Segregated Cash With Brokers — 15.5%		926,801

Total Securities Sold Short (Proceeds $(956,716)) — (17.0)%		(1,016,117)

Other assets in excess of liabilities — 2.6%		154,587

NET ASSETS — 100.0%		$5,990,180

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2011

Security Description	Shares	Value ($)
SECURITIES SOLD SHORT: Common Stocks — (0.8)%
Information Technology — (0.8)%
International Business Machines Corp.	(250)	(46,157)
Total Common Stocks (Proceeds $(44,454))		(46,157)

Equity Options — (0.0)% (e)
Call Option — (0.0)% (e)
PVH Corp., 11/19/2011, Exercise Price $75.00 (a)	(4)	(920)
Total Equity Options (Cost $(912))		(920)

Investment Companies — (16.2)%
Energy Select Sector SPDR Fund	(920)	(64,032)
iShares S&P 500 Index Fund	(5,050)	(635,290)
SPDR S&P 500 ETF Trust	(2,150)	(269,718)
Total Investment Companies (Cost $(911,350))		(969,040)
Total Securities Sold Short (Proceeds $(956,716)) — (17.0)%		$(1,016,117)

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(e)	Amount rounds to less than 0.05%.

Summary of Abbreviations
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund
REIT — Real Estate Investment Trusts

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Long Positions
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,680,090	$—	$—	$4,680,090
Equity Options	25,042	—	—	25,042
Investment Companies	195,611	—	—	195,611
Short-Term Investments	1,024,166	—	—	1,024,166
Total Investments	$5,924,909	$—	$—	$5,924,909

Short Positions
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$(46,157)	$—	$—	$(46,157)
Equity Options	(920)	—	—	(920)
Investment Companies	(969,040)	—	—	(969,040)
Total Investments	$(1,016,117)	$—	$—	$(1,016,117)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Absolute Return Bull Bear Bond Fund	October 31, 2011

Security Description	Principal ($)	Value ($)
U.S. Treasury Obligations — 98.1%
U.S. Treasury Bonds — 33.4%
8.00%, 11/15/21	3,741,000	5,723,146
6.50%, 11/15/26	2,040,000	2,988,918
5.00%, 5/15/37	1,700,000	2,267,375
4.50%, 8/15/39	1,700,000	2,120,485
		13,099,924

U.S. Treasury Notes — 64.7%
1.38%, 10/15/12	4,079,000	4,126,643
3.13%, 8/31/13	4,419,000	4,650,653
2.25%, 5/31/14	2,719,000	2,851,127
2.50%, 4/30/15	4,758,000	5,079,536
2.75%, 11/30/16	4,419,000	4,793,925
3.50%, 2/15/18	3,399,000	3,829,718
		25,331,602
Total U.S. Treasury Obligations (Cost $38,310,891)		38,431,526

	Shares
Short-Term Investments — 1.0%
Money Market Fund — 1.0%
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (a)	388,807	388,807
Total Short-Term Investments (Cost $388,807)		388,807

Total Investments (Cost $38,699,697(b)) — 99.1%		$38,820,333

Other assets in excess of liabilities — 0.9%		364,288

NET ASSETS — 100.0%		$39,184,621

(a)	Represents the 7 day yield at 10/31/11.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$38,431,526	$—	$38,431,526
Short-Term Investments	388,807	—	—	388,807
Total Investments	$388,807	$38,431,526	$—	$38,820,333

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities
October 31, 2011

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund*	Large Cap Growth Fund*
Assets
Investments, at cost	$106,320,316	$50,441,180	$3,291,107	$4,916,651
Investments, at value	$129,349,991	$50,133,534	$2,891,351	$4,631,741
Cash	17,799,662	—	—	—
Foreign currency, at value (cost at $0, $47; $0 and $0, respectively)	—	48	—	—
Interest and dividends receivable	74,610	129,215	—	1,423
Receivable for capital shares issued	247,076	13,426	9,018	23,174
Receivable for investments sold	8,600,118	—	68,308	—
Reclaims receivable	—	122,260	—	—
Receivable from Investment Adviser	—	—	1,234	2,244
Prepaid expenses	21,573	9,456	218	350
Total assets	156,093,030	50,407,939	2,970,129	4,658,932

Liabilities
Payable for investments purchased	$—	$—	$68,935	$—
Payable for capital shares redeemed	285,525	18,380	5,100	1,100
Accrued expenses and other payables:
Investment advisory	84,623	22,058	—	—
Administration	25,523	14,902	288	463
Distribution and Service	15,154	63	7	7
Fund Accounting	2,644	1,381	1,127	1,157
Trustees	1,454	1,365	17	31
Other	58,118	48,134	25,668	27,986
Total liabilities	473,041	106,283	101,142	30,744
Net Assets	$155,619,989	$50,301,656	$2,868,987	$4,628,188

Composition of Net Assets
Capital	$130,861,575	$51,530,791	$3,383,079	$5,070,714
Accumulated net investment income	314,234	696,766	—	—
Accumulated net realized gains (losses) from investment transactions	1,414,505	(1,644,261)	(114,336)	(157,616)
Net unrealized appreciation/depreciation	23,029,675	(281,640)	(399,756)	(284,910)
Net Assets	$155,619,989	$50,301,656	$2,868,987	$4,628,188

Net Assets By Share Class
Institutional Class Shares	$122,737,569	$50,158,142	$2,851,068	$4,611,126
Class A Shares	21,428,166	143,514	17,919	17,062
Class C Shares	11,454,254	—	—	—
Net Assets	$155,619,989	$50,301,656	$2,868,987	$4,628,188

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	9,036,476	4,687,245	328,802	496,929
Class A Shares	1,591,155	13,529	2,073	1,845
Class C Shares	834,121	—	—	—

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$13.58	$10.70	$8.67	$9.28
Class A Shares	$13.47	$10.61	$8.64	$9.25
Class C Shares**	$13.73	$—	$—	$—

Maximum Sales Charge
Class A Shares	5.75%	5.75%	5.75%	5.75%
Class C Shares**	1.00%	N/A	N/A	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$14.29	$11.26	$9.17	$9.81

*	Funds commenced operations on December 9, 2010.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
October 31, 2011

	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund	Core Plus Fund	U.S. Inflation-Indexed Fund
Assets
Investments, at cost	$273,908,498	$96,100,233	$67,619,401	$257,126,832
Investments, at value	$284,082,824	$95,253,555	$69,445,485	$264,728,983
Cash	—	—	13,223	10
Collateral held at broker	—	100,000	—	400,000
Interest and dividends receivable	3,185,097	257,997	585,852	906,490
Receivable for capital shares issued	53,000	5,860	13,157	850,468
Receivable for investments sold	—	—	1,041,192	—
Prepaid expenses	30,486	14,895	6,107	29,543
Total assets	287,351,407	95,632,307	71,105,016	266,915,494

Liabilities
Distributions payable	$757,498	$19,829	$87,477	$7,586
Payable for investments purchased	1,016,502	—	92,863	—
Payable for capital shares redeemed	9,547	29,027	100,373	649,041
Variation margin (See Note 8)	—	8,703	—	33,155
Accrued expenses and other payables:
Investment advisory	51,891	7,799	5,431	16,171
Administration	47,772	18,754	10,806	30,811
Distribution and Service	3,296	—	19	12,962
Fund Accounting	—	726	335	5,185
Trustees	2,969	1,538	641	1,935
Other	38,720	35,260	26,124	32,646
Total liabilities	1,928,195	121,636	324,069	789,492
Net Assets	$285,423,212	$95,510,671	$70,780,947	$266,126,002

Composition of Net Assets
Capital	$276,258,472	$106,711,231	$69,317,553	$244,150,430
Accumulated (distributions in excess of) net investment income	74,637	173,859	3,241	(7,586)
Accumulated net realized gains (losses) from investment transactions	(1,084,223)	(10,513,734)	(365,931)	14,250,652
Net unrealized appreciation/depreciation	10,174,326	(860,685)	1,826,084	7,732,506
Net Assets	$285,423,212	$95,510,671	$70,780,947	$266,126,002

Net Assets By Share Class
Institutional Class Shares	$274,606,278	$95,498,813	$70,672,805	$248,883,354
Class A Shares	9,243,951	11,858	108,142	12,448,159
Class C Shares	1,572,983	—	—	4,794,489
Net Assets	$285,423,212	$95,510,671	$70,780,947	$266,126,002

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	25,084,663	9,434,807	6,422,104	21,291,235
Class A Shares	844,283	1,172	9,761	1,059,685
Class C Shares	143,695	—	—	411,210

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$10.95	$10.12	$11.00	$11.69
Class A Shares	$10.95	$10.12	$11.08	$11.75
Class C Shares*	$10.95	$—	$—	$11.66

Maximum Sales Charge
Class A Shares	4.25%	2.25%	4.25%	4.25%
Class C Shares*	1.00%	N/A	N/A	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$11.44	$10.35	$11.57	$12.27

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
October 31, 2011

	Active Interest Rate Management Fund*	Fusion Fund	Absolute Return Bull Bear Bond Fund
Assets
Investments, at cost	$11,336,389	$5,881,119	$38,699,697
Investments, at value	$11,248,950	$5,899,867	$38,820,333
Options, at value (cost at $22,467)	—	25,042	—
Collateral held at broker	—	926,801	—
Interest and dividends receivable	108,940	3,117	383,538
Receivable for capital shares issued	70,150	250	171,932
Receivable for investments sold	—	196,957	—
Receivable from Investment Adviser	352	13,106	14,342
Prepaid expenses	611	4,015	6,757
Total assets	11,429,003	7,069,155	39,396,902

Liabilities
Securities sold short at value (proceeds of $955,804)	$—	$1,015,197	$—
Options written, at value (cost at $912)	—	920	—
Payable for investments purchased	—	37,050	—
Payable for interest and dividends on securities sold short	—	38	—
Payable for capital shares redeemed	4,726	—	142,523
Accrued expenses and other payables:
Administration	1,011	872	4,137
Distribution and Service	244	3	4,092
Fund Accounting	1,525	2,125	1,513
Trustees	29	325	885
Other	14,966	22,445	59,131
Total liabilities	22,501	1,078,975	212,281
Net Assets	$11,406,502	$5,990,180	$39,184,621

Composition of Net Assets
Capital	$11,198,892	$6,408,247	$44,134,701
Accumulated net investment income	19,886	—	1,781
Accumulated net realized gains (losses) from investment transactions	275,163	(379,989)	(5,072,497)
Net unrealized appreciation/depreciation	(87,439)	(38,078)	120,636
Net Assets	$11,406,502	$5,990,180	$39,184,621

Net Assets By Share Class
Institutional Class Shares	$10,907,546	$5,989,099	$23,991,928
Class A Shares	498,956	1,081	15,192,693
Net Assets	$11,406,502	$5,990,180	$39,184,621

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	1,040,060	307,793	2,479,887
Class A Shares	47,621	56	1,577,036

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$10.49	$19.46	$9.67
Class A Shares	$10.48	$19.40	$9.63

Maximum Sales Charge
Class A Shares	2.25%	5.75%	4.25%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.72	$20.58	$10.06

*	Fund commenced operations on March 28, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Operations
For the Year Ended October 31, 2011

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund*	Large Cap Growth Fund*
Investment Income:
Dividend	$2,287,982	$2,214,688	$7,426	$39,056
Foreign tax withholding	(8,609)	(189,893)	—	(363)
Total Investment Income	2,279,373	2,024,795	7,426	38,693

Expenses:
Investment advisory	1,422,043	555,009	24,794	42,209
Administration	177,755	85,636	3,092	5,264
Distribution - Class A Shares	19,097	259	9	8
Distribution - Class C Shares	60,812	—	—	—
Service - Class A Shares	42,229	351	9	8
Service - Class C Shares	20,271	—	—	—
Accounting	37,414	38,117	20,637	20,615
Audit expenses	21,964	26,210	20,959	20,959
Compliance services	13,080	8,646	3,309	3,413
Custodian	28,869	51,278	904	1,181
Legal expenses	12,756	4,567	294	1,463
Shareholder Reporting	25,852	8,113	446	863
State registration expenses	45,500	30,000	10,000	10,000
Transfer Agent	214,282	13,273	8,644	16,963
Trustees	15,931	7,764	239	401
Insurance	7,672	6,272	25	60
Other	5,577	5,160	2,246	2,271
Total expenses before fee reductions	2,171,104	840,655	95,607	125,678
Expenses reduced by:Adviser	(421,610)	(119,476)	(68,313)	(83,449)
Distributor	(13,750)	—	—	—
Net Expenses	1,735,744	721,179	27,294	42,229

Net Investment Income (Loss)	543,629	1,303,616	(19,868)	(3,536)

Realized and unrealized gains (losses) from investments, options, and foreign currency transactions:
Net realized gains (losses) from investment transactions	991,505	7,357,157	(114,291)	(157,616)
Net realized gains from options transactions	2,529,186	—	—	—
Net realized losses from foreign currency transactions	—	(607,572)	—	—
Net change in unrealized depreciation from investments	(1,947,202)	(9,031,267)	(399,756)	(284,910)
Net change in unrealized appreciation from options contracts	3,000	—	—	—
Net change in unrealized depreciation from foreign currency translation	—	(63,229)	—	—
Net realized and unrealized gains (losses)	1,576,489	(2,344,911)	(514,047)	(442,526)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,120,118	$(1,041,295)	$(533,915)	$(446,062)
*	For the period from December 9, 2010, commencement of operations, through October 31, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Year Ended October 31, 2011

	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund	Core Plus Fund	U.S. Inflation-Indexed Fund
Investment Income:
Dividend	$12,430	$2,230	$302	$3,808
Interest	11,016,294	1,407,411	2,348,382	6,559,516
Total Investment Income	11,028,724	1,409,641	2,348,684	6,563,324

Expenses:
Investment advisory	841,839	422,721	272,865	786,470
Administration	350,766	132,100	85,270	245,772
Distribution - Class A Shares	22,030	55	227	14,297
Distribution - Class C Shares	9,575	—	—	7,172
Service - Class A Shares	22,030	55	227	6,522
Service - Class C Shares	3,192	—	—	2,391
Accounting	87,657	40,812	48,534	40,666
Audit expenses	23,799	23,759	20,704	21,569
Compliance services	22,340	10,981	8,262	16,067
Custodian	55,249	13,569	13,031	21,283
Legal expenses	24,969	9,387	6,205	17,926
Shareholder Reporting	10,775	6,855	6,130	7,416
State registration expenses	42,000	30,000	30,000	40,000
Transfer Agent	10,527	2,731	3,046	19,651
Trustees	32,470	12,273	7,936	21,320
Insurance	19,981	9,701	3,145	8,729
Other	8,075	3,590	2,984	4,761
Total expenses before fee reductions	1,587,274	718,589	508,566	1,282,012
Expenses reduced by:Adviser	(256,708)	(242,918)	(191,208)	(623,103)
Distributor	(9,417)	(55)	(109)	(1,304)
Net Expenses	1,321,149	475,616	317,249	657,605

Net Investment Income	9,707,575	934,025	2,031,435	5,905,719

Realized and unrealized gains (losses) from investments and futures transactions:
Net realized gains (losses) from investment transactions	(303,059)	595,963	(47,783)	13,875,628
Net realized gains (losses) from futures contracts	—	78,662	(129,721)	1,252,712
Net change in unrealized appreciation/depreciation from investments	(191,706)	(985,762)	393,023	2,722,947
Net change in unrealized appreciation/depreciation from futures contracts	—	(121,821)	62,482	210,205
Net realized and unrealized gains (losses)	(494,765)	(432,958)	278,001	18,061,492

Net Increase in Net Assets Resulting from Operations	$9,212,810	$501,067	$2,309,436	$23,967,211

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Year Ended October 31, 2011

	Active Interest Rate Management Fund*	Fusion Fund	Absolute Return Bull Bear Bond Fund
Investment Income:
Dividend	$20	$82,633	$454
Interest	32,403	—	475,536
Foreign tax withholding	—	(25)	—
Total Investment Income	32,423	82,608	475,990

Expenses:
Investment advisory	8,392	106,734	230,401
Administration	2,626	9,530	57,600
Distribution - Class A Shares	170	2	16,839
Service - Class A Shares	425	2	42,096
Accounting	12,683	26,226	22,620
Audit expenses	18,351	18,895	20,387
Compliance services	2,238	4,444	6,784
Custodian	265	176,650	9,385
Legal expenses	135	636	4,133
Shareholder Reporting	151	1,309	17,342
State registration expenses	3,000	7,500	25,000
Transfer Agent	3,929	305	223,855
Trustees	145	881	4,875
Insurance	—	655	821
Other	204	3,591	3,019
Total expenses before securities sold short expenses and fee reductions	52,714	357,360	685,157
Expenses increased by:Dividend expense on securities sold short	—	42,816	—
Interest expense on securities sold short	—	10,618	—
Total expenses before fee reductions	52,714	410,794	685,157
Expenses reduced by:Adviser	(39,976)	(220,508)	(211,500)
Distributor	(201)	—	—
Net Expenses	12,537	190,286	473,657

Net Investment Income (Loss)	19,886	(107,678)	2,333

Realized and unrealized gains (losses) from investments, futures and options transactions:
Net realized gains (losses) from investment transactions	275,163	724,674	(5,072,497)
Net realized losses from securities sold short transactions	—	(874,886)	—
Net realized losses from futures contracts	—	(212,838)	—
Net realized gains from options transactions	—	78	—
Net change in unrealized depreciation from investments	(87,439)	(446,705)	(243,692)
Net change in unrealized appreciation from securities sold short	—	268,702	—
Net change in unrealized appreciation from options contracts	—	2,567	—
Net realized and unrealized gains (losses)	187,724	(538,408)	(5,316,189)

Net Increase (Decrease) in Net Assets Resulting from Operations	$207,610	$(646,086)	$(5,313,856)

*	For the period from March 28, 2011, commencement of operations, through October 31, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets

	Stock Fund		International Alpha Strategies Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2011	2010	2011	2010
Investment Operations:
Net investment income	$543,629	$520,729	$1,303,616	$1,393,972
Net realized gains	3,520,691	9,136,591	6,749,585	1,681,724
Net change in unrealized appreciation/depreciation	(1,944,202)	10,051,003	(9,094,496)	905,585
Net increase (decrease) in net assets resulting from operations	2,120,118	19,708,323	(1,041,295)	3,981,281

Distributions:
From net investment income:
Institutional Class Shares	(380,503)	(927,595)	(124,592)	(1,067,459)
Class A Shares	(15,599)	(33,424)	—	(399)
Class C Shares*	(1,516)	(755)	—	—
From net realized gains:
Institutional Class Shares	(6,633,605)	—	—	—
Class A Shares	(580,563)	—	—	—
Class C Shares*	(245,986)	—	—	—
Decrease in net assets from distributions	(7,857,772)	(961,774)	(124,592)	(1,067,858)

Net increase (decrease) in net assets from capital transactions	44,965,740	(7,757,720)	(40,729,903)	(7,463,853)
Total increase (decrease) in net assets	39,228,086	10,988,829	(41,895,790)	(4,550,430)

Net Assets:
Beginning of year	116,391,903	105,403,074	92,197,446	96,747,876
End of year	$155,619,989	$116,391,903	$50,301,656	$92,197,446
Accumulated (distributions in excess of) net investment income	$314,234	$174,841	$696,766	$(350,173)

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$48,212,096	$20,858,481	$13,475,492	$16,970,270
Dividends reinvested	4,575,368	536,647	73,908	577,063
Cost of shares redeemed	(31,557,237)	(34,236,970)	(54,298,777)	(25,083,557)
Institutional Class Shares capital transactions	21,230,227	(12,841,842)	(40,749,377)	(7,536,224)

Class A Shares
Proceeds from shares issued	21,174,597	8,470,288	36,818	142,871
Dividends reinvested	506,538	28,449	—	399
Cost of shares redeemed	(7,346,554)	(5,792,656)	(17,344)	(63,520)
Class A Shares capital transactions	14,334,581	2,706,081	19,474	79,750

Class C Shares*
Proceeds from shares issued	9,690,411	2,407,496	—	—
Dividends reinvested	244,404	755	—	—
Cost of shares redeemed	(533,883)	(30,210)	—	(7,379)
Class C Shares capital transactions	9,400,932	2,378,041	—	(7,379)

Net increase (decrease) in net assets from capital transactions	$44,965,740	$(7,757,720)	$(40,729,903)	$(7,463,853)

Share Transactions:
Institutional Class Shares
Issued	3,487,030	1,598,195	1,212,724	1,631,111
Reinvested	327,267	41,489	6,449	53,499
Redeemed	(2,262,986)	(2,626,313)	(4,758,409)	(2,399,604)
Change in Institutional Class Shares	1,551,311	(986,629)	(3,539,236)	(714,994)

Class A Shares
Issued	1,524,626	651,554	3,290	13,211
Reinvested	36,518	2,208	—	37
Redeemed	(537,116)	(449,084)	(1,549)	(6,072)
Change in Class A Shares	1,024,028	204,678	1,741	7,176

Class C Shares*
Issued	674,624	177,828	—	—
Reinvested	17,199	56	—	—
Redeemed	(38,386)	(2,361)	—	(685)
Change in Class C Shares	653,437	175,523	—	(685)

*	Effective as of the close of business on December 23, 2009, Class C Shares were liquidated and no longer offered with respect to International Alpha Strategies Fund.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund
	For the Period Ended	For the Period Ended	For the Years Ended October 31,
	October 31, 2011*	October 31, 2011*	2011	2010
Investment Operations:
Net investment income (loss)	$(19,868)	$(3,536)	$9,707,575	$8,988,554
Net realized losses	(114,291)	(157,616)	(303,059)	(187,327)
Net change in unrealized appreciation/depreciation	(399,756)	(284,910)	(191,706)	5,723,201
Net increase (decrease) in net assets resulting from operations	(533,915)	(446,062)	9,212,810	14,524,428

Distributions:
From net investment income:
Institutional Class Shares	(1,398)	(936)	(9,405,688)	(8,888,059)
Class A Shares	—	—	(270,674)	(93,835)
Class C Shares	—	—	(31,213)	(15,674)
Decrease in net assets from distributions	(1,398)	(936)	(9,707,575)	(8,997,568)

Net increase in net assets from capital transactions	3,404,300	5,075,186	2,466,586	48,410,553
Total increase in net assets	2,868,987	4,628,188	1,971,821	53,937,413

Net Assets:
Beginning of year	—	—	283,451,391	229,513,978
End of year	$2,868,987	$4,628,188	$285,423,212	$283,451,391
Accumulated net investment income	$—	$—	$74,637	$74,637

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$4,271,301	$6,490,829	$33,791,238	$71,548,352
Dividends reinvested	1,398	936	732,240	1,118,434
Cost of shares redeemed	(884,399)	(1,432,071)	(35,944,750)	(29,721,706)
Institutional Class Shares capital transactions	3,388,300	5,059,694	(1,421,272)	42,945,080

Class A Shares
Proceeds from shares issued	16,000	15,492	4,878,058	4,975,553
Dividends reinvested	—	—	229,887	55,905
Cost of shares redeemed	—	—	(1,757,498)	(514,580)
Class A Shares capital transactions	16,000	15,492	3,350,447	4,516,878

Class C Shares
Proceeds from shares issued	—	—	743,685	1,005,157
Dividends reinvested	—	—	13,052	6,467
Cost of shares redeemed	—	—	(219,326)	(63,029)
Class C Shares capital transactions	—	—	537,411	948,595

Net increase in net assets from capital transactions	$3,404,300	$5,075,186	$2,466,586	$48,410,553

Share Transactions:
Institutional Class Shares
Issued	416,787	635,012	3,139,899	6,589,000
Reinvested	137	92	68,304	103,002
Redeemed	(88,122)	(138,175)	(3,349,435)	(2,736,935)
Change in Institutional Class Shares	328,802	496,929	(141,232)	3,955,067

Class A Shares
Issued	2,073	1,845	453,430	456,501
Reinvested	—	—	21,326	5,150
Redeemed	—	—	(166,965)	(47,481)
Change in Class A Shares	2,073	1,845	307,791	414,170

Class C Shares
Issued	—	—	68,418	92,990
Reinvested	—	—	1,206	594
Redeemed	—	—	(20,376)	(5,719)
Change in Class C Shares	—	—	49,248	87,865

*	For the period from December 9, 2010, commencement of operations, through October 31, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Short-Term Bond Fund		Core Plus Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2011	2010	2011	2010
Investment Operations:
Net investment income	$934,025	$2,139,416	$2,031,435	$1,142,977
Net realized gains (losses)	674,625	(5,303,354)	(177,504)	1,659,210
Net change in unrealized appreciation/depreciation	(1,107,583)	9,209,084	455,505	185,529
Net increase in net assets resulting from operations	501,067	6,045,146	2,309,436	2,987,716

Distributions:
From net investment income:
Institutional Class Shares	(1,067,996)	(2,171,683)	(2,263,451)	(1,265,450)
Class A Shares	(194)	(341)	(2,664)	(707)
Class C Shares*	—	(91)	—	—
From net realized gains:
Institutional Class Shares	—	—	(1,578,250)	(734,668)
Class A Shares	—	—	(2,138)	(712)
Decrease in net assets from distributions	(1,068,190)	(2,172,115)	(3,846,503)	(2,001,537)

Net increase (decrease) in net assets from capital transactions	(26,791,163)	(6,027,718)	32,948,290	5,959,132
Total increase (decrease) in net assets	(27,358,286)	(2,154,687)	31,411,223	6,945,311

Net Assets:
Beginning of year	122,868,957	125,023,644	39,369,724	32,424,413
End of year	$95,510,671	$122,868,957	$70,780,947	$39,369,724
Accumulated net investment income	$173,859	$228,346	$3,241	$63,394

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$16,028,729	$30,061,937	$44,008,256	$10,557,473
Dividends reinvested	715,242	1,060,470	1,983,934	1,007,222
Cost of shares redeemed	(43,522,483)	(37,140,728)	(13,133,583)	(5,577,913)
Institutional Class Shares capital transactions	(26,778,512)	(6,018,321)	32,858,607	5,986,782

Class A Shares
Proceeds from shares issued	43,319	13,029	84,989	7,760
Dividends reinvested	183	341	4,801	814
Cost of shares redeemed	(56,153)	(7,666)	(107)	(36,224)
Class A Shares capital transactions	(12,651)	5,704	89,683	(27,650)

Class C Shares*
Proceeds from shares issued	—	667	—	—
Dividends reinvested	—	91	—	—
Cost of shares redeemed	—	(15,859)	—	—
Class C Shares capital transactions	—	(15,101)	—	—

Net increase (decrease) in net assets from capital transactions	$(26,791,163)	$(6,027,718)	$32,948,290	$5,959,132

Share Transactions:
Institutional Class Shares
Issued	1,583,391	2,998,127	3,973,540	956,683
Reinvested	70,635	105,891	182,621	91,899
Redeemed	(4,297,576)	(3,690,941)	(1,202,136)	(506,057)
Change in Institutional Class Shares	(2,643,550)	(586,923)	2,954,025	542,525

Class A Shares
Issued	4,264	1,311	7,458	691
Reinvested	18	34	439	74
Redeemed	(5,562)	(771)	(10)	(3,277)
Change in Class A Shares	(1,280)	574	7,887	(2,512)

Class C Shares*
Issued	—	66	—	—
Reinvested	—	10	—	—
Redeemed	—	(1,576)	—	—
Change in Class C Shares	—	(1,500)	—	—

*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and no longer offered with respect to Short-Term Bond Fund.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation- Indexed Fund		Active Interest Rate Management Fund
	For the Years Ended October 31,		For the Period Ended
	2011	2010	October 31, 2011*
Investment Operations:
Net investment income	$5,905,719	$1,965,182	$19,886
Net realized gains	15,128,340	6,246,224	275,163
Net change in unrealized appreciation/depreciation	2,933,152	3,296,525	(87,439)
Net increase in net assets resulting from operations	23,967,211	11,507,931	207,610

Distributions:
From net investment income:
Institutional Class Shares	(5,882,876)	(1,791,048)	—
Class A Shares	(136,997)	(67,989)	—
Class C Shares	(4,037)	—	—
From net realized gains:
Institutional Class Shares	(6,845,491)	(4,728,962)	—
Class A Shares	(244,772)	(240,474)	—
Decrease in net assets from distributions	(13,114,173)	(6,828,473)	—

Net increase in net assets from capital transactions	132,565,631	11,274,109	11,198,892
Total increase in net assets	143,418,669	15,953,567	11,406,502

Net Assets:
Beginning of year	122,707,333	106,753,766	—
End of year	$266,126,002	$122,707,333	$11,406,502
Accumulated (distributions in excess of) net investment income	$(7,586)	$107,882	$19,886

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$148,027,991	$21,280,705	$10,806,265
Dividends reinvested	12,354,326	6,416,105	—
Cost of shares redeemed	(39,826,337)	(16,341,854)	(91,019)
Institutional Class Shares capital transactions	120,555,980	11,354,956	10,715,246
Class A Shares
Proceeds from shares issued	14,461,824	2,508,106	507,842
Dividends reinvested	346,596	305,950	—
Cost of shares redeemed	(7,483,423)	(2,894,903)	(24,196)
Class A Shares capital transactions	7,324,997	(80,847)	483,646
Class C Shares
Proceeds from shares issued	4,683,891	—	—
Dividends reinvested	763	—	—
Class C Shares capital transactions	4,684,654	—	—

Net increase in net assets from capital transactions	$132,565,631	$11,274,109	$11,198,892

Share Transactions:
Institutional Class Shares
Issued	13,605,127	1,891,982	1,048,647
Reinvested	1,145,392	590,839	—
Redeemed	(3,541,672)	(1,438,793)	(8,587)
Change in Institutional Class Shares	11,208,847	1,044,028	1,040,060
Class A Shares
Issued	1,263,767	224,163	50,000
Reinvested	32,157	28,065	—
Redeemed	(664,725)	(262,112)	(2,379)
Change in Class A Shares	631,199	(9,884)	47,621
Class C Shares
Issued	411,143	—	—
Reinvested	67	—	—
Change in Class C Shares	411,210	—	—

*	For the period from March 28, 2011, commencement of operations, through October 31, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Fusion Fund		Absolute Return Bull Bear Bond Fund
	For the Year Ended	For the Period Ended	For the Year Ended	For the Period Ended
	October 31, 2011	October 31, 2010*	October 31, 2011	October 31, 2010**
Investment Operations:
Net investment income (loss)	$(107,678)	$(282,771)	$2,333	$1,007
Net realized gains (losses)	(362,972)	93,355	(5,072,497)	199,048
Net change in unrealized appreciation/depreciation	(175,436)	137,358	(243,692)	364,328
Net increase (decrease) in net assets resulting from operations	(646,086)	(52,058)	(5,313,856)	564,383

Distributions:
From net investment income:
Institutional Class Shares	—	—	(6,873)	—
From net realized gains:
Institutional Class Shares	—	—	(137,635)	—
Class A Shares	—	—	(61,734)	—
Decrease in net assets from distributions	—	—	(206,242)	—

Net increase (decrease) in net assets from capital transactions	(2,670,782)	9,359,106	27,293,381	16,846,955
Total increase (decrease) in net assets	(3,316,868)	9,307,048	21,773,283	17,411,338

Net Assets:
Beginning of year	9,307,048	—	17,411,338	—
End of year	$5,990,180	$9,307,048	$39,184,621	$17,411,338
Accumulated net investment income	$—	$—	$1,781	$6,642

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$703,770	$10,548,707	$39,129,362	$11,266,510
Dividends reinvested	—	—	126,474	—
Cost of shares redeemed	(3,375,448)	(1,189,601)	(22,917,519)	(456,134)
Institutional Class Shares capital transactions	(2,671,678)	9,359,106	16,338,317	10,810,376

Class A Shares
Proceeds from shares issued	30,985	—	24,855,256	6,128,959
Dividends reinvested	—	—	58,486	—
Cost of shares redeemed	(30,089)	—	(13,958,678)	(92,380)
Class A Shares capital transactions	896	—	10,955,064	6,036,579

Net increase (decrease) in net assets from capital transactions	$(2,670,782)	$9,359,106	$27,293,381	$16,846,955

Share Transactions:
Institutional Class Shares
Issued	35,990	494,635	3,739,041	1,092,711
Reinvested	—	—	11,833	—
Redeemed	(166,499)	(56,333)	(2,320,153)	(43,545)
Change in Institutional Class Shares	(130,509)	438,302	1,430,721	1,049,166

Class A Shares
Issued	1,725	—	2,373,346	593,701
Reinvested	—	—	5,471	—
Redeemed	(1,669)	—	(1,386,698)	(8,784)
Change in Class A Shares	56	—	992,119	584,917
*	For the period from December 22, 2009, commencement of operations, through October 31, 2010.
**	For the period from July 7, 2010, commencement of operations, through October 31, 2010.

See Notes to Financial Statements

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American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Stock Fund

Institutional Class Shares
For the year ended
10/31/2011	$14.14	$0.06	$0.28	$0.34	$(0.04)	$(0.86)	$(0.90)	$13.58
10/31/2010	$11.93	$0.06	$2.26	$2.32	$(0.11)	$—	$(0.11)	$14.14
10/31/2009	$11.01	$0.11	$1.07	$1.18	$(0.26)	$—	$(0.26)	$11.93
10/31/2008	$17.29	$0.30	$(3.47)	$(3.17)	$(0.32)	$(2.79)	$(3.11)	$11.01
10/31/2007	$16.07	$0.31	$2.31	$2.62	$(0.28)	$(1.12)	$(1.40)	$17.29

Class A Shares
For the year ended
10/31/2011	$14.04	$0.01	$0.30	$0.31	$(0.02)	$(0.86)	$(0.88)	$13.47
10/31/2010	$11.85	$0.01	$2.26	$2.27	$(0.08)	$—	$(0.08)	$14.04
10/31/2009	$10.93	$0.14	$0.99	$1.13	$(0.21)	$—	$(0.21)	$11.85
10/31/2008	$17.17	$0.28	$(3.50)	$(3.22)	$(0.23)	$(2.79)	$(3.02)	$10.93
10/31/2007	$16.03	$0.22	$2.29	$2.51	$(0.25)	$(1.12)	$(1.37)	$17.17

Class C Shares
For the year ended
10/31/2011	$14.38	$(0.07)	$0.28	$0.21	$(0.00)^	$(0.86)	$(0.86)	$13.73
10/31/2010	$12.18	$(0.06)	$2.29	$2.23	$(0.03)	$—	$(0.03)	$14.38
10/31/2009	$11.22	$0.06	$1.04	$1.10	$(0.14)	$—	$(0.14)	$12.18
10/31/2008	$17.16	$0.24	$(3.18)	$(2.94)	$(0.21)	$(2.79)	$(3.00)	$11.22
For the period from
9/24/2007 (c) thru 10/31/2007	$16.63	$(0.01)	$0.54	$0.53	$—	$—	$—	$17.16

International Alpha Strategies Fund

Institutional Class Shares
For the year ended
10/31/2011	$11.19	$0.24	$(0.71)	$(0.47)	$(0.02)	$—	$(0.02)	$10.70
10/31/2010	$10.81	$0.16	$0.34	$0.50	$(0.12)	$—	$(0.12)	$11.19
10/31/2009	$8.92	$0.19	$1.93	$2.12	$(0.23)	$—	$(0.23)	$10.81
10/31/2008	$16.80	$0.24	$(6.94)	$(6.70)	$(0.24)	$(0.94)	$(1.18)	$8.92
10/31/2007	$16.51	$0.29	$3.55	$3.84	$(0.17)	$(3.38)	$(3.55)	$16.80

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

2.27%	$122,738	1.13%	1.42%	0.48%	225%
19.53%	$105,832	1.03%	1.46%	0.51%	181%
11.32%	$101,045	0.96%	1.40%	1.14%	242%
(22.26%)	$80,102	0.89%	1.37%	2.13%	284%
17.31%	$112,735	0.89%	1.41%	1.75%	219%

2.02%	$21,428	1.42%	1.79%	0.14%	225%
19.19%	$7,962	1.37%	1.80%	0.18%	181%
10.80%	$4,295	1.47%	1.88%	0.13%	242%
(22.65%)	$385	1.39%	1.88%	1.70%	284%
16.59%	$328	1.39%	1.91%	1.24%	219%

1.27%	$11,454	2.14%	2.43%	(0.60%)	225%
18.34%	$2,598	2.04%	2.47%	(0.49%)	181%
10.14%	$63	1.96%	2.39%	0.02%	242%
(20.65%)	$31	1.89%	2.38%	1.19%	284%

3.19%	$15	1.89%	2.36%	(0.35%)	219%

(4.23%)	$50,158	1.05%	1.17%	1.90%	149%
4.67%	$92,066	1.13%	1.23%	1.55%	439%
24.48%	$96,691	1.06%	1.33%	2.19%	186%
(42.55%)	$73,764	0.99%	1.12%	1.82%	47%
27.34%	$138,238	0.99%	1.24%	1.75%	35%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
International Alpha Strategies Fund - (continued)

Class A Shares
For the year ended
10/31/2011	$11.13	$0.16	$(0.68)	$(0.52)	$—	$—	$—	$10.61
10/31/2010	$10.77	$0.11	$0.33	$0.44	$(0.08)	$—	$(0.08)	$11.13
10/31/2009	$8.87	$0.14	$1.93	$2.07	$(0.17)	$—	$(0.17)	$10.77
10/31/2008	$16.69	$0.15	$(6.88)	$(6.73)	$(0.15)	$(0.94)	$(1.09)	$8.87
10/31/2007	$16.45	$0.26	$3.49	$3.75	$(0.13)	$(3.38)	$(3.51)	$16.69

Small Cap Growth Fund

Institutional Class Shares
For the period from
12/9/2010 (c) thru 10/31/2011	$10.00	$(0.05)	$(1.27)	$(1.32)	$(0.01)	$—	$(0.01)	$8.67

Class A Shares
For the period from
4/19/2011 (c) thru 10/31/2011	$10.32	$(0.02)	$(1.66)	$(1.68)	$—	$—	$—	$8.64

Large Cap Growth Fund

Institutional Class Shares
For the period from
12/9/2010 (c) thru 10/31/2011	$10.00	$(0.01)	$(0.71)	$(0.72)	$(0.00)^	$—	$(0.00)^	$9.28

Class A Shares
For the period from
4/19/2011 (c) thru 10/31/2011	$10.65	$(0.01)	$(1.39)	$(1.40)	$—	$—	$—	$9.25

Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2011	$10.96	$0.37	$(0.01)	$0.36	$(0.37)	$—	$(0.37)	$10.95
10/31/2010	$10.73	$0.38	$0.23	$0.61	$(0.38)	$—	$(0.38)	$10.96
10/31/2009	$10.21	$0.40	$0.52	$0.92	$(0.40)	$—	$(0.40)	$10.73
10/31/2008	$10.58	$0.41	$(0.37)	$0.04	$(0.41)	$—	$(0.41)	$10.21
10/31/2007	$10.70	$0.44	$(0.12)	$0.32	$(0.44)	$—	$(0.44)	$10.58

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

(4.67%)	$144	1.48%	1.60%	1.50%	149%
4.07%	$131	1.63%	1.73%	1.05%	439%
23.85%	$50	1.55%	1.83%	1.60%	186%
(42.81%)	$57	1.49%	1.61%	1.11%	47%
26.79%	$95	1.49%	1.74%	1.39%	35%

(13.20%)	$2,851	1.10%	3.84%	(0.80%)	105%

(16.28%)	$18	1.60%	3.23%	(1.34%)	105%

(7.18%)	$4,611	1.00%	2.97%	(0.08%)	57%

(13.15%)	$17	1.50%	3.33%	(0.56%)	57%

3.44%	$274,606	0.45%	0.54%	3.48%	8%
5.82%	$276,535	0.40%	0.56%	3.53%	8%
9.16%	$228,132	0.40%	0.57%	3.81%	14%
0.38%	$204,236	0.40%	0.62%	3.94%	7%
3.07%	$179,703	0.40%	0.69%	4.14%	9%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Kansas Tax-Exempt Bond Fund - (continued)

Class A Shares
For the year ended
10/31/2011	$10.96	$0.33	$(0.01)	$0.32	$(0.33)	$—	$(0.33)	$10.95
10/31/2010	$10.72	$0.35	$0.24	$0.59	$(0.35)	$—	$(0.35)	$10.96
10/31/2009	$10.21	$0.36	$0.51	$0.87	$(0.36)	$—	$(0.36)	$10.72
10/31/2008	$10.58	$0.38	$(0.37)	$0.01	$(0.38)	$—	$(0.38)	$10.21
10/31/2007	$10.70	$0.40	$(0.13)	$0.27	$(0.39)	$—	$(0.39)	$10.58

Class C Shares
For the year ended
10/31/2011	$10.96	$0.27	$(0.01)	$0.26	$(0.27)	$—	$(0.27)	$10.95
10/31/2010	$10.73	$0.29	$0.23	$0.52	$(0.29)	$—	$(0.29)	$10.96
10/31/2009	$10.21	$0.31	$0.52	$0.83	$(0.31)	$—	$(0.31)	$10.73
10/31/2008	$10.58	$0.29	$(0.37)	$(0.08)	$(0.29)	$—	$(0.29)	$10.21
For the period from
5/22/2007 (c) thru 10/31/2007	$10.60	$0.15	$(0.02)	$0.13	$(0.15)	$—	$(0.15)	$10.58

Short-Term Bond Fund

Institutional Class Shares
For the year ended
10/31/2011	$10.17	$0.09	$(0.04)	$0.05	$(0.10)	$—	$(0.10)	$10.12
10/31/2010	$9.87	$0.17	$0.30	$0.47	$(0.17)	$—	$(0.17)	$10.17
10/31/2009	$9.87	$0.25	$0.01	$0.26	$(0.25)	$(0.01)	$(0.26)	$9.87
10/31/2008	$10.07	$0.38	$(0.21)	$0.17	$(0.37)	$—	$(0.37)	$9.87
10/31/2007	$9.97	$0.43	$0.10	$0.53	$(0.43)	$—	$(0.43)	$10.07

Class A Shares
For the year ended
10/31/2011	$10.16	$0.06	$(0.02)	$0.04	$(0.08)	$—	$(0.08)	$10.12
10/31/2010	$9.86	$0.14	$0.31	$0.45	$(0.15)	$—	$(0.15)	$10.16
10/31/2009	$9.86	$0.22	$0.01	$0.23	$(0.22)	$(0.01)	$(0.23)	$9.86
10/31/2008	$10.07	$0.36	$(0.20)	$0.16	$(0.37)	$—	$(0.37)	$9.86
10/31/2007	$9.96	$0.40	$0.11	$0.51	$(0.40)	$—	$(0.40)	$10.07

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(b)*

3.03%	$9,244	0.84%	1.04%	3.06%	8%
5.56%	$5,881	0.80%	1.06%	3.13%	8%
8.61%	$1,312	0.80%	1.07%	3.42%	14%
0.03%	$1,003	0.80%	1.13%	3.54%	7%
2.62%	$845	0.80%	1.19%	3.74%	9%

2.41%	$1,573	1.45%	1.54%	2.44%	8%
4.90%	$1,035	1.40%	1.56%	2.53%	8%
8.23%	$70	1.38%	1.56%	2.89%	14%
(0.84%)	$32	1.40%	1.63%	2.94%	7%

1.40%	$33	1.40%	1.68%	3.15%	9%

0.52%	$95,499	0.45%	0.68%	0.88%	254%
4.83%	$122,844	0.45%	0.68%	1.68%	52%
2.71%	$124,990	0.45%	0.64%	2.62%	61%
1.66%	$169,256	0.45%	0.73%	3.53%	45%
5.48%	$62,514	0.45%	0.94%	4.32%	67%

0.36%	$12	0.70%	1.18%	0.66%	254%
4.60%	$25	0.70%	1.18%	1.43%	52%
2.45%	$19	0.70%	1.14%	2.31%	61%
1.50%	$17	0.73%	1.35%	3.47%	45%
5.20%	$15	0.75%	1.44%	4.03%	67%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Capital	Total Distributions
Core Plus Fund

Institutional Class Shares
For the year ended
10/31/2011	$11.35	$0.32	$(0.03)	$0.29	$(0.36)	$(0.28)	$—	$(0.64)
10/31/2010	$11.07	$0.36	$0.56	$0.92	$(0.40)	$(0.24)	$—	$(0.64)
10/31/2009	$9.96	$0.42	$1.11	$1.53	$(0.42)	$—	$—	$(0.42)
10/31/2008	$10.22	$0.43	$(0.24)	$0.19	$(0.45)	$—	$—	$(0.45)
10/31/2007	$10.13	$0.44	$0.09	$0.53	$(0.44)	$—	$—	$(0.44)

Class A Shares
For the year ended
10/31/2011	$11.42	$0.28	$(0.02)	$0.26	$(0.32)	$(0.28)	$—	$(0.60)
10/31/2010	$11.13	$0.37	$0.53	$0.90	$(0.37)	$(0.24)	$—	$(0.61)
10/31/2009	$9.95	$0.40	$1.18	$1.58	$(0.40)	$—	$—	$(0.40)
10/31/2008	$10.22	$0.41	$(0.26)	$0.15	$(0.42)	$—	$—	$(0.42)
10/31/2007	$10.13	$0.40	$0.09	$0.49	$(0.40)	$—	$—	$(0.40)

U.S. Inflation-Indexed Fund

Institutional Class Shares
For the year ended
10/31/2011	$11.67	$0.32	$0.68	$1.00	$(0.33)	$(0.65)	$—	$(0.98)
10/31/2010	$11.26	$0.19	$0.92	$1.11	$(0.18)	$(0.52)	$—	$(0.70)
10/31/2009	$9.52	$(0.55)	$2.30	$1.75	$(0.01)	$—	$—	$(0.01)
For the period from
1/1/2008 thru 10/31/2008 (c)	$10.57	$0.30	$(1.03)	$(0.73)	$(0.32)	$—	$—	$(0.32)
For the year ended
12/31/2007†	$10.03	$0.56	$0.53	$1.09	$(0.55)	$—	$—	$(0.55)
12/31/2006†	$10.34	$0.34	$(0.25)	$0.09	$(0.34)	$(0.00)^	$(0.06)	$(0.40)

Class A Shares
For the year ended
10/31/2011	$11.73	$0.30	$0.67	$0.97	$(0.30)	$(0.65)	$—	$(0.95)
10/31/2010	$11.33	$0.17	$0.91	$1.08	$(0.16)	$(0.52)	$—	$(0.68)
10/31/2009	$9.60	$0.54	$1.20	$1.74	$(0.01)	$—	$—	$(0.01)
For the period from
5/16/2008 (d) thru 10/31/2008	$10.81	$0.06	$(1.22)	$(1.16)	$(0.05)	$—	$—	$(0.05)

Class C Shares
For the period from
5/4/2011 (d) thru 10/31/2011	$11.05	$0.15	$0.62	$0.77	$(0.16)	$—	$—	$(0.16)
(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio.
^	Rounds to less than $0.01.

See Notes to Financial Statements

	Ratios/Supplemental Data

Net Asset Value, End of Period	Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

$11.00	2.73%	$70,673	0.46%	0.74%	2.97%	87%
$11.35	8.65%	$39,348	0.63%	0.90%	3.23%	346%
$11.07	15.62%	$32,375	0.60%	0.83%	3.93%	426%
$9.96	1.81%	$29,970	0.56%	1.02%	4.18%	289%
$10.22	5.38%	$35,285	0.56%	1.07%	4.29%	18%

$11.08	2.43%	$108	0.84%	1.24%	2.57%	87%
$11.42	8.38%	$22	0.92%	1.39%	2.94%	346%
$11.13	16.09%	$49	0.88%	1.29%	3.50%	426%
$9.95	1.44%	$17	0.86%	1.53%	3.90%	289%
$10.22	5.08%	$13	0.86%	1.56%	4.01%	18%

$11.69	9.50%	$248,883	0.32%	0.63%	3.03%	415%
$11.67	10.40%	$117,680	0.32%	0.76%	1.75%	260%
$11.26	18.44%	$101,789	0.32%	0.73%	(5.38%)	189%

$9.52	(7.24%)	$85,371	0.33%	0.61%	3.37%	204%

$10.57	11.25%	$95,029	0.35%	0.73%	5.38%	316%
$10.03	1.00%	$107,830	0.35%	0.62%	3.33%	522%

$11.75	9.14%	$12,448	0.66%	0.97%	2.48%	415%
$11.73	10.04%	$5,027	0.57%	1.01%	1.50%	260%
$11.33	18.16%	$4,965	0.57%	0.97%	(5.56%)	189%

$9.60	(7.12%)	$690	0.57%	3.03%	7.72%	204%

$11.66	7.05%	$4,795	1.32%	1.72%	(0.17%)	415%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income		Net realized gains	Total Distributions	Net Asset Value, End of Period
Active Interest Rate Management Fund

Institutional Class Shares
For the period from
3/28/2011 (d) thru 0/31/2011	$10.00	$0.02	$0.47	$0.49	$—		$—	$—	$10.49

Class A Shares
For the period from
4/1/2011 (d) thru 10/31/2011	$10.00	$0.03	$0.45	$0.48	$—		$—	$—	$10.48

Fusion Fund

Institutional Class Shares
For the year ended
10/31/2011	$21.23	$(0.35)	$(1.42)	$(1.77)	$—		$—	$—	$19.46
For the period from
12/22/2009 (d) thru 10/31/2010	$21.42	$(0.65)	$0.46	$(0.19)	$—		$—	$—	$21.23

Class A Shares
For the period from
6/30/2011 (d) thru 10/31/2011	$20.00	$(0.44)	$(0.16)	$(0.60)	$—		$—	$—	$19.40

Absolute Return Bull Bear Bond Fund

Institutional Class Shares
For the year ended
10/31/2011	$10.66	$0.01	$(0.94)	$(0.93)	$(0.00	)^	$(0.06)	$(0.06)	$9.67
For the period from
7/8/2010 (d) thru 10/31/2010	$10.00	$0.00 ^	$0.66	$0.66	$—		$—	$—	$10.66

Class A Shares
For the year ended
10/31/2011	$10.65	$(0.02)	$(0.94)	$(0.96)	$—		$(0.06)	$(0.06)	$9.63
For the period from
7/7/2010 (d) thru 10/31/2010	$10.00	$0.00^	$0.65	$0.65	$—		$—	$—	$10.65

(a)	Ratio calculation excludes dividend and interest expense on securities sold short.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

	Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets(b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*

4.90%	$10,908	0.58%	0.58%	2.45%	0.95%	221%

4.80%	$499	0.62%	0.62%	2.55%	0.71%	221%

(8.34%)	$5,989	2.50%	1.80%	5.40%	(1.41%)	250%

(0.93%)	$9,307	4.32%	1.90%	5.24%	(3.82%)	349%

(3.00%)	$1	2.60%	2.32%	8.97%	(3.81%)	250%

(8.74%)	$23,992	0.90%	0.90%	1.36%	0.11%	839%

6.60%	$11,183	0.90%	0.90%	3.10%	0.17%	324%

(9.05%)	$15,193	1.25%	1.25%	1.71%	(0.18%)	839%

6.50%	$6,228	1.25%	1.25%	3.45%	(0.22%)	324%

See Notes to Financial Statements

American Independence Funds

Notes to Financial Statements
October 31, 2011

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2011, the Trust offered sixteen (16) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”). The financial statements for the other five funds can be found in a separate report.

Stock Fund
International Alpha Strategies Fund (formerly, International Equity Fund)
Small Cap Growth Fund*
Large Cap Growth Fund*
Kansas Tax-Exempt Bond Fund
Short-Term Bond Fund
Core Plus Fund (formerly, Intermediate Bond Fund)
U.S. Inflation-Indexed Fund
Active Interest Rate Management Fund (formerly, Total Return Bond Fund)**
Fusion Fund
Absolute Return Bull Bear Bond Fund (formerly, Active Treasury Management Bull/Bear Fund)
*	Inception date December 9, 2010
**	Inception date March 28, 2011

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The Stock Fund, Kansas Tax-Exempt Bond Fund and U.S. Inflation-Indexed Fund offer three classes of shares: Class A, Class C and Institutional Class. The other Funds offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

American Independence Funds

2.	Significant Accounting Policies: (Continued)

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities
• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2011, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic or industry concentration.

With respect to the Funds, there were no significant transfers into and out of any level during the current year presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ valuation committee will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets.

American Independence Funds

2.	Significant Accounting Policies: (Continued)

Securities Sold Short

As a portfolio management strategy, the Fusion Fund and Absolute Return Bull Bear Bond Fund may engage in short sales of securities, which result in obligations of the Funds to make a future delivery of a specific security. These obligations are subject to the risk that the security’s market price at the delivery date will exceed the amount of proceeds initially received and that the Funds may be required to purchase the security at prevailing market prices (or deliver the security if owned by the Funds) and thus realize a loss on the transaction. Obligations under short sales are reported as liabilities and are adjusted to the current fair value of the securities to be delivered. Securities sold short are collateralized by cash held with the broker.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Kansas Tax-Exempt Bond Fund, Short-Term Bond Fund and Core Plus Fund are declared daily and paid monthly. Distributions from net investment income for the U.S. Inflation-Indexed Fund are declared and paid monthly. Distributions from net investment income, if any, for the Stock Fund, International Alpha Strategies Fund, Small Cap Growth Fund, Large Cap Growth Fund, Active Interest Rate Management Fund, Fusion Fund, and Absolute Return Bull Bear Bond Fund are declared and paid annually. Distributions from net realized gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In December 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the October 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the October 31, 2012 taxable year.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in U.S. GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management does not anticipate the amendment to have material impact on the Funds’ financial statements.

American Independence Funds

3.	Related Party Transactions:

AIFS serves as an investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds’ average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Stock Fund	1.00%
International Alpha Strategies Fund	0.81%
Small Cap Growth Fund	1.00%
Large Cap Growth Fund	1.00%
Kansas Tax-Exempt Bond Fund	0.30%
Short-Term Bond Fund	0.40%
Core Plus Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%
Active Interest Rate Management Fund	0.40%
Fusion Fund	1.40%
Absolute Return Bull Bear Bond Fund	0.50%

The Trust has engaged Security Investors, LLC, which operates as Security Global Investors (“SGI”) as sub-advisor for the International Alpha Strategies Fund, American Yellowstone Advisors, LLC (“AYA”) as sub-advisor for the Small Cap Growth Fund and Large Cap Growth Fund, Fischer Francis Trees & Watts, Inc., and its affiliates in London and Singapore (“FFTW”), as sub-advisers for the Short-Term Bond Fund and U.S. Inflation-Indexed Fund, Boyd Watterson Asset Management, LLC (“BWAM”) as sub-advisor for the Core Plus Fund, and Eddystone Capital LLC (“Eddystone”) as sub-advisor for the Fusion Fund.

The Board of Trustees has approved each of these agreements on behalf of the Trust.

SGI, under AIFS’s supervision, is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the International Alpha Strategies Fund. SGI is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is controlled by Guggenheim SBC Holdings, LLC, an investor group managed by Guggenheim Partners, LLC.

AYA, under AIFS’s supervision, is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Small Cap Growth Fund and Large Cap Growth Fund. AYA, an affiliated registered investment adviser, is located at 230 Park Avenue, Suite 534, New York, NY 10169, and is jointly owned by AIFS and Yellowstone Partners, LLC (“Yellowstone”). Yellowstone is a registered investment advisory firm headquartered in Idaho Falls, Idaho. Yellowstone’s predecessor, The Fred L. Dowd Company was founded in 1972.

FFTW, under AIFS’s supervision, is responsible for the day-to-day management of the Short Term Bond Fund and U.S. Inflation-Indexed Fund. The Sub-Adviser’s New York offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France. The agreements between FFTW and AIFS on behalf of the Trust were approved by shareholders at meetings held in 2008.

BWAM, under AIFS’s supervision, is responsible for the day-to-day management of the Core Plus Fund. BWAM is headquartered at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114 and it is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, Wisconsin 53202. The agreement between AIFS and BWAM on behalf of the Trust was approved by shareholders at a meeting held on April 27, 2011.

Eddystone, (formerly, Kingsley Voake LLC) under AIFS’s supervision, is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fusion Fund. Eddystone is headquartered at 230 Park Avenue, Suite 534, New York, NY 10169. The agreement between AIFS and Eddystone on behalf of the Trust was approved by shareholders at a meeting held on August 5, 2011.

Pursuant to the expense limitation agreement, AIFS has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets:

American Independence Funds

3.	Related Party Transactions: (Continued)

Fund	Institutional Class	Class A	Class C
Stock Fund*	1.16%(1)	1.48%(1)	2.16%(1)
International Alpha Strategies Fund**	0.95%(2)	1.45%(2)	N/A
Small Cap Growth Fund	1.10%(1)	1.60%(1)	N/A
Large Cap Growth Fund	1.00%(1)	1.50%(1)	N/A
Kansas Tax-Exempt Bond Fund	0.48%(3)	0.87%(3)	1.48%(3)
Short-Term Bond Fund	0.45%(4)	0.70%(4)	N/A
Core Plus Fund	0.45%(1)	0.80%(1)	N/A
U.S. Inflation-Indexed Fund*	0.32%(4)	0.77%(4)	1.32%(4)
Active Interest Rate Management Fund***	0.60%(1)	0.95%(1)	N/A
Fusion Fund ****	1.90%(1)	2.40%(1)	N/A
Absolute Return Bull Bear Bond Fund	0.90%(1)	1.25%(1)	N/A

(1)	Effective thru March 1, 2012
(2)	Effective thru May 31, 2013
(3)	Effective thru March 1, 2016
(4)	Effective thru March 1, 2013
*
Prior to June 15, 2011, the Class A expenses of the Stock Fund and U.S. Inflation-Indexed Fund were capped at 1.41% and 0.57% of average annual net assets, respectively, due to Board approved revisions to the distribution and service fees charged.

**
During the period March 1, 2011 to May 31, 2011, the total operating expenses of the Fund were maintained at 1.25% and 1.50% of average annual net assets of Institutional Class and A Class shares, respectively. In addition, the advisory and sub-advisory fees were voluntarily waived during the period March 22, 2011 to April 18, 2011, except for the advisory fee during the period April 1, 2011 to April 18, 2011 that was accrued at an annual rate of 0.20% of the Fund’s net assets.

***	All expenses have been voluntarily waived during the period April 1, 2011 (inception of the Fund) to July 31, 2011.
****	The advisory and sub-advisory fees were voluntarily waived during the period July 1, 2011 to August 4, 2011.

Prior to March 1, 2011, the total operating expenses of the Funds noted below were maintained at the following levels (all other Funds were maintained at the same level as in the table above):

Fund	Institutional Class	Class A	Class C
Stock Fund	1.06%	1.31%	2.06%
International Alpha Strategies Fund	1.15%	1.65%	N/A
Kansas Tax-Exempt Bond Fund	0.40%	0.80%	1.40%
Core Plus Fund*	0.65%	0.95%	N/A

*
During the period December 6, 2010 to February 28, 2011, the total operating expenses of the Fund were maintained at 0.45% and 0.95% of average annual net assets of Institutional Class and A Class shares, respectively.

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, expenses relating to short dividends, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed. No reimbursement will be sought for the period ended prior to March 1, 2010 for the Stock Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Short-Term Bond Fund, Core Plus Fund, and U.S. Inflation-Indexed Fund.

The following table presents amounts eligible for recovery at October 31, 2011:

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund
For eligible expense reimbursements expiring:
October 31, 2013	$298,876	$54,129	$—	$—	$279,351	$193,449
October 31, 2014	421,610	78,768	68,313	83,449	256,708	242,918
	$720,486	$132,897	$68,313	$83,449	$536,059	$436,367

American Independence Funds

3.	Related Party Transactions: (Continued)

	Core Plus Fund	U.S. Inflation- Indexed Fund	Active Interest Rate Management Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
For eligible expense reimbursements expiring:
October 31, 2013	$60,360	$342,421	$—	$67,961	$52,446
October 31, 2014	191,208	623,103	39,380	212,505	211,500
	$251,568	$965,524	$39,380	$280,466	$263,946

AIFS also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at annual rate of 0.125%.

AIFS has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. AIFS pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets. During the twelve months ended October 31, 2011, a portion of the distribution or service fees were waived by the Adviser for the Class A share assets. As of October 31, 2011, the Active Interest Rate Management Fund and Absolute Return Bull Bear Bond Fund were assessing 0.10% of the distribution fee. As of October 31, 2011, the Stock Fund and U.S. Inflation-Indexed Fund is assessing 0.07% and 0.25% of the distribution fee, respectively. As of October 31, 2011, the Kansas Tax-Exempt Bond Fund, Short-Term Bond Fund, Core Plus Fund, and the U.S. Inflation-Indexed Fund were assessing 0.14%, 0.00%, 0.10%, and 0.20% of the service fees, respectively. The Class C share assets of the Stock Fund, Kansas Tax-Exempt Bond Fund and U.S. Inflation-Indexed Fund were assessed a full 1.00% distribution and service fee.

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, securities sold short and U.S. Government securities) were as follow:

	Purchases	Sales
Stock Fund*	$300,895,937	$280,867,796
International Alpha Strategies Fund*	101,673,586	141,528,242
Small Cap Growth Fund**	6,358,455	2,971,761
Large Cap Growth Fund**	7,776,125	2,715,519
Kansas Tax-Exempt Bond Fund*	29,354,523	21,246,617
Short-Term Bond Fund*	24,891,259	23,468,717
Core Plus Fund*	29,999,543	19,133,570
Fusion Fund*	11,605,389	11,676,362
Absolute Return Bull Bear Bond Fund*	54,671,938	53,870,502

*	Information is for the year ended October 31, 2011.
**	Information is for the period from December 9, 2010 through October 31, 2011.

American Independence Funds

5.	Securities Transactions: (Continued)

The cost of purchases and the proceeds from sales of U.S. Government securities were as follows:

	Purchases	Sales
Short-Term Bond Fund*	$228,736,904	$254,277,265
Core Plus Fund*	58,378,458	37,779,413
U.S. Inflation-Indexed Fund*	881,127,934	785,810,610
Active Interest Rate Management Fund**	19,756,890	9,000,063
Absolute Return Bull Bear Bond Fund*	232,539,448	194,721,563

*	Information is for the year ended October 31, 2011.
**	Information is for the period from March 28, 2011 through October 31, 2011.

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2008-2011 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year October 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2011, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains (Losses)	Paid In Capital
Stock Fund	$(6,618)	$7,244	$(626)
International Alpha Strategies Fund	(132,085)	132,085	—
Small Cap Growth Fund	21,266	(45)	(21,221)
Large Cap Growth	4,472	—	(4,472)
Kansas Tax-Exempt Bond Fund	—	2,495	(2,495)
Short-Term Bond Fund	79,678	(79,678)	—
Core Plus Fund	174,527	(174,526)	(1)
U.S. Inflation-Indexed Fund	2,723	(2,723)	—
Active Interest Rate Management Fund	—	—	—
Fusion Fund	107,678	254	(107,932)
Absolute Return Bull Bear Bond Fund	(321)	321	—

American Independence Funds

7.	Federal Income Tax Information: (Continued)

At October 31, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund
Gross unrealized appreciation	$24,226,827	$2,243,428	$143,713	$181,218	$10,990,528	$430,916
Gross unrealized depreciation	(1,799,684)	(2,721,933)	(588,213)	(486,332)	(816,202)	(1,277,594)
Net unrealized appreciation on foreign currency translations	—	26,006	—	—	—	—
Net unrealized appreciation/depreciation on investments and foreign currency translations	$22,427,143	$(452,499)	$(444,500)	$(305,114)	$10,174,326	$(846,678)
Cost of investments	$106,922,848	$50,612,039	$3,335,851	$4,936,855	$273,908,498	$96,100,233
Proceeds from securities sold short	$—	$—	$—	$—	$—	$—

	Core Plus Fund	U.S. Inflation-Indexed Fund	Active Interest Rate Management Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
Gross unrealized appreciation	$1,947,092	$7,557,793	$12,359	$304,167	$178,325
Gross unrealized depreciation	(185,624)	(501,208)	(100,092)	(372,892)	(65,147)
Net unrealized appreciation on foreign currency translations	—	—	—	—	—
Net unrealized appreciation/depreciation on investments and foreign currency translations	$1,761,468	$7,056,585	$(87,733)	$(68,725)	$113,178
Cost of investments	$67,684,017	$257,672,398	$11,336,683	$5,910,723	$38,707,155
Proceeds from securities sold short	$—	$—	$—	$(933,206)	$—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 were as follows:

	Stock Fund		International Alpha Strategies Fund		Small Cap Growth Fund		Large Cap Growth Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary income	$5,799,378	$961,774	$124,592	$1,067,858	$1,398	N/A	$936	N/A
Net long-term capital gains	2,058,394	—	—	—	—	N/A	—	N/A
Total taxable distributions	7,857,772	961,774	124,592	$1,067,858	1,398	N/A	936	N/A
Tax exempt dividends	—	—	—	—	—	N/A	—	N/A
Total distributions paid	$7,857,772	$961,774	$124,592	$1,067,858	$1,398	N/A	$936	N/A

	Kansas Tax-Exempt Bond Fund		Short-Term Bond Fund		Core Plus Fund		U.S. Inflation-Indexed Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary income	$—	$—	$1,068,190	$2,172,115	$3,021,478	$1,893,401	$11,315,560	$5,302,634
Net long-term capital gains	—	—	—	—	825,025	108,136	1,798,613	1,525,839
Total taxable distributions	—	—	1,068,190	2,172,115	3,846,503	2,001,537	13,114,173	6,828,473
Tax exempt dividends	9,707,575	8,997,568	—	—	—	—	—	—
Total distributions paid	$9,707,575	$8,997,568	$1,068,190	$2,172,115	$3,846,503	$2,001,537	$13,114,173	$6,828,473

American Independence Funds

7.	Federal Income Tax Information: (Continued)

	Active Interest Rate Management Fund		Fusion Fund		Absolute Return Bull Bear Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary income	$—	N/A	$—	$—	$206,242	$—
Net long-term capital gains	—	N/A	—	—	—	—
Total taxable distributions	—	N/A	—	—	206,242	—
Tax exempt dividends	—	N/A	—	—	—	—
Total distributions paid	$—	N/A	$—	$—	$206,242	$—

As of October 31, 2011 the components of accumulated earnings (deficit) on a tax basis were as follows:

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund
Undistributed ordinary income	$314,234	$715,807	$—	$—	$74,637	$173,859
Undistributed long-term capital gains	2,017,037	—	—	—	—	—
Tax accumulated earnings	2,331,271	715,807	—	—	74,637	173,859
Accumulated capital and other losses	—	(1,492,443)	(69,592)	(137,412)	(1,084,223)	(10,527,741)
Unrealized appreciation (depreciation) on investments	22,427,143	(478,505)	(444,500)	(305,114)	10,174,326	(846,678)
Unrealized appreciation on foreign currency	—	26,006	—	—	—	—
Total accumulated earnings (deficit)	$24,758,414	$(1,229,135)	$(514,092)	$(442,526)	$9,164,740	$(11,200,560)

	Core Plus Fund	U.S. Inflation- Indexed Fund	Active Interest Rate Management Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
Undistributed ordinary income	$3,241	$14,918,987	$295,343	$—	$1,781
Undistributed long-term capital gains	—	—	—	—	—
Tax accumulated earnings	3,241	14,918,987	295,343	—	1,781
Accumulated capital and other losses	(301,315)	—	—	(349,342)	(5,065,039)
Unrealized appreciation on investments	1,761,468	7,056,585	(87,733)	(68,725)	113,178
Unrealized appreciation on foreign currency	—	—	—	—	—
Total accumulated earnings (deficit)	$1,463,394	$21,975,572	$207,610	$(418,067)	$(4,950,080)

As of October 31, 2011, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund	Core Plus Fund	U.S. Inflation- Indexed Fund	Active Interest Rate Management Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
For losses expiring October 31,
2012	$—	$—	$—	$—	$122,004	$929,594	$—	$—	$—	$—	$—
2013	—	—	—	—	88,129	1,356,853	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	225,533	2,548,173	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—
2017	—	1,492,443	—	—	158,171	413,411	—	—	—	—	—
2018	—	—	—	—	187,327	5,279,710	—	—	—	—	—
2019	—	—	69,592	137,412	303,059	—	301,315	—	—	349,342	5,065,039
	$—	$1,492,443	$69,592	$137,412	$1,084,223	$10,527,741	$301,315	$—	$—	$349,342	$5,065,039

The Short-Term Bond Fund had a capital loss carry-forward for the years expiring 2012 through 2015 which are related to the acquisition of FFTW Funds, Inc. - Limited Duration Portfolio. This amount is subject to an annual limitation of $5,477,200 under tax rules that was further limited to $300,468 in the year of acquisition.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2011, the Short-Term Bond Fund and International Alpha Strategies Fund utilized $473,127 and $6,495,291, respectively, of their capital loss carryovers.

The Kansas Tax-Exempt Bond Fund had losses expiring during the fiscal year ended October 31, 2011, in the amount of $2,495.

American Independence Funds

8.	Financial Futures Contracts:

The Funds, except for Small Cap Growth Fund, Large Cap Growth Fund, Kansas Tax-Exempt Bond Fund and Active Interest Rate Management Fund, may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at October 31, 2011 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

9.	Options Transactions:

For hedging purposes, certain Funds (Stock Fund, Short-Term Bond Fund, Core Plus Fund, U.S. Inflation-Indexed Fund, Fusion Fund, and Absolute Return Bull Bear Bond Fund) may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Fund bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Fund to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day’s trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by such Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. The details of each Fund’s open options contracts at October 31, 2011 (where applicable) are contained in that Fund’s Schedule of Portfolio Investments.

10.	Investments in Derivatives:

The Funds, except for the Small Cap Growth Fund, Large Cap Growth Fund, Kansas Tax-Exempt Bond Fund and Active Interest Rate Management Fund, may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

American Independence Funds

10.	Investments in Derivatives: (Continued)

Fund	Risk	Unrealized Gains	Derivative Assets	Unrealized Losses	Derivative Liabilities
Short-Term Bond Fund	Interest rate	Unrealized gain on futures(a)	$628	Unrealized loss on futures(a)	$(14,635)
U.S. Inflation-Indexed Fund	Interest rate	Unrealized gain on futures(a)	136,839	Unrealized loss on futures(a)	(6,484)
Fusion Fund	Equity	Unrealized gain on options(a)	2,575	Unrealized loss on options(a)	(8)

(a)
Includes cumulative appreciation (depreciation) of futures contracts described in the Futures Contracts sections of the Schedules of Portfolio Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the year ended October 31, 2011. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)	Average Notional Value
Stock Fund	Equity	Net realized gain (loss) from options transactions/Net change in unrealized gain (loss) on options	$2,529,186	$3,000	1,200	$392,400
Short -Term Bond Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	78,662	(121,821)	100	17,938,253
Core Plus Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(129,721)	62,482	18	1,506,778
U.S. Inflation-Indexed Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	1,252,712	210,205	204	26,790,741
Fusion Fund	Equity	Net realized gain (loss) from futures/options transactions/Net change in unrealized gain (loss) on options	(212,760)	2,567	11	5,192

(a)	Average number of contracts is based on the average of quarter end balances for the year ended October 31, 2011.

11.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund’s custodian has been instructed to segregate all assets on a settled basis. The Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

12.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

American Independence Funds

13.	Subsequent Events:

At a board meeting held on July 20, 2011 (the “Meeting’), the Board of Trustees for the Trust approved a new sub-advisory agreement between AIFS and HighMark Capital Management, Inc. (“HighMark”) with respect to the Short-Term Bond Fund. In addition, at that Meeting, the Board approved a name change to the Fund. Effective December 27, 2011, the name of the Short-Term Bond Fund was changed to Strategic Income Fund. Effective December 29, 2011, HighMark will serve as the Sub-Advisor to the Strategic Income Fund’s portfolio in accordance with new sub-advisory agreement. The Fund will continue to seek its investment objectives by using a greater degree of international fixed income securities and high yield bond securities.

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

American Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of The American Independence Funds, including the Stock Fund, International Alpha Strategies Fund, Small Cap Growth Fund, Large Cap Growth Fund, Kansas Tax-Exempt Bond Fund, Short-Term Bond Fund, Core Plus Fund, U.S. Inflation-Indexed Fund, Active Interest Rate Management Fund, Fusion Fund and Absolute Return Bull Bear Bond Fund (eleven of the portfolios included within the American Independence Funds Trust) (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2011, and the related statements of operations for the year then ended (period then ended for the Small Cap Growth Fund, Large Cap Growth Fund and Active Interest Rate Management Fund, whose operations commenced on December 9, 2010, December 9, 2010 and March 28, 2011, respectively), changes in net assets for each of the two years then ended (period then ended for the Small Cap Growth Fund, Large Cap Growth Fund and Active Interest Rate Management Fund, whose operations commenced on December 9, 2010, December 9, 2010 and March 28, 2011, respectively; year then ended and period then ended for the Fusion Fund and Absolute Return Bull Bear Bond Fund, whose operations commenced on December 22, 2009 and July 7, 2010, respectively), and the financial highlights for each of the five years then ended (period then ended for the Small Cap Growth Fund, Large Cap Growth Fund and Active Interest Rate Management Fund, whose operations commenced on December 9, 2010, December 9, 2010 and March 28, 2011, respectively; year then ended and period then ended for the Fusion Fund and Absolute Return Bull Bear Bond Fund, whose operations commenced on December 22, 2009 and July 7, 2010, respectively; each of the three years then ended, period ended October 31, 2008 and each of the two years ended December 31, 2007 for the U.S. Inflation-Indexed Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

Chicago, Illinois
December 30, 2011

American Independence Funds

Additional Fund Information (Unaudited)

Portfolio Summaries

Stock Fund

Portfolio Diversification	% of Net Assets
Consumer Discretionary	26.7%
Consumer Staples	16.0
Financials	12.1
Energy	9.2
Industrials	5.7
Materials	5.5
Information Technology	4.9
Health Care	3.0
Total Investments	83.1%
Other assets in excess of liabilities	16.9
Net Assets	100.0%

International Alpha Strategies Fund

Portfolio Diversification	% of Net Assets
Financials	21.0%
Consumer Staples	17.0
Health Care	11.5
Telecommunication Services	11.0
Energy	9.4
Materials	8.6
Industrials	6.7
Consumer Discretionary	6.0
Utilities	4.3
Information Technology	3.1
Money Market	1.1
Total Investments	99.7%
Other assets in excess of liabilities	0.3
Net Assets	100.0%

Small Cap Growth Fund

Portfolio Diversification	% of Net Assets
Information Technology	28.0%
Consumer Discretionary	19.2
Financials	14.2
Industrials	12.1
Health Care	11.4
Energy	7.9
Materials	4.4
Consumer Staples	2.9
Money Market	0.7
Total Investments	100.8%
Liabilities in excess of other assets	(0.8)
Net Assets	100.0%

Large Cap Growth Fund

Portfolio Diversification	% of Net Assets
Information Technology	26.5%
Financials	14.4
Consumer Discretionary	14.1
Energy	11.4
Industrials	11.0
Health Care	10.7
Materials	6.3
Consumer Staples	1.9
Utilities	1.9
Telecommunications Services	1.6
Money Market	0.3
Total Investments	100.1%
Liabilities in excess of other assets	(0.1)
Net Assets	100.0%

Kansas Tax-Exempt Bond Fund

Portfolio Diversification	% of Net Assets
Miscellaneous	27.9%
General Obligation	26.6
Refunded Bonds	13.2
Utilities	11.5
Hospitals	11.2
Transportation	4.9
Industrial Development Revenue	1.9
Housing	1.2
Money Market	1.1
Total Investments	99.5%
Other assets in excess of liabilities	0.5
Net Assets	100.0%

Short-Term Bond Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	35.6%
Corporate Bonds	24.5
U.S. Government Agency Securities	18.6
Collateralized Mortgage Obligations	12.7
Asset Backed Securities	3.9
U.S. Government Agency Pass-Through Securities	3.0
Money Market	1.0
Taxable Municipal Bonds	0.4
Total Investments	99.7%
Other assets in excess of liabilities	0.3
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Core Plus Fund

Portfolio Diversification	% of Net Assets
U.S. Government Agency Pass-Through Securities	34.7%
Corporate Bonds	33.8
U.S. Treasury Obligations	20.8
Collateralized Mortgage Obligations	3.1
Commercial Mortgage-Backed Securities	2.2
U.S. Government Agency Securities	2.1
Money Market	1.2
Mortgage Derivatives - IO Strips	0.2
Total Investments	98.1%
Other assets in excess of liabilities	1.9
Net Assets	100.0%

U.S Inflation-Indexed Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Securities	91.3%
Money Market	8.2
Total Investments	99.5%
Other assets in excess of liabilities	0.5
Net Assets	100.0%

Active Interest Rate Management Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	95.7%
Money Market	2.9
Total Investments	98.6%
Other assets in excess of liabilities	1.4
Net Assets	100.0%

Fusion Fund

Portfolio Diversification	% of Net Assets
Consumer Discretionary	22.1%
Information Technology	20.2
Money Markets	17.1
Financials	12.0
Industrials	8.6
Energy	6.2
Health Care	5.4
Investment Companies	3.3
Telecommunication Services	1.7
Materials	0.9
Consumer Staples	0.5
Utilities	0.5
Put Options	0.4
98.9%
Securities Sold Short:
Investment Companies	(16.2)
Information Technology	(0.8)
Call Options	0.0
(17.0)%
Total Investments	81.9%
Segregated Cash With Brokers	15.5
Other assets in excess of liabilities	2.6
Net Assets	100.0%

Absolute Return Bull Bear Bond Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	98.1%
Money Market	1.0
Total Investments	99.1%
Other assets in excess of liabilities	0.9
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2011 at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period* 5/1/2011- 10/31/2011	Expense Ratio During Period**† 5/1/2011- 10/31/2011
Stock Fund	Institutional Class Shares	$1,000.00	$921.30	$5.62	1.16%
	Class A Shares	$1,000.00	$920.10	$7.07	1.46%
	Class C Shares	$1,000.00	$916.60	$10.43	2.16%

International Alpha	Institutional Class Shares	$1,000.00	$870.60	$4.81	1.02%
Strategies Fund	Class A Shares	$1,000.00	$869.00	$6.88	1.46%

Small Cap Growth Fund	Institutional Class Shares	$1,000.00	$797.60	$4.98	1.10%
	Class A Shares	$1,000.00	$794.80	$7.24	1.60%

Large Cap Growth Fund	Institutional Class Shares	$1,000.00	$830.10	$4.61	1.00%
	Class A Shares	$1,000.00	$827.40	$6.91	1.50%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$1,037.10	$2.46	0.48%
Bond Fund	Class A Shares	$1,000.00	$1,035.10	$4.46	0.87%
	Class C Shares	$1,000.00	$1,031.80	$7.58	1.48%

Short-Term Bond Fund	Institutional Class Shares	$1,000.00	$1,003.20	$2.27	0.45%
	Class A Shares	$1,000.00	$1,001.90	$3.53	0.70%

Core Plus Fund	Institutional Class Shares	$1,000.00	$1,029.10	$2.30	0.45%
	Class A Shares	$1,000.00	$1,028.20	$4.09	0.80%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,080.00	$1.68	0.32%
	Class A Shares	$1,000.00	$1,077.90	$3.82	0.73%
	Class C Shares (a)	$1,000.00	$1,070.50	$6.89	1.32%

Active Interest Rate	Institutional Class Shares	$1,000.00	$1,049.00	$3.00	0.58%
Management Fund	Class A Shares	$1,000.00	$1,048.00	$3.36	0.65%

Fusion Fund	Institutional Class Shares	$1,000.00	$936.00	$8.05	1.65%
	Class A Shares (b)	$1,000.00	$970.00	$11.52	2.32%

Absolute Return Bull Bear	Institutional Class Shares	$1,000.00	$959.30	$4.44	0.90%
Bond Fund	Class A Shares	$1,000.00	$958.20	$6.17	1.25%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date 5/4/2011.
(b)	Class inception date 6/30/2011.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period* 5/1/2011- 10/31/2011	Expense Ratio During Period**† 5/1/2011- 10/31/2011
Stock Fund	Institutional Class Shares	$1,000.00	$1,019.20	$5.90	1.16%
	Class A Shares	$1,000.00	$1,017.60	$7.42	1.46%
	Class C Shares	$1,000.00	$1,014.10	$10.97	2.16%

International Alpha	Institutional Class Shares	$1,000.00	$1,019.80	$5.19	1.02%
Strategies Fund	Class A Shares	$1,000.00	$1,017.60	$7.42	1.46%

Small Cap Growth Fund	Institutional Class Shares	$1,000.00	$1,019.50	$5.60	1.10%
	Class A Shares	$1,000.00	$1,016.90	$8.13	1.60%

Large Cap Growth Fund	Institutional Class Shares	$1,000.00	$1,020.00	$5.09	1.00%
	Class A Shares	$1,000.00	$1,017.40	$7.63	1.50%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$1,022.60	$2.45	0.48%
Bond Fund	Class A Shares	$1,000.00	$1,020.60	$4.43	0.87%
	Class C Shares	$1,000.00	$1,017.60	$7.53	1.48%

Short-Term Bond Fund	Institutional Class Shares	$1,000.00	$1,022.70	$2.29	0.45%
	Class A Shares	$1,000.00	$1,021.50	$3.57	0.70%

Core Plus Fund	Institutional Class Shares	$1,000.00	$1,022.70	$2.29	0.45%
	Class A Shares	$1,000.00	$1,021.00	$4.08	0.80%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,023.40	$1.63	0.32%
	Class A Shares	$1,000.00	$1,021.30	$3.72	0.73%
	Class C Shares (a)	$1,000.00	$1,018.36	$6.72	1.32%

Active Interest Rate	Institutional Class Shares	$1,000.00	$1,022.10	$2.96	0.58%
Management Fund	Class A Shares	$1,000.00	$1,021.70	$3.31	0.65%

Fusion Fund	Institutional Class Shares	$1,000.00	$1,016.70	$8.39	1.65%
	Class A Shares (b)	$1,000.00	$1,013.33	$11.77	2.32%

Absolute Return Bull Bear	Institutional Class Shares	$1,000.00	$1,020.50	$4.58	0.90%
Bond Fund	Class A Shares	$1,000.00	$1,018.70	$6.36	1.25%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date 5/4/2011.
(b)	Class inception date 6/30/2011.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Results of Special Meeting of Shareholders

A special meeting of the shareholders of the Fusion Fund (the “Meeting”) was held on August 5, 2011 for the purpose of approving a new investment sub-advisory agreement between AIFS and Eddystone on behalf of the Fund. Information regarding the details of the results of the shareholder votes is set forth below. The requisite number of shares was represented and proposal approved.

For	Against	Abstain	Broker Non-Votes
270,908	None	None	None

A special meeting of the shareholders of the Short-Term Bond Fund (the “Meeting”) was held on December 27, 2011 for the purpose of approving a new investment sub-advisory agreement between AIFS and HighMark on behalf of the Fund. Information regarding the details of the results of the shareholder votes is set forth below. The requisite number of shares was represented and proposal approved.

For	Against	Abstain	Broker Non-Votes
6,803,901	None	None	None

Other Tax Information

For Federal income tax purposes, the Stock, Core Plus and U.S. Inflation Funds designate long-term capital gain dividends of $2,058,394, $825,025, and $1,798,613, respectively, or the amounts determined to be necessary, for the year ended October 31, 2011.

For Federal income tax purposes, the Kansas Tax-Exempt Bond Fund designates tax-exempt dividends of $9,707,575, or the amount determined to be necessary, for the year ended October 31, 2011.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2011, 100.00% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Stock Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Stock and International Alpha Strategies Funds designate income dividends of 100.00% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2011.

American Independence Funds

Additional Fund Information (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 17, 2011 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“AIFS” or the “Adviser”) with respect to the Stock Fund, International Alpha Strategies Fund, Short-Term Bond Fund, Core Plus Fund, Kansas Tax-Exempt Bond Fund, U.S. Inflation-Indexed Fund, Fusion Fund, Absolute Return Bull Bear Bond Fund, Active Interest Rate Management Fund, Large Cap Growth Fund and Small Cap Growth Fund (“the Funds”). Also at the Meeting, the Board of Trustees approved the renewal of the Sub-advisory Agreement between AIFS and Fisher Francis Trees & Watts, Inc. and its affiliates (“FFTW”) on behalf of Short-Term Bond Fund and U.S. Inflation-Indexed Fund, and also approved the Sub-Advisory agreement between AIFS and Eddystone Capital, LLC (“Eddystone”) on behalf of the Fusion Fund (collectively referred to as the “Sub-Advisers”). The Investment Advisory Agreement, Expense Limitation Agreement and the Sub-advisory Agreements reviewed and approved at the Meeting are herein referred to as the “Agreements”. In determining whether to approve the Agreements, the Board considered information about the Adviser, the Sub-advisers, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

The Sub-advisory agreement between AIFS and Security Global Investors, LLC on behalf of the International Alpha Strategies Fund was approved by the Board at a meeting held on March 25, 2010, and it was last approved by the Fund’s shareholders on July 23, 2010. The Sub-advisory agreement between AIFS and Boyd Watterson Asset Management, LLC on behalf of the Core Plus Fund was approved by the Board at a meeting held June 25, 2010, and was last approved by the Fund’s shareholders on April 27, 2011. The Sub-advisory agreement between AIFS and American Yellowstone Advisors, LLC on behalf of the Large Cap Growth Fund and Small Cap Growth Fund was last approved by the Board at a meeting held June 25, 2010. These Sub-advisory agreements have a term of two years.

In an Executive Session, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from AIFS, and data and analysis from an outside data provider. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. AIFS is responsible for the day-to-day portfolio management of the Funds not sub-advised, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets, and is responsible for the day-to-day oversight of the Sub-advisers.

The Trustees also considered the Adviser’s and Sub-advisers’ personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser’s supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded, were appropriate comparison groups for the Funds. The Trustees considered the cost to the Adviser and Sub-advisers, and considered the profitability to the Adviser, its affiliates of the relationship with the Funds and Sub-advisers over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Adviser and its affiliates. The Trustees were provided information indicating that the Adviser was not making a profit from the overall relationship with the Funds.

The Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, the difficulty of forecasting its effect on the profitability of the Adviser and its affiliates, and the management fee breakpoints applicable to the Funds and certain other funds in comparison groups. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

It was noted that the materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Adviser, the Sub-advisers, Funds’ Counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 230 Park Avenue, Suite 534, New York, NY 10169 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Terry L. Carter Age: 62	Trustee	Indefinite	Retired. Director, QuikTrip Corporation (2008-Present); President of QuikTrip Corporation (1980-2008).	16	None
Jeffrey Haas Age: 49	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	16	None
Joseph Hankin Age: 70	Chairman of the Board and Trustee	Indefinite	President, Westchester Community College (1971-Present).	16	None
Thomas F. Kice Age: 61	Trustee	Indefinite	President of Kice Industries, Inc.	16	None
George Mileusnic Age: 56	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	16	None
Peter Ochs Age: 60	Trustee	Indefinite	Manager of Ochs & Associates, Inc.	16	None
Richard Wedemeyer Age: 74	Trustee Emeritus	Indefinite	Retired.	16	None
INTERESTED TRUSTEES
John J. Pileggi Age: 51	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC (2004-Present).	16	None
OFFICERS
Eric Rubin Age: 45	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present).	N/A	N/A
John J. Pileggi Age: 52	Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC (2004-Present).	N/A	N/A
Paul Brook Age: 58	Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2009-Present); Financial Consultant LPL Financial (2007-2009); Financial Consultant at Legg Mason (2002-2007).	N/A	N/A
Theresa Donovan Age: 61	Secretary	7/2005-Present	Senior Director Compliance and Administration, American Independence Financial Services, LLC (2005-Present); Senior Corporate Paralegal, Paul, Weiss, Rifkind, Wharton & Garrison, LLP (1998-2005).	N/A	N/A
Susan Silva Age: 44	Assistant Treasurer	9/2010-Present
Partner, BackOffice Alliance LLC (2009-Present); Independent Consultant (2008-Present); Vice President of Vastardis Fund Services LLC (2006-2008); Treasurer of The FBR Funds (2002-2006); Officer of FBR National Trust Company (2001-2005).
				N/A	N/A

(1)	Each Trustee has served from the inception of the Funds.
(2)
Messrs. Carter, Kice, Mileusnic, and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

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Table of Contents

NestEgg Target Date Funds
Annual Report — October 31, 2011

President’s Letter to Shareholders	1
Management Fund Commentary and Fund Performance	3

NestEgg Fund
Schedule of Portfolio of Investments	10
NestEgg 2020 Fund
Schedule of Portfolio of Investments	15
NestEgg 2030 Fund
Schedule of Portfolio of Investments	20
NestEgg 2040 Fund
Schedule of Portfolio of Investments	25
NestEgg 2050 Fund
Schedule of Portfolio of Investments	30

Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	48

Additional Fund Information
Portfolio Summaries	49
Table of Shareholder Expenses	50
Other Tax Information	52
Approval of Investment Advisory Agreement	53
Trustees and Officers	54

A description of the policies and procedures that the funds use to determine how to vote proxies relating to the portfolios is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http//www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available (i) without charge, upon request, by calling toll-free 1-866-410-2006; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

ii

NestEgg Target Date Funds

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the NestEgg™ Target Date Funds (the “Funds” or for each fund separately, a “Fund”) for the year ending October 31, 2011. The Funds’ 2011 fiscal year was certainly a challenging one as anxiety prevailed in both the equity and fixed income markets. We have witnessed an unsettling market environment that has affected all types of asset classes and sectors, both domestic and international.

This year has seen its share of tragic and historical events. In February, the world first began to witness what has become known as the Arab Spring. The political turmoil in North Africa and the Middle East began with a revolution in Tunisia, and spread to Egypt, Bahrain, Yemen and Syria. Its spread into Libya resulted in military and humanitarian action by NATO which ultimately led to the overthrow of the dictator who ruled that country for over 4 decades. And, while Tunisia and Egypt held elections subsequent to the Funds’ year end, there is renewed violence in the streets in Egypt and the Egyptian stock market has seen another decline and increasing volatility. Probably the largest economic effect of this turmoil was the dramatic rise in oil and commodity prices. In the latter half of the year, both commodities and oil prices retreated from their mid-year highs but still remain above last year’s levels. In March, the tragedies in Japan (earthquake, tsunami and a near nuclear meltdown) created yet another panic among investors. Domestic and international markets received its second jolt in as many months. The International markets were further rattled during the second half of the year as the concerns over the European sovereign debt crisis were reignited. The rising government debt levels of certain European states have made it difficult or impossible for several countries to re-finance their debts. Several nations have seen their bond ratings lowered, raising the costs for them to finance their debt, and further exasperating their problems. The financial crisis has evolved slowly in a negative direction, with weaker countries, including Ireland, Portugal, Spain, and Greece, dragging down the continent. These problems have affected the international equity markets as well as the fixed income markets. The forecasts for lower growth in the European economy have negatively affected equity prices which have declined as the forecasts for goods and services decline throughout the continent.

Domestically, we have had our share of issues. The troubled housing and employment markets continue to weigh heavily on both the minds and wallets of many Americans. There are still far too many Americans who are looking for work and far too many who have lost all of the equity in their houses and are actually “under water”. On top of all that, the Federal Reserve’s program of buying U.S. Treasury and mortgage-backed securities, commonly referred to as QE2, expired at the end of June. The Fed has indicated that they will use whatever tools they have at their disposal to keep interest rates at current levels through 2013. Perhaps the biggest headline event affecting U.S. markets in 2011 was when Standard & Poor’s (S&P) downgraded the U.S.’s AAA credit rating. On August 5th, for the first time in history, our credit rating was cut from AAA to AA+. In addition, S&P kept their outlook at “negative”. S&P justified their rating’s cut by pointing to Washington, D.C.’s political process and criticized lawmakers for failing to cut spending or raising revenue enough to reduce the nation’s record budget deficits. While conventional wisdom may have dictated a rise in interest rates with a decrease in the credit rating, rates actually declined as global investors flocked to U.S. Treasuries in a flight to quality. While the U.S. Treasury market rallied, U.S. stock markets showed significant declines. The uncertainty in Europe has also affected growth projections for U.S. companies as the world becomes a truly global economy and U.S. companies become more dependent on sales overseas. Lower sales overseas will mean lower profits for U.S. companies who rely on foreign markets for a good share of their sales. And, adding further uncertainty, we are facing another round of budget negotiations in Washington. Unless Congress can agree on further cuts, mandatory budget cuts will go into place having a dramatic effect on our defense budget.

Despite these disappointing economic conditions and continued uncertainty, our Funds have performed well compared to their peers and benchmarks. The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted the NestEgg Funds during the reporting period and an outlook for next year.

Additionally, the NestEgg™ Fund and the NestEgg™ 2020 Fund have received national attention for their strong performance. On October 1, 2011, the NestEgg™ Fund was highlighted in the Wall Street Journal in its Category Kings feature. The Fund was recognized as being the 6th best performing Mixed-Asset Target 2010 Fund ranked by 1 year total return as of September 30, 2011. Also, the NestEgg™ 2020 Fund was highlighted in the Wall

1

NestEgg Target Date Funds

Street Journal in its Category Kings feature. The Fund was recognized as being the 7th best performing Mixed-Asset Target 2020 Fund ranked by 1 year total return as of September 30, 2011.

It has been an exciting year for the NestEgg™ Target Date Funds. In 2012, we will continue our adherence to the NestEgg Glide Path and will seek to add additional positive relative performance by individual security selection. Our fiduciary responsibility to our shareholders is of paramount importance. As the term “NestEgg” is now commonly used as a synonym for retirement savings, we take our mandate very seriously.

Thank you for your investment in the NestEgg™ Target Date Funds and your confidence in American Independence. Please do not hesitate to contact us with any questions at 866-410-2006. I hope to see the markets improve during in 2012. We want to take this opportunity to wish you a happy holiday season and wish you a healthy and prosperous New Year.

Sincerely,

Eric M. Rubin
President
American Independence Funds Trust
American Independence Financial Services, LLC

Important Disclosures

Investing in the Funds involves risk. Equity securities are more volatile and carry more risk than other forms of investments. The Funds may invest in small and mid-cap securities which are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. The Funds also invest in fixed income securities, which are subject to interest rate risks where the principal value of a bond falls when interest rates rise and rise when interest rates fall.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the funds’ investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectus.

The target date of a Fund is intended for investors who are saving for a particular goal in life, such as retirement, or who need to withdraw a substantial portion of their investment in, or close to, the year in the name of the Fund. The principal value of an investor’s investment in the Fund is not guaranteed at any time, including in the target year designated in the Fund’s name as well as the years following the designated target date. The Fund will pursue its objective by allocating its assets amongst three major asset classes (stocks, bonds, and cash), which will change over time in relation to its target retirement date. The Funds intend to gradually reduce the potential market risk exposure over time by re-allocating assets amongst the major asset classes. Each Fund’s allocation becomes more conservative as the Fund’s target year approaches and after it arrives. A fund with a shorter time horizon allocates more of its assets to fixed income and cash, while a fund with a longer time horizon allocates more of its assets to equity securities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original costs.

American Independence Financial Services, LLC is a limited liability company.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

2

NestEgg Target Date Funds

NestEgg Target Date Funds Commentary

T. Kirkham “Kirk” Barneby and Glenn Dorsey – Portfolio Managers

Turbulence returned to the financial markets in 2011. In the fiscal year ending October 31, 2011, the S&P 500 Index (a widely used gauge for U.S. equity price performance) returned 8.09 percent. Over the same period, the MSCI EAFE Index (with dividends net of withholding taxes), a commonly used measure for the performance of larger, established non-U.S. firms, declined 4.08 percent. This disparity between U.S. and non-U.S. equity returns was a common theme in 2011 and over the course of the Funds’ fiscal year.

In the six months ending October 31, 2011, the S&P 500 Index shed 7.11 percent; while the MSCI EAFE Index fell 14.90 percent. Several reasons can be cited for this disparity. Foremost is the lingering European sovereign debt crisis. While progress of sorts has been made in laying the foundations for fiscal reform, both the pace and extent have not completely assuaged investors’ concerns.

In this environment, market sentiment has bounced between euphoria and pessimism, with the euphoric days generally short lived, invariably giving way before persistent doubts of the Europeans’ willingness and resolve to tackle the root causes which resulted in the crisis in the first place. The German-French axis under Chancellor Angela Merkel and President Nicholas Sarkozy continues to lead the effort to provide fiscal relief to Greece (in particular), and to Ireland and Portugal as well. But, within the European Union (EU) and the European Monetary Union (EMU), there are rifts and divisions complicating any resolution and impeding progress. Echoing sentiments of our own mortgage debacle, the man on the street in Athens contends bankers should be forced to feel the pain. While in the capitals of Finland, Austria and the Netherlands, among the more fiscally conservative members of the EU and the EMU, there is a fear of throwing good money after bad. And, both sides, if they agree upon anything at all, concur the EU’s nascent central, federal institutions are not equipped to address the challenges they face.

Ironically enough, one facet of the relief to Greece requires bond holders (largely European banks) to voluntarily accept a 50 percent reduction in principal value as part of an overall debt swap. From the perspective of the man on the street, financiers are sharing the pain. But these are the same bankers and financiers the EU and the European Central Bank (ECB) need to continue buying the sovereign debt of Spain, Italy, Portugal and Ireland. What the so-called “haircut” does is diminish (greatly) the appetite for banks to add further to their bond holdings. So, the unintended consequence is to complicate containment to Greece while rising debt service costs for other fiscally stretched members of the Euro. In the haggling over the details of Greek relief, Italian government bond yields spiked higher as investors shifted their focus to that nation’s imbalance between tax receipts and expenditures.

We have been cautiously optimistic throughout the European sovereign debt crisis. This optimism is predicated upon the argument that it is in no one’s best interest for Greece to default. Other commentators have argued a Greek default would have the benefit of clearing the volatile underbrush in the markets. We believe, however, that the European authorities would be hard pressed to contain the fallout. For this reason, they have strenuously, although sometimes not whole heartedly, attempted to create a financial fire break between Greece and its Mediterranean neighbors.

While we are reasonably optimistic the crisis will peter out over time, we cannot rule out stupidity on the part of one or more actors in this continuing drama which causes the situation to deteriorate. Nor can we preclude the possibility of the crisis persisting throughout much of 2012. In all likelihood, it will. There is no easy, pat resolution to the problem. Unfortunately, many traders have short attention spans and little impulse control. This combination is far from ideal in tackling a complicated, interconnected knot of a problem. For this reason alone, you should expect further turbulence and volatility in 2012.

For the Funds, a higher exposure to non-U.S. equity markets versus other target-date peers, is a significant cause for the Funds’ underperformance vis-a-vis other target date funds. While this overexposure has hampered performance in 2011, we believe the expanded opportunity set provided by owning shares in non-U.S. companies is still worth the risk.

Another macro theme impacting the Funds’ performance in the fiscal year just ended has been investors’ vacillating expectations regarding U.S. and global economic growth.

3

NestEgg Target Date Funds

During the 1st quarter, investors were positioning their portfolios for an acceleration in economic growth. By the end of the 2nd quarter, this optimism was called into question. While the U.S. economy has continued to grow in 2011, at times the pace has been anemic inducing investors to re-evaluate assumptions. During these reassessments, equity prices are particularly vulnerable since the financial markets are focused on discounting future earnings streams.

The constellation of data alas did not inspire confidence. As a result, expectations for continued growth gave way to concerns of the economy dipping back into recession. This shift in expectations hit a number of the Funds’ holdings. Within the domestic growth equity segment of the Funds in particular, several stocks had been purchased in the expectation that faster economic growth would translate into rapid earnings growth. These stocks tumbled in price as investors recalibrated their forecasts. While we remain committed to these names, we acknowledge realizing their potential will take time.

Finally, the summer’s budgetary hi-jinks on Capitol Hill also played a role in spooking investors. The vicious debate, and last minute deal, over the U.S. Treasury debt ceiling sapped investors’ confidence in the ability of Republicans and Democrats to reach any compromise on taming the Federal budget deficit. Standard & Poor’s ill-timed and ill-considered decision to toss fuel onto the fire in the form of a downgrade on United States sovereign debt (from AAA to AA+) unnecessarily roiled the financial markets, contributing further to the turmoil of the last three months of the Funds’ fiscal year. In another ironic twist, S&P’s action induced another flight to quality which benefited U.S. Treasury notes and bonds, sending prices higher and yields lower. But, for the U.S. and global equity markets, these fiscal follies provided yet another excuse to retreat from the markets.

On the fixed income side, the Funds fared better. This is due entirely to the Funds’ strategic use (and active duration management) of U.S. Treasury securities to provide balance and diversification to the Funds’ domestic and international equity holdings. During the last six months ending October 31, 2011, U.S. Treasuries were among the best performing asset classes. The Barclays Capital U.S Treasury Index returned 6.90 percent during this period; over the full twelve month period of the Funds’ fiscal year, the index returned 5.27 percent.

Here, though in hindsight, we were not as aggressive as perhaps we ought to have been. While U.S. Treasury note and bond prices rallied on several occasions as investors sought the safe harbor they provide, the Funds’ duration was tilted towards a less than benchmark level. This reflected our concerns about the prospect of rising interest rates in the wake of improved and sustained economic performance for the U.S. economy. While we were correct in assuming the U.S. economy would continue to build up a head of steam, we were off in our assessment of just how nervous investors had become. Their collective skittishness over the health of the global economy overwhelmed any fears of inflation.

Investors should remember the glide path that defines our family is designed to provide an investor risk appropriate exposure to the various asset markets as he or she passes from the accumulation phase of the saving and investing life cycle to the disbursement phase that describes the period following retirement when the investor has minimal or no current employment income. Consequently, our family has an average equity weighting of roughly 90% in the early years, our 2050 Fund, when wealth accumulation is critical, declining to 20% at, or about, the retirement age. Some continued equity exposure is important following retirement. Few of us are sufficiently wealthy that capital growth is no longer relevant nor required. Although growth is still desired, this need must be tempered by the consequences of a sharp and prolonged market decline which could prove devastating to an investor’s financial well being. We consciously make the trade-off of foregoing some of the froth to reduce downside losses. In a volatile and unpredictable market environment, this should hopefully make it easier for our shareholders to stay the course.

We do not use our target date family as a means of gathering assets for other mutual funds managed at American Independence. The performance of our Funds over time reflects the impact of the glide path, the active management of the underlying asset classes, e.g. which stocks and bond maturities to own, and tactical decisions to increase or decrease our equity allocation relative to the amount dictated by the glide path. Tactical decisions are made within strict risk controlled bands as they are designed to enhance, if possible, the value from equity investing without distorting or compromising the risk return characteristics defined by the glide path itself.

Looking forward, we believe that our approach, active management of a risk appropriate glide path and the underlying asset classes, will best enable our investors to meet their long term lifestyle needs.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

4

NestEgg Target Date Funds

NestEgg Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital U.S. Treasury Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
NestEgg Fund
Institutional Class Shares	2.98%	3.06%	4.05%
Class A Shares (1)	(2.38)%	1.52%	2.89%
S&P Global Broad Market Index	0.84%	0.57%	6.62%
Barclays Capital U.S. Treasury Index	5.27%	6.49%	5.17%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

5

NestEgg Target Date Funds

NestEgg 2020 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital U.S. Treasury Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
NestEgg 2020 Fund
Institutional Class Shares	3.03%	1.21%	3.48%
Class A Shares (1)	(2.34)%	(0.27)%	2.41%
S&P Global Broad Market Index	0.84%	0.57%	6.62%
Barclays Capital U.S. Treasury Index	5.27%	6.49%	5.17%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

6

NestEgg Target Date Funds

NestEgg 2030 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital U.S. Treasury Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
NestEgg 2030 Fund
Institutional Class Shares	2.58%	0.30%	3.39%
Class A Shares (1)	(2.80)%	(1.16)%	2.33%
S&P Global Broad Market Index	0.84%	0.57%	6.62%
Barclays Capital U.S. Treasury Index	5.27%	6.49%	5.17%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

7

NestEgg Target Date Funds

NestEgg 2040 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital U.S. Treasury Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	5 Year	10 Year
NestEgg 2040 Fund
Institutional Class Shares	2.14%	0.13%	3.80%
Class A Shares (1)	(3.19)%	(1.33)%	2.78%
Class C Shares (2)	0.03%	(0.93)%	2.85%
S&P Global Broad Market Index	0.84%	0.57%	6.62%
Barclays Capital U.S. Treasury Index	5.27%	6.49%	5.17%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

8

NestEgg Target Date Funds

NestEgg 2050 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on May 7, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions, except for the Barclays Capital U.S. Treasury Index.

Total Returns as of October 31, 2011	Annualized
	1 Year	Since Inception
NestEgg 2050 Fund
Institutional Class Shares	3.51%	8.87%*
Class A Shares (1)	(1.90)%	0.75%**
S&P Global Broad Market Index	0.84%	3.45%***
Barclays Capital U.S. Treasury Index	5.27%	7.84%***

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

*	From May 7, 2010, commencement of operations, through October 31, 2011, with respect to the Institutional Class Shares.
**	From September 28, 2010, commencement of operations, through October 31, 2011, with respect to the Class A Shares.
***	For the period April 30, 2010 through October 31, 2011.
(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

9

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 27.1%
Consumer Discretionary — 4.5%
AutoZone, Inc. (a)	140	45,303
Bayerische Motoren Werke AG (b)	300	24,516
Carnival PLC (b)	451	16,555
Children's Place Retail Stores, Inc. (The) (a)	670	31,456
Comcast Corp., Class A	1,428	33,487
Denny's Corp. (a)	10,494	37,778
DIRECTV, Class A (a)	821	37,323
Discovery Communications, Inc., Class A (a)	895	38,897
Einstein Noah Restaurant Group, Inc.	2,525	37,168
Grupo Televisa SA - ADR (b)	1,010	21,543
Jamba, Inc. (a)	17,425	29,622
Kohl's Corp.	549	29,102
Las Vegas Sands Corp. (a)	1,095	51,410
LVMH Moet Hennessy Louis Vuitton SA (b)	150	24,958
Nordstrom, Inc.	823	41,718
Omnicom Group, Inc.	970	43,146
Sony Corp. (b)	623	13,404
Sotheby's	800	28,176
Starbucks Corp.	1,178	49,877
Toyota Motor Corp. (b)	503	17,011
Viacom, Inc., Class B	1,114	48,849
Walt Disney Co. (The)	1,834	63,970
WPP PLC (b)	1,748	18,157
		783,426

Consumer Staples — 3.1%
Anheuser-Busch InBev NV (b)	618	34,389
Asahi Group Holdings, Ltd. (b)	936	19,383
CVS Caremark Corp.	893	32,416
Diageo PLC (b)	1,857	38,488
Diageo PLC - ADR (b)	681	56,441
Imperial Tobacco Group PLC (b)	1,124	41,097
Kao Corp. (b)	738	19,550
Mead Johnson Nutrition Co.	827	59,420
Nestle SA (b)	697	40,416
PepsiCo, Inc.	530	33,363
Procter & Gamble Co. (The)	510	32,635
Rite Aid Corp. (a)	25,144	29,167
Tesco PLC (b)	5,579	36,039
Unilever NV (b)	1,154	39,872
Wal-Mart Stores, Inc.	655	37,152
		549,828

Energy — 2.8%
BP PLC (b)	2,985	22,126
Canadian Natural Resources, Ltd. (b)	772	27,290
Carrizo Oil & Gas, Inc. (a)	1,145	31,144
Chevron Corp.	341	35,822
CNOOC, Ltd. - ADR (b)	108	20,370
ENI SpA (b)	889	19,669
Halliburton Co.	873	32,615
Lukoil OAO - ADR (b)	390	22,503
Occidental Petroleum Corp.	893	82,995
Oil States International, Inc. (a)	690	48,031
Peabody Energy Corp.	529	22,943

See Notes to Financial Statements

10

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 27.1% (continued)
Energy — 2.8% (continued)
Petroleo Brasileiro SA - ADR (b)	690	18,637
Royal Dutch Shell PLC, Class A (b)	1,139	40,401
Sasol, Ltd. - ADR (b)	490	22,168
Suncor Energy, Inc. (b)	1,060	33,765
Total SA (b)	312	16,325
		496,804

Financials — 4.4%
Affiliated Managers Group, Inc. (a)	371	34,358
Aflac, Inc.	300	13,527
Allianz SE (b)	201	22,586
American Capital, Ltd. (a)	5,067	39,371
Aviva PLC (b)	2,950	16,165
AXA SA (b)	1,106	18,013
Banco Bilbao Vizcaya Argentaria SA (b)	1,760	15,981
Banco Santander Brasil SA - ADR (b)	2,430	22,113
Barclays PLC (b)	7,210	22,641
Capital One Financial Corp.	800	36,528
China Life Insurance Co., Ltd. - ADR (b)	531	20,576
Credit Suisse Group AG (a) (b)	402	11,724
DBS Group Holdings, Ltd. (b)	1,731	17,048
Franklin Resources, Inc.	335	35,721
Hartford Financial Services Group, Inc.	1,217	23,427
HSBC Holdings PLC (b)	1,778	15,578
ICICI Bank, Ltd. - ADR (b)	434	16,128
ING Groep NV (a) (b)	1,870	16,198
JPMorgan Chase & Co.	682	23,706
Lazard, Ltd., Class A (b)	1,365	37,319
Manulife Financial Corp. (b)	1,000	13,203
MBIA, Inc. (a)	2,567	22,590
MetLife, Inc.	824	28,972
Mitsubishi UFJ Financial Group, Inc. (b)	3,601	15,891
Mitsui Fudosan Co., Ltd. (b)	970	16,402
Morgan Stanley	2,135	37,661
Prudential Financial, Inc.	1,075	58,265
Radian Group, Inc.	10,531	24,748
Sun Hung Kai Properties, Ltd. (b)	1,823	25,437
Toronto-Dominion Bank (The) (b)	592	44,681
Westpac Banking Corp. (b)	928	21,829
		768,387

Health Care — 2.4%
Agilent Technologies, Inc. (a)	960	35,587
Bruker Corp. (a)	1,930	27,850
Cardinal Health, Inc.	825	36,523
Celgene Corp. (a)	470	30,470
Dr. Reddy's Laboratories, Ltd. - ADR (b)	615	20,387
Eisai Co., Ltd. (b)	450	17,959
Fresenius Medical Care AG & Co. KGaA (b)	244	17,816
GlaxoSmithKline PLC (b)	715	16,095
Halozyme Therapeutics, Inc. (a)	1,245	10,495
Laboratory Corp. of America Holdings (a)	19	1,593
McKesson Corp.	575	46,891
Novartis AG (b)	651	36,792
Pharmasset, Inc. (a)	465	32,736

See Notes to Financial Statements

11

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 27.1% (continued)
Health Care — 2.4% (continued)
Sanofi (b)	548	39,400
Smith & Nephew PLC (b)	3,620	33,207
Teva Pharmaceutical Industries, Ltd. - ADR (b)	423	17,280
		421,081

Industrials — 2.3%
ABB, Ltd. (a) (b)	1,624	30,933
Atlas Copco AB, A Shares (b)	643	14,079
Boeing Co. (The)	417	27,434
Brambles, Ltd. (b)	3,515	24,523
Cummins, Inc.	324	32,215
Eaton Corp.	646	28,954
Experian PLC (b)	1,828	23,823
General Dynamics Corp.	757	48,592
Kennametal, Inc.	762	29,634
Komatsu, Ltd. (b)	500	12,637
L-3 Communications Holdings, Inc.	26	1,762
Mitsui & Co., Ltd. (b)	500	7,451
Polypore International, Inc. (a)	343	17,990
Siemens AG (b)	279	29,425
Sumitomo Electric Industries, Ltd. (b)	1,665	18,912
United Parcel Service, Inc., Class B	370	25,989
United Rentals, Inc. (a)	1,438	33,664
		408,017

Information Technology — 3.8%
Adobe Systems, Inc. (a)	735	21,616
Apple, Inc. (a)	101	40,883
Avnet, Inc. (a)	1,053	31,916
Broadcom Corp., Class A (a)	1	36
Canon, Inc. (b)	426	19,616
Cypress Semiconductor Corp. (a)	1,440	27,518
eBay, Inc. (a)	912	29,029
EMC Corp. (a)	3,298	80,834
Google, Inc., Class A (a)	113	66,968
Harris Corp.	571	21,555
Hewlett-Packard Co.	1,018	27,089
Infosys, Ltd. - ADR (b)	355	20,800
Keyence Corp. (b)	86	22,199
Kyocera Corp. (b)	231	20,713
LG Display Co., Ltd. - ADR (b)	2,010	20,221
Microsoft Corp.	627	16,697
MKS Instruments, Inc.	1,331	35,458
Power-One, Inc. (a)	2,335	11,558
Rovi Corp. (a)	540	26,752
SanDisk Corp. (a)	728	36,888
SAP AG (b)	638	38,512
SunPower Corp., Class A (a)	1,620	16,232
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (b)	1,675	21,139
Telefonaktiebolaget LM Ericsson, B Shares (b)	1,758	18,369
		672,598

Materials — 2.3%
Allegheny Technologies, Inc.	559	25,938
ArcelorMittal - ADR (b)	635	13,163

See Notes to Financial Statements

12

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 27.1% (continued)
Materials — 2.3% (continued)
Barrick Gold Corp. (b)	1,294	64,002
BASF SE (b)	482	35,475
BHP Billiton, Ltd. (b)	949	37,805
Cemex SAB de CV - ADR (a) (b)	2,137	9,339
Cliffs Natural Resources, Inc.	485	33,087
CRH PLC (b)	805	14,525
Freeport-McMoRan Copper & Gold, Inc.	560	22,546
Materion Corp. (a)	647	17,107
Molycorp, Inc. (a)	728	27,860
Rio Tinto PLC (b)	545	29,663
Shin-Etsu Chemical Co., Ltd. (b)	384	20,040
Syngenta AG (a) (b)	54	16,517
Teck Resources, Ltd., Class B (b)	604	24,220
Vale SA - ADR (b)	690	17,533
		408,820

Telecommunication Services — 1.1%
China Unicom Hong Kong, Ltd. - ADR (b)	1,519	30,547
Chunghwa Telecom Co., Ltd. - ADR (b)	764	25,693
KDDI Corp. (b)	4	29,624
Koninklijke KPN NV (b)	1,150	15,111
NII Holdings, Inc. (a)	879	20,683
SK Telecom Co., Ltd. - ADR (b)	1,195	17,674
Telefonica SA (b)	807	17,174
Vodafone Group PLC (b)	11,550	32,100
		188,606

Utilities — 0.4%
AES Corp. (The) (a)	2,379	26,692
CLP Holdings, Ltd. (b)	2,366	21,182
Korea Electric Power Corp. - ADR (a) (b)	1,635	18,034
		65,908
Total Common Stocks (Cost $4,508,802)		4,763,475

	Principal ($)
U.S. Treasury Obligations — 70.3%
U.S. Treasury Bonds — 22.6%
8.00%, 11/15/21	1,134,000	1,734,843
6.50%, 11/15/26	509,000	745,764
5.00%, 5/15/37	533,000	710,889
4.50%, 8/15/39	629,000	784,579
		3,976,075

U.S. Treasury Notes — 47.7%
0.63%, 6/30/12	244,000	244,858
1.38%, 10/15/12	1,582,000	1,600,478
3.13%, 8/31/13	793,000	834,571
2.25%, 5/31/14	1,463,000	1,534,093
2.50%, 4/30/15	1,417,000	1,512,758
2.75%, 11/30/16	1,403,000	1,522,036
3.50%, 2/15/18	1,010,000	1,137,986
		8,386,780
Total U.S. Treasury Obligations (Cost $12,104,211)		12,362,855

See Notes to Financial Statements

13

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	October 31, 2011

Security Description	Shares	Value ($)
Short-Term Investments — 1.9%
Money Market Funds — 1.9%
Dreyfus Cash Management, Institutional Shares, 0.05% (c)	103,041	103,041
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 0.01% (c)	1	1
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	238,023	238,023
Total Short-Term Investments (Cost $341,065)		341,065

Total Investments (Cost $16,954,078(d)) — 99.3%		$17,467,395

Other assets in excess of liabilities — 0.7%		125,292

NET ASSETS — 100.0%		$17,592,687

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,763,475	$—	$—	$4,763,475
U.S. Treasury Obligations	—	12,362,855	—	12,362,855
Short-Term Investments	341,065	—	—	341,065
Total Investments	$5,104,540	$12,362,855	$—	$17,467,395

See Notes to Financial Statements

14

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 43.9%
Consumer Discretionary — 7.4%
AutoZone, Inc. (a)	550	177,975
Bayerische Motoren Werke AG (b)	1,403	114,655
Carnival PLC (b)	1,579	57,962
Children's Place Retail Stores, Inc. (The) (a)	2,560	120,192
Comcast Corp., Class A	5,449	127,779
Denny's Corp. (a)	39,907	143,665
DIRECTV, Class A (a)	3,110	141,381
Discovery Communications, Inc., Class A (a)	3,865	167,973
Einstein Noah Restaurant Group, Inc.	9,477	139,501
Grupo Televisa SA - ADR (b)	3,447	73,525
Jamba, Inc. (a)	66,370	112,829
Kohl's Corp.	2,095	111,056
Las Vegas Sands Corp. (a)	4,235	198,833
LVMH Moet Hennessy Louis Vuitton SA (b)	524	87,188
Nordstrom, Inc.	3,110	157,646
Omnicom Group, Inc.	3,645	162,130
Sony Corp. (b)	2,172	46,729
Sotheby's	3,040	107,069
Starbucks Corp.	4,553	192,774
Toyota Motor Corp. (b)	1,753	59,285
Viacom, Inc., Class B	4,121	180,706
Walt Disney Co. (The)	6,928	241,649
WPP PLC (b)	5,897	61,252
		2,983,754

Consumer Staples — 5.0%
Anheuser-Busch InBev NV (b)	2,232	124,201
Asahi Group Holdings, Ltd. (b)	3,264	67,593
CVS Caremark Corp.	3,392	123,130
Diageo PLC (b)	6,352	131,650
Diageo PLC - ADR (b)	2,514	208,360
Imperial Tobacco Group PLC (b)	5,541	202,599
Kao Corp. (b)	2,573	68,159
Mead Johnson Nutrition Co.	2,820	202,617
Nestle SA (b)	2,355	136,557
PepsiCo, Inc.	2,000	125,900
Procter & Gamble Co. (The)	1,950	124,780
Rite Aid Corp. (a)	95,969	111,324
Tesco PLC (b)	17,726	114,505
Unilever NV (b)	3,964	136,960
Wal-Mart Stores, Inc.	2,455	139,248
		2,017,583

Energy — 4.6%
BP PLC (b)	10,509	77,897
Canadian Natural Resources, Ltd. (b)	2,954	104,424
Carrizo Oil & Gas, Inc. (a)	4,340	118,048
Chevron Corp.	1,220	128,161
CNOOC, Ltd. - ADR (b)	367	69,220
ENI SpA (b)	3,101	68,611
Halliburton Co.	3,300	123,288
Lukoil OAO - ADR (b)	1,330	76,741
Occidental Petroleum Corp.	3,484	323,803
Oil States International, Inc. (a)	2,625	182,726

See Notes to Financial Statements

15

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 43.9% (continued)
Energy — 4.6% (continued)
Peabody Energy Corp.	2,005	86,957
Petroleo Brasileiro SA - ADR (b)	2,360	63,743
Royal Dutch Shell PLC, Class A (b)	2,596	92,081
Sasol, Ltd. - ADR (b)	1,680	76,003
Suncor Energy, Inc. (b)	3,675	117,062
Total SA (b)	2,673	139,864
		1,848,629

Financials — 7.1%
Affiliated Managers Group, Inc. (a)	1,425	131,969
Aflac, Inc.	1,000	45,090
Allianz SE (b)	704	79,109
American Capital, Ltd. (a)	19,288	149,868
Aviva PLC (b)	10,289	56,381
AXA SA (b)	3,859	62,848
Banco Bilbao Vizcaya Argentaria SA (b)	5,985	54,343
Banco Santander Brasil SA - ADR (b)	8,250	75,075
Barclays PLC (b)	25,311	79,482
Capital One Financial Corp.	3,050	139,263
China Life Insurance Co., Ltd. - ADR (b)	1,802	69,828
Credit Suisse Group AG (a) (b)	2,200	64,160
DBS Group Holdings, Ltd. (b)	6,033	59,426
Franklin Resources, Inc.	1,280	136,486
Hartford Financial Services Group, Inc.	4,654	89,590
HSBC Holdings PLC (b)	12,477	109,316
ICICI Bank, Ltd. - ADR (b)	1,473	54,737
JPMorgan Chase & Co.	2,606	90,585
Lazard, Ltd., Class A (b)	5,115	139,844
Manulife Financial Corp. (b)	3,400	44,890
MBIA, Inc. (a)	9,760	85,888
MetLife, Inc.	3,155	110,930
Mitsubishi UFJ Financial Group, Inc. (b)	12,560	55,426
Mitsui Fudosan Co., Ltd. (b)	3,745	63,327
Morgan Stanley	8,200	144,648
Prudential Financial, Inc.	4,110	222,762
Radian Group, Inc.	40,289	94,679
Sun Hung Kai Properties, Ltd. (b)	6,301	87,919
Toronto-Dominion Bank (The) (b)	1,892	142,799
Westpac Banking Corp. (b)	5,918	139,209
		2,879,877

Health Care — 3.7%
Agilent Technologies, Inc. (a)	3,635	134,749
Bruker Corp. (a)	7,345	105,988
Cardinal Health, Inc.	2,876	127,321
Celgene Corp. (a)	1,789	115,981
Dr. Reddy's Laboratories, Ltd. - ADR (b)	2,085	69,118
Eisai Co., Ltd. (b)	1,700	67,843
Fresenius Medical Care AG & Co. KGaA (b)	835	60,970
GlaxoSmithKline PLC (b)	2,450	55,151
Halozyme Therapeutics, Inc. (a)	4,755	40,085
McKesson Corp.	2,290	186,749
Novartis AG (b)	2,254	127,388
Pharmasset, Inc. (a)	1,820	128,128

See Notes to Financial Statements

16

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 43.9% (continued)
Health Care — 3.7% (continued)
Sanofi (b)	1,899	136,532
Smith & Nephew PLC (b)	9,450	86,685
Teva Pharmaceutical Industries, Ltd. - ADR (b)	1,443	58,947
		1,501,635

Industrials — 3.9%
ABB, Ltd. (a) (b)	5,569	106,076
Atlas Copco AB, A Shares (b)	2,856	62,532
Boeing Co. (The)	1,605	105,593
Brambles, Ltd. (b)	12,257	85,515
Cummins, Inc.	1,203	119,614
Eaton Corp.	2,477	111,019
Experian PLC (b)	6,374	83,066
General Dynamics Corp.	2,838	182,171
Kennametal, Inc.	2,918	113,481
Komatsu, Ltd. (b)	1,740	43,979
Mitsui & Co., Ltd. (b)	3,500	52,155
Polypore International, Inc. (a)	1,327	69,601
Siemens AG (b)	1,226	129,301
Sumitomo Electric Industries, Ltd. (b)	5,805	65,936
United Parcel Service, Inc., Class B	1,385	97,282
United Rentals, Inc. (a)	5,463	127,889
		1,555,210

Information Technology — 6.3%
Adobe Systems, Inc. (a)	2,915	85,730
Apple, Inc. (a)	385	155,840
Avnet, Inc. (a)	3,998	121,179
Canon, Inc. (b)	1,484	68,335
Cypress Semiconductor Corp. (a)	5,425	103,672
eBay, Inc. (a)	3,488	111,023
EMC Corp. (a)	12,444	305,002
Google, Inc., Class A (a)	441	261,354
Harris Corp.	2,145	80,974
Hewlett-Packard Co.	3,911	104,072
Infosys, Ltd. - ADR (b)	1,205	70,601
Keyence Corp. (b)	299	77,179
Kyocera Corp. (b)	795	71,284
LG Display Co., Ltd. - ADR (b)	6,820	68,609
Microsoft Corp.	2,452	65,297
MKS Instruments, Inc.	5,073	135,145
Power-One, Inc. (a)	8,935	44,228
Rovi Corp. (a)	2,060	102,052
SanDisk Corp. (a)	2,778	140,761
SAP AG (b)	2,710	163,586
SunPower Corp., Class A (a)	5,865	58,767
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (b)	5,680	71,682
Telefonaktiebolaget LM Ericsson, B Shares (b)	6,234	65,138
		2,531,510

Materials — 3.7%
Allegheny Technologies, Inc.	2,112	97,997
ArcelorMittal - ADR (b)	2,145	44,466
Barrick Gold Corp. (b)	4,872	240,986

See Notes to Financial Statements

17

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 43.9% (continued)
Materials — 3.7% (continued)
BASF SE (b)	1,595	117,391
BHP Billiton, Ltd. (b)	3,257	129,750
Cemex SAB de CV - ADR (a) (b)	7,332	32,041
Cliffs Natural Resources, Inc.	1,865	127,230
Coeur d'Alene Mines Corp. (a)	3	77
CRH PLC (b)	4,106	74,086
Freeport-McMoRan Copper & Gold, Inc.	2,140	86,156
Materion Corp. (a)	2,478	65,518
Molycorp, Inc. (a)	2,788	106,697
Rio Tinto PLC (b)	1,886	102,650
Shin-Etsu Chemical Co., Ltd. (b)	1,338	69,827
Syngenta AG (a) (b)	187	57,199
Teck Resources, Ltd., Class B (b)	2,186	87,659
Vale SA - ADR (b)	2,342	59,510
		1,499,240

Telecommunication Services — 1.6%
China Unicom Hong Kong, Ltd. - ADR (b)	5,174	104,049
Chunghwa Telecom Co., Ltd. - ADR (b)	2,592	87,169
KDDI Corp. (b)	13	96,278
Koninklijke KPN NV (b)	4,200	55,186
NII Holdings, Inc. (a)	3,360	79,061
SK Telecom Co., Ltd. - ADR (b)	4,088	60,462
Telefonica SA (b)	2,813	59,864
Vodafone Group PLC (b)	43,100	119,786
		661,855

Utilities — 0.6%
AES Corp. (The) (a)	9,043	101,462
CLP Holdings, Ltd. (b)	8,251	73,867
Korea Electric Power Corp. - ADR (a) (b)	5,600	61,768
		237,097
Total Common Stocks (Cost $16,928,108)		17,716,390

	Principal ($)
U.S. Treasury Obligations — 52.3%
U.S. Treasury Bonds — 16.8%
8.00%, 11/15/21	1,938,000	2,964,838
6.50%, 11/15/26	869,000	1,273,220
5.00%, 5/15/37	911,000	1,215,046
4.50%, 8/15/39	1,075,000	1,340,895
		6,793,999

U.S. Treasury Notes — 35.5%
0.63%, 6/30/12	417,000	418,466
1.38%, 10/15/12	2,703,000	2,734,571
3.13%, 8/31/13	1,355,000	1,426,032
2.25%, 5/31/14	2,500,000	2,621,485
2.50%, 4/30/15	2,421,000	2,584,607
2.75%, 11/30/16	2,398,000	2,601,456
3.50%, 2/15/18	1,725,000	1,943,590
		14,330,207
Total U.S. Treasury Obligations (Cost $20,685,564)		21,124,206

See Notes to Financial Statements

18

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2011

Security Description	Shares	Value ($)
Short-Term Investments — 3.1%
Money Market Funds — 3.1%
Dreyfus Cash Management, Institutional Shares, 0.05% (c)	236,720	236,720
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 0.01% (c)	5	5
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	995,380	995,380
Total Short-Term Investments (Cost $1,232,105)		1,232,105

Total Investments (Cost $38,845,777(d)) — 99.3%		$40,072,701

Other assets in excess of liabilities — 0.7%		285,931

NET ASSETS — 100.0%		$40,358,632

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$17,716,390	$—	$—	$17,716,390
U.S. Treasury Obligations	—	21,124,206	—	21,124,206
Short-Term Investments	1,232,105	—	—	1,232,105
Total Investments	$18,948,495	$21,124,206	$—	$40,072,701

See Notes to Financial Statements

19

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 62.8%
Consumer Discretionary — 10.4%
AutoZone, Inc. (a)	650	210,333
Bayerische Motoren Werke AG (b)	1,542	126,014
Carnival PLC (b)	1,759	64,570
Children's Place Retail Stores, Inc. (The) (a)	2,985	140,146
Comcast Corp., Class A	6,343	148,743
Denny's Corp. (a)	46,575	167,670
DIRECTV, Class A (a)	3,629	164,974
Discovery Communications, Inc., Class A (a)	4,590	199,481
Einstein Noah Restaurant Group, Inc.	10,996	161,861
Grupo Televisa SA - ADR (b)	3,732	79,604
Jamba, Inc. (a)	77,501	131,752
Kohl's Corp.	2,449	129,821
Las Vegas Sands Corp. (a)	5,004	234,938
LVMH Moet Hennessy Louis Vuitton SA (b)	566	94,177
Nordstrom, Inc.	3,630	184,005
Omnicom Group, Inc.	4,290	190,819
Sony Corp. (b)	2,348	50,516
Sotheby's	3,550	125,031
Starbucks Corp.	5,014	212,293
Toyota Motor Corp. (b)	1,896	64,122
Viacom, Inc., Class B	4,866	213,374
Walt Disney Co. (The)	8,044	280,575
WPP PLC (b)	6,393	66,404
		3,441,223

Consumer Staples — 7.0%
Anheuser-Busch InBev NV (b)	2,569	142,953
Asahi Group Holdings, Ltd. (b)	3,529	73,081
CVS Caremark Corp.	3,958	143,675
Diageo PLC (b)	8,199	169,931
Diageo PLC - ADR (b)	2,969	246,071
Imperial Tobacco Group PLC (b)	6,095	222,855
Kao Corp. (b)	2,782	73,696
Mead Johnson Nutrition Co.	3,480	250,038
Nestle SA (b)	3,332	193,209
PepsiCo, Inc.	2,320	146,044
Procter & Gamble Co. (The)	2,275	145,577
Rite Aid Corp. (a)	113,302	131,430
Tesco PLC (b)	10,613	68,557
Unilever NV (b)	4,368	150,919
Wal-Mart Stores, Inc.	2,890	163,921
		2,321,957

Energy — 6.4%
BP PLC (b)	11,255	83,427
Canadian Natural Resources, Ltd. (b)	3,452	122,028
Carrizo Oil & Gas, Inc. (a)	5,010	136,272
Chevron Corp.	1,367	143,603
CNOOC, Ltd. - ADR (b)	400	75,444
ENI SpA (b)	3,353	74,186
Halliburton Co.	3,860	144,210
Lukoil OAO - ADR (b)	1,445	83,376
Occidental Petroleum Corp.	4,007	372,411
Oil States International, Inc. (a)	3,060	213,007
Peabody Energy Corp.	2,369	102,743

See Notes to Financial Statements

20

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 62.8% (continued)
Energy — 6.4% (continued)
Petroleo Brasileiro SA - ADR (b)	2,560	69,146
Royal Dutch Shell PLC, Class A (b)	4,034	143,087
Sasol, Ltd. - ADR (b)	1,815	82,111
Suncor Energy, Inc. (b)	3,830	121,999
Total SA (b)	2,808	146,927
		2,113,977

Financials — 10.2%
Affiliated Managers Group, Inc. (a)	1,664	154,103
Aflac, Inc.	1,100	49,599
Allianz SE (b)	746	83,828
American Capital, Ltd. (a)	22,510	174,903
Aviva PLC (b)	11,126	60,967
AXA SA (b)	4,172	67,946
Banco Bilbao Vizcaya Argentaria SA (b)	6,472	58,765
Banco Santander Brasil SA - ADR (b)	8,730	79,443
Barclays PLC (b)	27,744	87,122
Capital One Financial Corp.	3,550	162,093
China Life Insurance Co., Ltd. - ADR (b)	1,180	45,725
Credit Suisse Group AG (a) (b)	3,114	90,816
DBS Group Holdings, Ltd. (b)	6,524	64,263
Franklin Resources, Inc.	1,490	158,879
Hartford Financial Services Group, Inc.	5,426	104,450
HSBC Holdings PLC (b)	13,741	120,391
ICICI Bank, Ltd. - ADR (b)	1,604	59,605
ING Groep NV (a) (b)	7,569	65,562
JPMorgan Chase & Co.	3,045	105,844
Lazard, Ltd., Class A (b)	6,020	164,587
Manulife Financial Corp. (b)	3,800	50,171
MBIA, Inc. (a)	11,433	100,610
MetLife, Inc.	3,691	129,776
Mitsubishi UFJ Financial Group, Inc. (b)	13,581	59,932
Mitsui Fudosan Co., Ltd. (b)	4,050	68,484
Morgan Stanley	9,510	167,756
Prudential Financial, Inc.	4,830	261,786
Radian Group, Inc.	47,252	111,042
Sun Hung Kai Properties, Ltd. (b)	8,651	120,710
Toronto-Dominion Bank (The) (b)	1,999	150,875
Westpac Banking Corp. (b)	8,063	189,666
		3,369,699

Health Care — 5.4%
Agilent Technologies, Inc. (a)	4,240	157,177
Bruker Corp. (a)	8,580	123,809
Cardinal Health, Inc.	3,109	137,635
Celgene Corp. (a)	2,082	134,976
Dr. Reddy's Laboratories, Ltd. - ADR (b)	1,925	63,814
Eisai Co., Ltd. (b)	1,800	71,834
Fresenius Medical Care AG & Co. KGaA (b)	1,161	84,774
GlaxoSmithKline PLC (b)	3,000	67,532
Halozyme Therapeutics, Inc. (a)	5,230	44,089
McKesson Corp.	2,886	235,353
Novartis AG (b)	2,649	149,712
Pharmasset, Inc. (a)	2,165	152,416

See Notes to Financial Statements

21

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 62.8% (continued)
Health Care — 5.4% (continued)
Sanofi (b)	2,066	148,539
Smith & Nephew PLC (b)	15,395	141,219
Teva Pharmaceutical Industries, Ltd. - ADR (b)	1,561	63,767
		1,776,646

Industrials — 5.4%
ABB, Ltd. (a) (b)	7,928	151,009
Atlas Copco AB, B Shares (b)	2,757	53,892
Boeing Co. (The)	1,877	123,488
Brambles, Ltd. (b)	13,253	92,463
Cummins, Inc.	1,406	139,799
Eaton Corp.	2,883	129,216
Experian PLC (b)	6,892	89,817
General Dynamics Corp.	3,355	215,357
Kennametal, Inc.	3,414	132,770
Komatsu, Ltd. (b)	1,960	49,539
Mitsui & Co., Ltd. (b)	3,900	58,116
Polypore International, Inc. (a)	1,577	82,714
Siemens AG (b)	1,290	136,051
Sumitomo Electric Industries, Ltd. (b)	6,277	71,297
United Parcel Service, Inc., Class B	1,630	114,491
United Rentals, Inc. (a)	6,380	149,356
		1,789,375

Information Technology — 8.7%
Adobe Systems, Inc. (a)	3,450	101,465
Apple, Inc. (a)	451	182,556
Avnet, Inc. (a)	4,657	141,154
Canon, Inc. (b)	1,605	73,906
Cypress Semiconductor Corp. (a)	6,315	120,680
eBay, Inc. (a)	4,072	129,612
EMC Corp. (a)	14,591	357,625
Google, Inc., Class A (a)	505	299,283
Harris Corp.	2,529	95,470
Hewlett-Packard Co.	4,471	118,973
Infosys, Ltd. - ADR (b)	1,305	76,460
Keyence Corp. (b)	303	78,211
Kyocera Corp. (b)	868	77,829
LG Display Co., Ltd. - ADR (b)	7,220	72,633
Microsoft Corp.	2,977	79,278
MKS Instruments, Inc.	5,922	157,762
Power-One, Inc. (a)	10,410	51,530
Rovi Corp. (a)	2,345	116,171
SanDisk Corp. (a)	3,247	164,525
SAP AG (b)	2,867	173,063
SunPower Corp., Class A (a)	6,745	67,585
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (b)	6,150	77,613
Telefonaktiebolaget LM Ericsson, B Shares (b)	8,279	86,506
		2,899,890

Materials — 5.6%
Allegheny Technologies, Inc.	2,476	114,886
APERAM - ADR (b)	118	2,032
ArcelorMittal - ADR (b)	2,375	49,234
Barrick Gold Corp. (b)	6,344	313,745

See Notes to Financial Statements

22

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 62.8% (continued)
Materials — 5.6% (continued)
BASF SE (b)	2,260	166,334
BHP Billiton, Ltd. (b)	4,239	168,870
Cemex SAB de CV - ADR (a) (b)	7,904	34,540
Cliffs Natural Resources, Inc.	2,220	151,448
Coeur d'Alene Mines Corp. (a)	3	77
CRH PLC (b)	2,880	51,965
Freeport-McMoRan Copper & Gold, Inc.	2,510	101,053
Materion Corp. (a)	2,849	75,328
Molycorp, Inc. (a)	3,267	125,028
Rio Tinto PLC (b)	2,433	132,422
Shin-Etsu Chemical Co., Ltd. (b)	1,447	75,515
Syngenta AG (a) (b)	405	123,881
Teck Resources, Ltd., Class B (b)	2,590	103,859
Vale SA - ADR (b)	2,547	64,719
		1,854,936

Telecommunication Services — 2.7%
China Unicom Hong Kong, Ltd. - ADR (b)	5,638	113,380
Chunghwa Telecom Co., Ltd. - ADR (b)	2,824	94,971
KDDI Corp. (b)	14	103,684
Koninklijke KPN NV (b)	6,560	86,196
NII Holdings, Inc. (a)	3,925	92,355
SK Telecom Co., Ltd. - ADR (b)	4,432	65,549
Telefonica SA (b)	3,042	64,738
VimpelCom, Ltd. - ADR (b)	7,440	81,691
Vodafone Group PLC (b)	65,670	182,514
		885,078

Utilities — 1.0%
AES Corp. (The) (a)	10,559	118,472
CLP Holdings, Ltd. (b)	8,922	79,874
Huaneng Power International, Inc. - ADR (b)	4,640	83,381
Korea Electric Power Corp. - ADR (a) (b)	6,070	66,952
		348,679
Total Common Stocks (Cost $20,025,336)		20,801,460

	Principal ($)
U.S. Treasury Obligations — 33.4%
U.S. Treasury Bonds — 10.7%
8.00%, 11/15/21	1,015,000	1,552,791
6.50%, 11/15/26	455,000	666,646
5.00%, 5/15/37	477,000	636,199
4.50%, 8/15/39	563,000	702,255
		3,557,891

U.S. Treasury Notes — 22.7%
0.63%, 6/30/12	218,000	218,766
1.38%, 10/15/12	1,415,000	1,431,527
3.13%, 8/31/13	709,000	746,167
2.25%, 5/31/14	1,309,000	1,372,610
2.50%, 4/30/15	1,268,000	1,353,689
2.75%, 11/30/16	1,256,000	1,362,564
3.50%, 2/15/18	903,000	1,017,427
		7,502,750
Total U.S. Treasury Obligations (Cost $10,826,528)		11,060,641

See Notes to Financial Statements

23

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2011

Security Description	Shares	Value ($)
Short-Term Investments — 3.4%
Money Market Funds — 3.4%
Dreyfus Cash Management, Institutional Shares, 0.05% (c)	180,791	180,791
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 0.01% (c)	6	6
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	945,099	945,099
Total Short-Term Investments (Cost $1,125,896)		1,125,896

Total Investments (Cost $31,977,760(d)) — 99.6%		$32,987,997

Other assets in excess of liabilities — 0.4%		148,570

NET ASSETS — 100.0%		$33,136,567
(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$20,801,460	$—	$—	$20,801,460
U.S. Treasury Obligations	—	11,060,641	—	11,060,641
Short-Term Investments	1,125,896	—	—	1,125,896
Total Investments	$21,927,356	$11,060,641	$—	$32,987,997

See Notes to Financial Statements

24

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 81.4%
Consumer Discretionary — 13.8%
AutoZone, Inc. (a)	1,000	323,590
Bayerische Motoren Werke AG (b)	1,862	152,165
Carnival PLC (b)	2,877	105,610
Children's Place Retail Stores, Inc. (The) (a)	4,330	203,294
Comcast Corp., Class A	9,178	215,224
Denny's Corp. (a)	67,289	242,240
DIRECTV, Class A (a)	5,250	238,665
Discovery Communications, Inc., Class A (a)	7,070	307,262
Einstein Noah Restaurant Group, Inc.	18,761	276,162
Grupo Televisa SA - ADR (b)	5,436	115,950
Jamba, Inc. (a)	112,976	192,059
Kohl's Corp.	3,540	187,655
Las Vegas Sands Corp. (a)	7,720	362,454
LVMH Moet Hennessy Louis Vuitton SA (b)	867	144,260
Nordstrom, Inc.	5,252	266,224
Omnicom Group, Inc.	6,295	280,002
Sony Corp. (b)	3,596	77,366
Sotheby's	5,085	179,094
Starbucks Corp.	7,853	332,496
Toyota Motor Corp. (b)	2,903	98,178
Viacom, Inc., Class B	7,579	332,339
Walt Disney Co. (The)	12,401	432,547
WPP PLC (b)	9,796	101,751
		5,166,587

Consumer Staples — 9.2%
Anheuser-Busch InBev NV (b)	3,826	212,900
Asahi Group Holdings, Ltd. (b)	5,404	111,909
CVS Caremark Corp.	5,720	207,636
Diageo PLC (b)	10,997	227,922
Diageo PLC - ADR (b)	4,622	383,071
Imperial Tobacco Group PLC (b)	6,676	244,099
Kao Corp. (b)	4,260	112,848
Mead Johnson Nutrition Co.	4,798	344,736
Nestle SA (b)	4,995	289,639
PepsiCo, Inc.	3,400	214,030
Procter & Gamble Co. (The)	3,300	211,167
Rite Aid Corp. (a)	165,192	191,623
Tesco PLC (b)	32,231	208,203
Unilever NV (b)	6,548	226,240
Wal-Mart Stores, Inc.	4,240	240,493
		3,426,516

Energy — 8.3%
BP PLC (b)	17,436	129,243
Canadian Natural Resources, Ltd. (b)	4,979	176,008
Carrizo Oil & Gas, Inc. (a)	7,215	196,248
Chevron Corp.	2,059	216,298
CNOOC, Ltd. - ADR (b)	587	110,714
ENI SpA (b)	4,765	105,427
Halliburton Co.	5,578	208,394
Lukoil OAO - ADR (b)	2,140	123,478
Occidental Petroleum Corp.	5,832	542,026
Oil States International, Inc. (a)	4,435	308,720

See Notes to Financial Statements

25

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 81.4% (continued)
Energy — 8.3% (continued)
Peabody Energy Corp.	3,413	148,022
Petroleo Brasileiro SA - ADR (b)	3,595	97,101
Royal Dutch Shell PLC, Class A (b)	7,051	250,101
Sasol, Ltd. - ADR (b)	2,700	122,148
Suncor Energy, Inc. (b)	6,260	199,403
Total SA (b)	3,244	169,741
		3,103,072

Financials — 13.0%
Affiliated Managers Group, Inc. (a)	2,409	223,098
Aflac, Inc.	1,600	72,144
Allianz SE (b)	1,089	122,371
American Capital, Ltd. (a)	32,528	252,743
Aviva PLC (b)	17,037	93,358
AXA SA (b)	6,389	104,052
Banco Bilbao Vizcaya Argentaria SA (b)	9,912	89,999
Banco Santander Brasil SA - ADR (b)	12,920	117,572
Barclays PLC (b)	43,847	137,689
Capital One Financial Corp.	5,000	228,300
China Life Insurance Co., Ltd. - ADR (b)	1,740	67,425
Credit Suisse Group AG (a) (b)	4,819	140,541
DBS Group Holdings, Ltd. (b)	9,990	98,403
Franklin Resources, Inc.	2,165	230,854
Hartford Financial Services Group, Inc.	7,838	150,882
HSBC Holdings PLC (b)	20,659	181,003
ICICI Bank, Ltd. - ADR (b)	2,364	87,846
ING Groep NV (a) (b)	11,590	100,392
JPMorgan Chase & Co.	4,483	155,829
Lazard, Ltd., Class A (b)	8,835	241,549
Manulife Financial Corp. (b)	6,300	83,178
MBIA, Inc. (a)	16,529	145,455
MetLife, Inc.	5,412	190,286
Mitsubishi UFJ Financial Group, Inc. (b)	20,797	91,775
Mitsui Fudosan Co., Ltd. (b)	6,202	104,874
Morgan Stanley	13,800	243,432
Prudential Financial, Inc.	7,095	384,549
Radian Group, Inc.	69,045	162,256
Sun Hung Kai Properties, Ltd. (b)	14,322	199,838
Toronto-Dominion Bank (The) (b)	3,071	231,785
Westpac Banking Corp. (b)	5,299	124,648
		4,858,126

Health Care — 7.0%
Agilent Technologies, Inc. (a)	6,200	229,834
Bruker Corp. (a)	12,400	178,932
Cardinal Health, Inc.	4,761	210,769
Celgene Corp. (a)	3,016	195,527
Dr. Reddy's Laboratories, Ltd. - ADR (b)	2,845	94,312
Eisai Co., Ltd. (b)	2,900	115,733
Fresenius Medical Care AG & Co. KGaA (b)	1,877	137,055
GlaxoSmithKline PLC (b)	4,380	98,596
Halozyme Therapeutics, Inc. (a)	8,025	67,651
McKesson Corp.	4,104	334,681
Novartis AG (b)	3,517	198,768

See Notes to Financial Statements

26

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 81.4% (continued)
Health Care — 7.0% (continued)
Pharmasset, Inc. (a)	3,040	214,016
Sanofi (b)	3,218	231,365
Smith & Nephew PLC (b)	24,475	224,511
Teva Pharmaceutical Industries, Ltd. - ADR (b)	2,298	93,873
		2,625,623

Industrials — 7.0%
ABB, Ltd. (a) (b)	11,668	222,248
Atlas Copco AB, B Shares (b)	4,253	83,136
Boeing Co. (The)	2,715	178,620
Brambles, Ltd. (b)	20,296	141,601
Cummins, Inc.	2,030	201,843
Eaton Corp.	4,245	190,261
Experian PLC (b)	10,554	137,540
General Dynamics Corp.	5,203	333,980
Kennametal, Inc.	4,933	191,844
Komatsu, Ltd. (b)	3,200	80,880
Mitsui & Co., Ltd. (b)	6,400	95,370
Polypore International, Inc. (a)	2,285	119,848
Siemens AG (b)	1,520	160,308
Sumitomo Electric Industries, Ltd. (b)	9,613	109,188
United Parcel Service, Inc., Class B	2,530	177,707
United Rentals, Inc. (a)	9,157	214,365
		2,638,739

Information Technology — 11.5%
Adobe Systems, Inc. (a)	5,000	147,050
Apple, Inc. (a)	652	263,916
Avnet, Inc. (a)	6,747	204,502
Canon, Inc. (b)	2,458	113,185
Cypress Semiconductor Corp. (a)	9,150	174,856
eBay, Inc. (a)	5,916	188,306
EMC Corp. (a)	21,276	521,475
Google, Inc., Class A (a)	767	454,555
Harris Corp.	3,913	147,716
Hewlett-Packard Co.	6,466	172,060
Infosys, Ltd. - ADR (b)	1,930	113,079
Keyence Corp. (b)	480	123,899
Kyocera Corp. (b)	1,347	120,779
LG Display Co., Ltd. - ADR (b)	10,680	107,441
Microsoft Corp.	4,653	123,909
MKS Instruments, Inc.	8,569	228,278
Power-One, Inc. (a)	15,285	75,661
Rovi Corp. (a)	3,395	168,188
SanDisk Corp. (a)	4,687	237,490
SAP AG (b)	5,077	306,468
SunPower Corp., Class A (a)	10,050	100,701
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (b)	9,090	114,716
Telefonaktiebolaget LM Ericsson, B Shares (b)	7,958	83,152
		4,291,382

Materials — 7.4%
Allegheny Technologies, Inc.	3,573	165,787
APERAM - ADR (b)	184	3,168

See Notes to Financial Statements

27

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2011

Security Description	Shares	Value ($)
Common Stocks — 81.4% (continued)
Materials — 7.4% (continued)
ArcelorMittal - ADR (b)	3,680	76,286
Barrick Gold Corp. (b)	9,932	491,184
BASF SE (b)	2,985	219,693
BHP Billiton, Ltd. (b)	5,260	209,544
Cemex SAB de CV - ADR (a) (b)	11,648	50,902
Cliffs Natural Resources, Inc.	3,450	235,359
Coeur d'Alene Mines Corp. (a)	1	26
CRH PLC (b)	7,449	134,406
Freeport-McMoRan Copper & Gold, Inc.	3,190	128,429
Materion Corp. (a)	4,117	108,853
Molycorp, Inc. (a)	4,702	179,946
Rio Tinto PLC (b)	3,826	208,239
Shin-Etsu Chemical Co., Ltd. (b)	2,215	115,595
Syngenta AG (a) (b)	609	186,280
Teck Resources, Ltd., Class B (b)	3,992	160,079
Vale SA - ADR (b)	3,692	93,814
		2,767,590

Telecommunication Services — 3.2%
China Unicom Hong Kong, Ltd. - ADR (b)	8,260	166,108
Chunghwa Telecom Co., Ltd. - ADR (b)	4,240	142,591
KDDI Corp. (b)	21	155,526
Koninklijke KPN NV (b)	10,700	140,594
NII Holdings, Inc. (a)	5,688	133,839
SK Telecom Co., Ltd. - ADR (b)	6,541	96,741
Telefonica SA (b)	4,658	99,128
Vodafone Group PLC (b)	96,985	269,546
		1,204,073

Utilities — 1.0%
AES Corp. (The) (a)	15,253	171,138
CLP Holdings, Ltd. (b)	13,662	122,309
Korea Electric Power Corp. - ADR (a) (b)	8,990	99,160
		392,607
Total Common Stocks (Cost $29,439,543)		30,474,315

	Principal ($)
U.S. Treasury Obligations — 14.4%
U.S. Treasury Bonds — 4.6%
8.00%, 11/15/21	494,000	755,743
6.50%, 11/15/26	222,000	325,265
5.00%, 5/15/37	232,000	309,430
4.50%, 8/15/39	274,000	341,772
		1,732,210

U.S. Treasury Notes — 9.8%
0.63%, 6/30/12	106,000	106,373
1.38%, 10/15/12	689,000	697,048
3.13%, 8/31/13	346,000	364,138
2.25%, 5/31/14	637,000	667,954
2.50%, 4/30/15	618,000	659,763
2.75%, 11/30/16	612,000	663,925
3.50%, 2/15/18	440,000	495,756
		3,654,957
Total U.S. Treasury Obligations (Cost $5,284,083)		5,387,167

See Notes to Financial Statements

28

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2011

Security Description	Shares	Value ($)
Short-Term Investments — 4.1%
Money Market Funds — 4.1%
Dreyfus Cash Management, Institutional Shares, 0.05% (c)	345,176	345,176
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 0.01% (c)	8	8
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	1,180,669	1,180,669
Total Short-Term Investments (Cost $1,525,853)		1,525,853

Total Investments (Cost $36,249,479(d)) — 99.9%		$37,387,335

Other assets in excess of liabilities — 0.1%		39,710

NET ASSETS — 100.0%		$37,427,045

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$30,474,315	$—	$—	$30,474,315
U.S. Treasury Obligations	—	5,387,167	—	5,387,167
Short-Term Investments	1,525,853	—	—	1,525,853
Total Investments	$32,000,168	$5,387,167	$—	$37,387,335

See Notes to Financial Statements

29

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2050 Fund	October 31, 2011

Security Description	Shares	Value ($)
Investment Companies — 94.4%
iShares MSCI EAFE Index Fund	42,150	2,207,396
iShares S&P 500 Index Fund	29,074	3,657,509
Total Investment Companies (Cost $5,882,566)		5,864,905

	Principal ($)
U.S. Treasury Obligations — 2.9%
U.S. Treasury Bonds — 1.3%
8.00%, 11/15/21	12,000	18,358
6.50%, 11/15/26	10,000	14,652
5.00%, 5/15/37	15,000	20,006
4.50%, 8/15/39	21,000	26,194
		79,210

U.S. Treasury Notes — 1.6%
0.63%, 6/30/12	5,000	5,018
1.38%, 10/15/12	14,000	14,164
3.13%, 8/31/13	16,000	16,839
2.25%, 5/31/14	16,000	16,777
2.50%, 4/30/15	16,000	17,081
2.75%, 11/30/16	16,000	17,357
3.50%, 2/15/18	14,000	15,774
		103,010
Total U.S. Treasury Obligations (Cost $182,032)		182,220

	Shares
Short-Term Investment — 3.0%
Money Market Fund — 3.0%
Federated Government Obligations Fund, Institutional Shares, 0.01% (a)	183,679	183,679
Total Short-Term Investments (Cost $183,679)		183,679

Total Investments (Cost $6,248,277(b)) — 100.3%		$6,230,804

Liabilities in excess of other assets — (0.3)%		(20,158)

NET ASSETS — 100.0%		$6,210,646

(a)	Represents the 7 day yield at 10/31/11.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Investment Companies	$5,864,905	$—	$—	$5,864,905
U.S. Treasury Obligations	—	182,220	—	182,220
Short-Term Investments	183,679	—	—	183,679
Total Investments	$6,048,584	$182,220	$—	$6,230,804

See Notes to Financial Statements

30

NestEgg Target Date Funds
Statements of Assets and Liabilities
October 31, 2011

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Assets
Investments, at cost	$16,954,078	$38,845,777	$31,977,760	$36,249,479	$6,248,277

Investments, at value	$17,467,395	$40,072,701	$32,987,997	$37,387,335	$6,230,804
Foreign currency, at value (cost at $294; $1,145; $1,429; $2,245 and $0, respectively)	294	1,146	1,431	2,249	—
Interest and dividends receivable	124,610	223,011	128,839	87,150	1,839
Receivable for capital shares issued	30,851	102,921	70,908	73,856	18,660
Reclaims receivable	3,951	12,792	12,301	17,258	—
Receivable from Investment Adviser	8,820	—	—	—	1,014
Prepaid expenses	876	3,899	2,894	3,802	340
Total assets	17,636,797	40,416,470	33,204,370	37,571,650	6,252,657

Liabilities
Payable for capital shares redeemed	11,471	7,250	22,445	96,261	14,655
Accrued expenses and other payables:
Investment advisory	—	11,349	8,490	10,067	—
Administration	2,818	7,181	5,466	6,086	637
Distribution and Service	154	580	457	278	36
Fund Accounting	1,616	1,616	1,616	1,616	1,578
Trustees	232	517	447	568	—
Other	27,819	29,345	28,882	29,729	25,105
Total liabilities	44,110	57,838	67,803	144,605	42,011

Net Assets	$17,592,687	$40,358,632	$33,136,567	$37,427,045	$6,210,646

Composition of Net Assets
Capital	$16,355,872	$40,915,937	$33,659,375	$37,025,632	$6,019,103
Accumulated net investment income	6,349	288,716	236,711	295,229	48,552
Accumulated net realized gains (losses) from investment transactions	716,785	(2,073,579)	(1,770,921)	(1,033,353)	160,464
Net unrealized appreciation/depreciation	513,681	1,227,558	1,011,402	1,139,537	(17,473)
Net Assets	$17,592,687	$40,358,632	$33,136,567	$37,427,045	$6,210,646

Net Assets By Share Class
Institutional Class Shares	$17,277,010	$40,062,306	$32,436,092	$36,715,404	$6,192,451
Class A Shares	315,677	296,326	700,475	703,125	18,195
Class C Shares	—	—	—	8,516	—
Net Assets	$17,592,687	$40,358,632	$33,136,567	$37,427,045	$6,210,646

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	1,741,071	4,041,830	3,588,901	4,029,674	550,411
Class A Shares	31,968	30,086	78,463	78,467	1,625
Class C Shares	—	—	—	963	—

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$9.92	$9.91	$9.04	$9.11	$11.25
Class A Shares	$9.87	$9.85	$8.93	$8.96	$11.19
Class C Shares*	$—	$—	$—	$8.84	$—

Maximum Sales Charge
Class A Shares	4.75%	4.75%	4.75%	4.75%	4.75%
Class C Shares*	N/A	N/A	N/A	1.00%	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.36	$10.34	$9.38	$9.41	$11.75

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

31

NestEgg Target Date Funds
Statements of Operations
For the Year Ended October 31, 2011

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Investment Income:
Dividend	$94,086	$347,161	$400,896	$627,477	$95,703
Interest	197,381	334,159	175,938	90,430	2,339
Foreign tax withholding	(7,110)	(24,358)	(26,787)	(41,126)	—
Total Investment Income	284,357	656,962	550,047	676,781	98,042

Expenses:
Investment advisory	105,484	237,158	194,763	228,341	26,817
Administration	21,976	49,408	40,576	47,571	5,587
Distribution - Class A Shares	765	682	1,679	1,745	32
Distribution - Class C Shares	—	—	—	66	—
Service - Class A Shares	765	682	1,679	1,745	32
Service - Class C Shares	—	—	—	22	—
Accounting	30,172	30,172	30,172	30,187	21,475
Audit expenses	16,985	17,191	17,101	17,155	16,813
Compliance services	5,077	6,514	6,049	6,427	4,197
Custodian	27,369	31,633	30,301	32,471	958
Legal expenses	2,333	5,252	4,341	5,114	507
Shareholder Reporting	1,441	2,514	2,196	2,494	570
State registration expenses	20,500	18,000	18,500	26,500	4,000
Transfer Agent	2,183	2,294	2,979	3,171	621
Trustees	2,011	4,521	3,695	4,327	380
Insurance	1,236	2,688	2,100	2,476	236
Other	7,027	7,379	7,361	8,088	3,250
Total expenses before fee reductions	245,324	416,088	363,492	417,900	85,475
Expenses reduced by Adviser	(117,669)	(120,510)	(111,003)	(112,202)	(50,617)
Net Expenses	127,655	295,578	252,489	305,698	34,858

Net Investment Income	156,702	361,384	297,558	371,083	63,184

Realized and unrealized gains (losses) on investments and foreign currency transactions:
Net realized gains from investment transactions	744,446	2,121,729	1,969,357	2,879,263	160,488
Net realized losses from foreign currency transactions	(1,148)	(13,986)	(12,352)	(17,115)	—
Net change in unrealized depreciation from investments	(370,130)	(1,290,458)	(1,465,756)	(2,464,743)	(183,695)
Net change in unrealized depreciation from foreign currency translation	(325)	(385)	(550)	(519)	—
Net realized and unrealized gains (losses)	372,843	816,900	490,699	396,886	(23,207)

Net Increase in Net Assets Resulting from Operations	$529,545	$1,178,284	$788,257	$767,969	$39,977

See Notes to Financial Statements

32

NestEgg Target Date Funds
Statements of Changes in Net Assets

	NestEgg Fund		NestEgg 2020 Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2011	2010	2011	2010
Investment Operations:
Net investment income	$156,702	$222,154	$361,384	$477,431
Net realized gains	743,298	932,086	2,107,743	2,080,273
Net change in unrealized appreciation/depreciation	(370,455)	460,785	(1,290,843)	1,316,931
Net increase in net assets resulting from operations	529,545	1,615,025	1,178,284	3,874,635

Distributions:
From net investment income:
Institutional Class Shares	(147,887)	(231,384)	(402,698)	(487,392)
Class A Shares	(1,189)	(2,473)	(1,641)	(1,999)
Class C Shares*	—	(33)	—	(145)
From net realized gains:
Institutional Class Shares	(516,347)	—	—	—
Class A Shares	(9,120)	—	—	—
Decrease in net assets from distributions	(674,543)	(233,890)	(404,339)	(489,536)

Net increase (decrease) in net assets from capital transactions	331,623	(1,172,053)	1,157,385	2,314,956
Total increase in net assets	186,625	209,082	1,931,330	5,700,055

Net Assets:
Beginning of year	17,406,062	17,196,980	38,427,302	32,727,247
End of year	$17,592,687	$17,406,062	$40,358,632	$38,427,302
Accumulated (distributions in excess of) net investment income	$6,349	$(6,253)	$288,716	$326,101

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$4,193,230	$4,379,288	$7,433,102	$7,797,828
Dividends reinvested	664,234	231,402	402,698	487,392
Cost of shares redeemed	(4,542,257)	(5,767,289)	(6,720,338)	(5,982,502)
Institutional Class Shares capital transactions	315,207	(1,156,599)	1,115,462	2,302,718

Class A Shares
Proceeds from shares issued	10,651	15,971	72,712	77,657
Dividends reinvested	10,309	2,473	1,641	1,999
Cost of shares redeemed	(4,544)	(21,662)	(32,430)	(31,299)
Class A Shares capital transactions	16,416	(3,218)	41,923	48,357

Class C Shares*
Proceeds from shares issued	—	994	—	2,563
Dividends reinvested	—	23	—	145
Cost of shares redeemed	—	(13,253)	—	(38,827)
Class C Shares capital transactions	—	(12,236)	—	(36,119)

Net increase (decrease) in net assets from capital transactions	$331,623	$(1,172,053)	$1,157,385	$2,314,956

Share Transactions:
Institutional Class Shares
Issued	427,913	461,236	756,080	854,710
Reinvested	68,442	24,381	41,218	54,298
Redeemed	(463,129)	(606,916)	(682,359)	(652,152)
Change in Institutional Class Shares	33,226	(121,299)	114,939	256,856

Class A Shares
Issued	1,095	1,695	7,433	8,547
Reinvested	1,070	262	168	223
Redeemed	(464)	(2,297)	(3,293)	(3,441)
Change in Class A Shares	1,701	(340)	4,308	5,329

Class C Shares*
Issued	—	108	—	287
Reinvested	—	3	—	16
Redeemed	—	(1,425)	—	(4,411)
Change in Class C Shares	—	(1,314)	—	(4,108)
*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and are no longer offered.

See Notes to Financial Statements

33

NestEgg Target Date Funds
Statements of Changes in Net Assets - (continued)

	NestEgg 2030 Fund		NestEgg 2040 Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2011	2010	2011	2010
Investment Operations:
Net investment income	$297,558	$368,263	$371,083	$421,470
Net realized gains	1,957,005	1,608,304	2,862,148	1,949,149
Net change in unrealized appreciation/depreciation	(1,466,306)	1,269,236	(2,465,262)	1,881,522
Net increase in net assets resulting from operations	788,257	3,245,803	767,969	4,252,141

Distributions:
From net investment income:
Institutional Class Shares	(306,078)	(328,072)	(374,019)	(351,270)
Class A Shares	(3,709)	(4,580)	(3,969)	(4,081)
Class C Shares*	—	(1,248)	—	(142)
Decrease in net assets from distributions	(309,787)	(333,900)	(377,988)	(355,493)

Net increase in net assets from capital transactions	2,017,179	3,498,703	874,520	3,451,274
Total increase in net assets	2,495,649	6,410,606	1,264,501	7,347,922

Net Assets:
Beginning of year	30,640,918	24,230,312	36,162,544	28,814,622
End of year	$33,136,567	$30,640,918	$37,427,045	$36,162,544
Accumulated net investment income	$236,711	$242,353	$295,229	$290,072

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$7,328,506	$9,116,786	$10,077,736	$12,147,091
Dividends reinvested	305,899	327,976	373,810	351,101
Cost of shares redeemed	(5,690,941)	(5,789,418)	(9,646,096)	(8,962,131)
Institutional Class Shares capital transactions	1,943,464	3,655,344	805,450	3,536,061

Class A Shares
Proceeds from shares issued	90,494	165,553	105,761	143,855
Dividends reinvested	3,683	4,580	3,969	4,081
Cost of shares redeemed	(20,462)	(76,429)	(40,660)	(214,575)
Class A Shares capital transactions	73,715	93,704	69,070	(66,639)

Class C Shares*
Proceeds from shares issued	—	18,576	—	1,134
Dividends reinvested	—	1,248	—	142
Cost of shares redeemed	—	(270,169)	—	(19,424)
Class C Shares capital transactions	—	(250,345)	—	(18,148)

Net increase in net assets from capital transactions	$2,017,179	$3,498,703	$874,520	$3,451,274

Share Transactions:
Institutional Class Shares
Issued	804,811	1,096,646	1,082,306	1,453,232
Reinvested	33,689	39,882	40,022	42,290
Redeemed	(623,906)	(698,467)	(1,035,259)	(1,077,640)
Change in Institutional Class Shares	214,594	438,061	87,069	417,882

Class A Shares
Issued	10,068	20,129	11,511	17,517
Reinvested	409	561	430	497
Redeemed	(2,246)	(9,349)	(4,563)	(25,982)
Change in Class A Shares	8,231	11,341	7,378	(7,968)

Class C Shares*
Issued	—	2,298	—	141
Reinvested	—	154	—	17
Redeemed	—	(34,643)	—	(2,539)
Change in Class C Shares	—	(32,191)	—	(2,381)

*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and are no longer offered with respect to NestEgg 2030 Fund.

See Notes to Financial Statements

34

NestEgg Target Date Funds
Statements of Changes in Net Assets - (continued)

	NestEgg 2050 Fund
	For the Year Ended October 31, 2011	For the Period May 7, 2010 * Thru October 31, 2010
Investment Operations:
Net investment income	$63,184	$6,716
Net realized gains	160,488	1,412
Net change in unrealized appreciation/depreciation	(183,695)	166,222
Net increase in net assets resulting from operations	39,977	174,350

Distributions:
From net investment income:
Institutional Class Shares	(24,226)	—
Class A Shares	(96)	—
From net realized gains:
Institutional Class Shares	(1,434)	—
Class A Shares	(1)	—
Decrease in net assets from distributions	(25,757)	—

Net increase in net assets from capital transactions	3,900,219	2,121,857
Total increase in net assets	3,914,439	2,296,207

Net Assets:
Beginning of year	2,296,207	—
End of year	$6,210,646	$2,296,207
Accumulated net investment income	$48,552	$9,690

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$6,236,704	$2,399,062
Dividends reinvested	25,660	—
Cost of shares redeemed	(2,377,846)	(279,775)
Institutional Class Shares capital transactions	3,884,518	2,119,287

Class A Shares
Proceeds from shares issued	15,763	2,574
Dividends reinvested	97	—
Cost of shares redeemed	(159)	(4)
Class A Shares capital transactions	15,701	2,570

Net increase in net assets from capital transactions	$3,900,219	$2,121,857

Share Transactions:
Institutional Class Shares
Issued	545,799	236,392
Reinvested	2,259	—
Redeemed	(206,996)	(27,043)
Change in Institutional Class Shares	341,062	209,349

Class A Shares
Issued	1,392	239
Reinvested	9	—
Redeemed	(14)	(1)
Change in Class A Shares	1,387	238

*	Date of commencement of operations.

See Notes to Financial Statements

35

NestEgg Target Date Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Year	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year
NestEgg Fund

Institutional Class Shares
For the year ended
10/31/2011	$10.02	$0.09	$0.20	$0.29	$(0.09)	$(0.30)	$(0.39)	$9.92
10/31/2010	$9.24	$0.12	$0.79	$0.91	$(0.13)	$—	$(0.13)	$10.02
10/31/2009	$8.56	$0.13	$0.75	$0.88	$(0.20)	$—	$(0.20)	$9.24
10/31/2008	$10.44	$0.38	$(1.71)	$(1.33)	$(0.32)	$(0.23)	$(0.55)	$8.56
10/31/2007	$10.39	$0.34	$0.39	$0.73	$(0.33)	$(0.35)	$(0.68)	$10.44

Class A Shares
For the year ended
10/31/2011	$9.97	$0.04	$0.20	$0.24	$(0.04)	$(0.30)	$(0.34)	$9.87
10/31/2010	$9.20	$0.07	$0.78	$0.85	$(0.08)	$—	$(0.08)	$9.97
10/31/2009	$8.50	$0.09	$0.73	$0.82	$(0.12)	$—	$(0.12)	$9.20
10/31/2008	$10.38	$0.33	$(1.71)	$(1.38)	$(0.27)	$(0.23)	$(0.50)	$8.50
10/31/2007	$10.34	$0.29	$0.38	$0.67	$(0.28)	$(0.35)	$(0.63)	$10.38

NestEgg 2020 Fund

Institutional Class Shares
For the year ended
10/31/2011	$9.72	$0.09	$0.20	$0.29	$(0.10)	$—	$(0.10)	$9.91
10/31/2010	$8.86	$0.12	$0.87	$0.99	$(0.13)	$—	$(0.13)	$9.72
10/31/2009	$8.29	$0.13	$0.74	$0.87	$(0.30)	$—	$(0.30)	$8.86
10/31/2008	$11.75	$0.32	$(3.05)	$(2.73)	$(0.26)	$(0.47)	$(0.73)	$8.29
10/31/2007	$11.25	$0.25	$0.91	$1.16	$(0.25)	$(0.41)	$(0.66)	$11.75

Class A Shares
For the year ended
10/31/2011	$9.67	$0.03	$0.21	$0.24	$(0.06)	$—	$(0.06)	$9.85
10/31/2010	$8.82	$0.06	$0.88	$0.94	$(0.09)	$—	$(0.09)	$9.67
10/31/2009	$8.22	$0.08	$0.75	$0.83	$(0.23)	$—	$(0.23)	$8.82
10/31/2008	$11.65	$0.33	$(3.09)	$(2.76)	$(0.20)	$(0.47)	$(0.67)	$8.22
10/31/2007	$11.16	$0.18	$0.91	$1.09	$(0.19)	$(0.41)	$(0.60)	$11.65

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements

36

Ratios/Supplemental Data

Total Return (excludes sales charge)	Net Assets, End of Year (000’s)	Ratio of net expenses to average net assets(a)	Ratio of gross expenses to average net assets (a)(b)	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

2.98%	$17,277	0.72%	1.39%	0.90%	179%
9.90%	$17,104	0.65%	1.55%	1.27%	189%
10.43%	$16,903	0.58%	2.37%	1.43%	210%
(13.33%)	$6,804	0.45%	2.66%	3.90%	88%
7.34%	$6,270	0.83%	2.73%	3.34%	66%

2.52%	$316	1.22%	1.89%	0.40%	179%
9.21%	$302	1.15%	2.05%	0.77%	189%
10.02%	$282	1.10%	2.91%	0.96%	210%
(13.84%)	$344	0.95%	3.10%	3.44%	88%
6.75%	$359	1.32%	3.24%	2.84%	66%

3.03%	$40,062	0.74%	1.05%	0.92%	159%
11.32%	$38,178	0.67%	1.17%	1.34%	188%
10.91%	$32,511	0.63%	1.68%	1.67%	190%
(24.63%)	$27,445	0.55%	1.23%	3.11%	52%
10.77%	$34,942	0.85%	1.24%	2.19%	66%

2.51%	$297	1.24%	1.55%	0.42%	159%
10.77%	$249	1.17%	1.67%	0.84%	188%
10.40%	$180	1.14%	2.16%	1.16%	190%
(24.98%)	$155	1.05%	1.71%	2.52%	52%
10.19%	$351	1.35%	1.74%	1.67%	66%

See Notes to Financial Statements

37

NestEgg Target Date Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Year	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year
NestEgg 2030 Fund

Institutional Class Shares
For the year ended
10/31/2011	$8.90	$0.08	$0.15	$0.23	$(0.09)	$—	$(0.09)	$9.04
10/31/2010	$8.01	$0.11	$0.89	$1.00	$(0.11)	$—	$(0.11)	$8.90
10/31/2009	$7.28	$0.12	$0.79	$0.91	$(0.18)	$—	$(0.18)	$8.01
10/31/2008	$11.42	$0.19	$(3.54)	$(3.35)	$(0.16)	$(0.63)	$(0.79)	$7.28
10/31/2007	$11.46	$0.16	$1.23	$1.39	$(0.15)	$(1.28)	$(1.43)	$11.42

Class A Shares
For the year ended
10/31/2011	$8.80	$0.03	$0.15	$0.18	$(0.05)	$—	$(0.05)	$8.93
10/31/2010	$7.92	$0.06	$0.89	$0.95	$(0.07)	$—	$(0.07)	$8.80
10/31/2009	$7.19	$0.06	$0.81	$0.87	$(0.14)	$—	$(0.14)	$7.92
10/31/2008	$11.30	$0.16	$(3.54)	$(3.38)	$(0.10)	$(0.63)	$(0.73)	$7.19
10/31/2007	$11.35	$0.09	$1.24	$1.33	$(0.10)	$(1.28)	$(1.38)	$11.30

NestEgg 2040 Fund

Institutional Class Shares
For the year ended
10/31/2011	$9.01	$0.09	$0.10	$0.19	$(0.09)	$—	$(0.09)	$9.11
10/31/2010	$7.99	$0.11	$1.01	$1.12	$(0.10)	$—	$(0.10)	$9.01
10/31/2009	$7.16	$0.11	$0.92	$1.03	$(0.14)	$(0.06)	$(0.20)	$7.99
10/31/2008	$11.83	$0.16	$(3.98)	$(3.82)	$(0.12)	$(0.73)	$(0.85)	$7.16
10/31/2007	$11.74	$0.12	$1.44	$1.56	$(0.10)	$(1.37)	$(1.47)	$11.83

Class A Shares
For the year ended
10/31/2011	$8.87	$0.04	$0.10	$0.14	$(0.05)	$—	$(0.05)	$8.96
10/31/2010	$7.87	$0.07	$0.99	$1.06	$(0.06)	$—	$(0.06)	$8.87
10/31/2009	$7.04	$0.08	$0.90	$0.98	$(0.09)	$(0.06)	$(0.15)	$7.87
10/31/2008	$11.63	$0.12	$(3.91)	$(3.79)	$(0.07)	$(0.73)	$(0.80)	$7.04
10/31/2007	$11.57	$0.06	$1.42	$1.48	$(0.05)	$(1.37)	$(1.42)	$11.63

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements

38

Ratios/Supplemental Data

Total Return (excludes sales charge)	Net Assets, End of Year (000’s)	Ratio of net expenses to average net assets(a)	Ratio of gross expenses to average net assets (a)(b)	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

2.58%	$32,436	0.77%	1.11%	0.93%	137%
12.58%	$30,023	0.69%	1.30%	1.35%	177%
12.94%	$23,512	0.66%	2.15%	1.74%	187%
(31.33%)	$18,005	0.70%	1.44%	2.14%	29%
13.33%	$22,684	0.90%	1.44%	1.39%	72%

2.06%	$701	1.27%	1.61%	0.43%	137%
12.12%	$618	1.19%	1.80%	0.84%	177%
12.41%	$467	1.15%	2.64%	1.26%	187%
(31.76%)	$330	1.20%	1.91%	1.64%	29%
12.83%	$524	1.38%	1.95%	0.88%	72%

2.14%	$36,715	0.79%	1.09%	0.98%	121%
14.09%	$35,524	0.74%	1.22%	1.28%	180%
14.99%	$28,166	0.74%	1.99%	1.67%	190%
(34.50%)	$18,907	0.75%	1.41%	1.70%	21%
14.69%	$23,388	0.90%	1.40%	1.01%	70%

1.62%	$703	1.29%	1.59%	0.49%	121%
13.51%	$631	1.24%	1.72%	0.78%	180%
14.39%	$622	1.24%	2.49%	1.20%	190%
(34.76%)	$482	1.25%	1.88%	1.21%	21%
14.11%	$783	1.40%	1.91%	0.49%	70%

See Notes to Financial Statements

39

NestEgg Target Date Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg 2040 Fund - (continued)

Class C Shares
For the year ended
10/31/2011	$8.75	$(0.00	)^	$0.09	$0.09	$—	$—	$—	$8.84
10/31/2010	$7.79	$0.14		$0.86	$1.00	$(0.04)	$—	$(0.04)	$8.75
10/31/2009	$7.01	$0.05		$0.87	$0.92	$(0.08)	$(0.06)	$(0.14)	$7.79
10/31/2008	$11.57	$0.06		$(3.89)	$(3.83)	$—	$(0.73)	$(0.73)	$7.01
10/31/2007	$11.54	$0.00	^	$1.42	$1.42	$(0.02)	$(1.37)	$(1.39)	$11.57

NestEgg 2050 Fund

Institutional Class Shares
For the year ended
10/31/2011	$10.96	$0.13		$0.26	$0.39	$(0.09)	$(0.01)	$(0.10)	$11.25
For the period ended
10/31/2010 (d)	$10.00	$0.03		$0.93	$0.96	$—	$—	$—	$10.96

Class A Shares
For the year ended
10/31/2011	$10.95	$0.04		$0.29	$0.33	$(0.08)	$(0.01)	$(0.09)	$11.19
For the period ended
10/31/2010 (e)	$10.66	$(0.01)		$0.30	$0.29	$—	$—	$—	$10.95
(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Institutional Class Shares commenced operations on May 7, 2010.
(e)	Class A Shares commenced operations on September 28, 2010.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.
†	Less than 0.005%.

See Notes to Financial Statements

40

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*

1.03%	$9	1.79%	2.09%	(0.00%)†	121%
12.92%	$8	1.74%	2.22%	0.28%	180%
13.58%	$26	1.74%	2.99%	0.70%	190%
(35.11%)	$21	1.75%	2.11%	0.71%	21%
13.49%	$18	1.89%	2.42%	(0.09%)	70%

3.51%	$6,193	0.78%	1.90%	1.41%	37%

9.60%	$2,293	0.74%	8.27%	1.19%	15%

3.02%	$18	1.28%	2.40%	0.68%	37%

2.72%	$3	1.24%	2.91%	(1.17%)	15%

See Notes to Financial Statements

41

NestEgg Target Date Funds

Notes to Financial Statements
October 31, 2011

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2011, the Trust offered sixteen (16) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”). The financial statements for the other funds can be found in a separate report.

NestEgg Fund (formerly, NestEgg 2010 Fund)
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund
NestEgg 2050 Fund

The NestEgg 2040 Fund offers three classes of shares: Institutional Class, Class A and Class C. The NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2050 Fund offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

42

NestEgg Target Date Funds

2.	Significant Accounting Policies (Continued):

Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Investment Valuation (Continued)

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities
• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2011, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by industry concentration.

The Funds did not hold any Level 3 securities during the year ended October 31, 2011. There were no significant transfers into and out of any level during the current year presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses are allocated among the classes based upon the proportion of relative net assets. Dividend income and realized gain distributions from underlying funds are recognized on the ex-dividend date.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

The NestEgg Fund declares and pays dividends from net investment income monthly. Each of the other NestEgg Target Date Funds declares and pays dividends from net investment income annually. Distributions from net realized gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are primarily due to differing treatments for deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

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NestEgg Target Date Funds

2.	Significant Accounting Policies (Continued):

Recent Developments and Accounting Pronouncements

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the October 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the October 31, 2012 taxable year.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management does not anticipate the amendment to have material impact on the Funds’ financial statements.

3.	Related Party Transactions:

AIFS serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.60% of each Fund’s average daily net assets. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Pursuant to the expense limitation agreement, AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses (excluding acquired fund fees on any investment company) in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets through March 1, 2012:

	Institutional Class	Class A	Class C
NestEgg Fund	0.75%	1.25%	N/A
NestEgg 2020 Fund	0.78%	1.28%	N/A
NestEgg 2030 Fund	0.80%	1.30%	N/A
NestEgg 2040 Fund	0.82%	1.32%	1.82%
NestEgg 2050 Fund	0.79%	1.29%	N/A

Prior to March 1, 2011, the total operating expenses (excluding acquired fund fees and expenses) of the Funds were maintained at the following levels:

	Institutional Class	Class A	Class C
NestEgg Fund	0.65%	1.15%	N/A
NestEgg 2020 Fund	0.67%	1.17%	N/A
NestEgg 2030 Fund	0.70%	1.20%	N/A
NestEgg 2040 Fund	0.74%	1.24%	1.74%
NestEgg 2050 Fund	0.74%	1.24%	N/A

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed. No reimbursement will be sought for the period ended prior to March 1, 2010 for the NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2040 Fund.

The following table presents amounts eligible for recovery at October 31, 2011:

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
For eligible expense reimbursements expiring
October 31, 2013	$109,057	$122,244	$111,842	$110,674	$42,540
October 31, 2014	$117,669	$120,510	$111,003	$112,202	$50,617
	$226,726	$242,754	$222,845	$222,876	$93,157

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NestEgg Target Date Funds

3.	Related Party Transactions (Continued):

AIFS has engaged Boyd Watterson Asset Management, LLC (“BWAM”) and American Yellowstone Advisors, LLC (“AYA”) to sub-advise certain allocations of the Funds’ portfolios. BWAM is responsible for the day-to-day management of the Funds with respect to the international equity allocation of each Fund’s portfolio. AYA is responsible for the day-to-day management of the domestic equity growth allocation of each Fund’s portfolio.

BWAM is located at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114. BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202. AYA is located at 230 Park Avenue, Suite 534, New York, NY 10169. AYA is a jointly owned and affiliated registered investment advisor of AIFS and Yellowstone Partners, LLC (“Yellowstone”). Yellowstone is a registered investment advisory firm headquartered in Idaho Falls, Idaho. Yellowstone’s predecessor, The Fred L. Dowd Company, was founded in 1972.

The agreements between BWAM and AIFS and AYA and AIFS on behalf of the Trust were approved by shareholders at a meeting held February 22, 2011.

AIFS also provides certain administrative services necessary for the Funds’ operations. The fees for the services provided under such agreement are calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

AIFS has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. AIFS pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for shareholder services and expenses of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes, shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, and U.S. Government securities) during the year ended October 31, 2011 were as follows:

	Purchases	Sales
NestEgg Fund	$4,145,655	$4,400,483
NestEgg 2020 Fund	16,173,698	15,958,997
NestEgg 2030 Fund	19,622,535	17,627,198
NestEgg 2040 Fund	30,118,369	28,102,018
NestEgg 2050 Fund	4,801,733	1,073,360

The cost of purchases and the proceeds from sales of U.S. Government securities for the year ended October 31, 2011 were as follows:

	Purchases	Sales
NestEgg Fund	$25,926,934	$24,892,260
NestEgg 2020 Fund	44,635,984	42,662,814
NestEgg 2030 Fund	24,402,704	23,718,418
NestEgg 2040 Fund	13,501,267	14,700,102
NestEgg 2050 Fund	569,400	516,561

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NestEgg Target Date Funds

6.	Federal Income Taxes Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2008-2011 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2011, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains (Losses)	Paid In Capital
NestEgg Fund	4,976	(4,976)	—
NestEgg 2020 Fund	5,570	(5,568)	(2)
NestEgg 2030 Fund	6,587	(6,587)	—
NestEgg 2040 Fund	12,062	(12,063)	1
NestEgg 2050 Fund	—	(1)	1

At October 31, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Gross unrealized appreciation	$723,333	$2,089,422	$2,095,638	$2,799,687	$192,482
Gross unrealized depreciation	(240,927)	(958,096)	(1,189,170)	(1,808,333)	(210,961)
Net unrealized appreciation on foreign currency translations	364	634	1,165	1,681	—
Net unrealized appreciation (depreciation) on investments and foreign currency translations	$482,770	$1,131,960	$907,633	$993,035	$(18,479)
Cost of investments	$16,984,989	$38,941,375	$32,081,529	$36,395,981	$6,249,283

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 were as follows:

	NestEgg Fund		NestEgg 2020 Fund		NestEgg 2030 Fund		NestEgg 2040 Fund		NestEgg 2050 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary Income	$304,379	$233,890	$404,339	$489,536	$309,787	$333,900	$377,988	$355,493	$25,757	$—
Net long-term capital gains	370,164	—	—	—	—	—	—	—	—	—
Total taxable distributions	674,543	233,890	404,339	489,536	309,787	333,900	377,988	355,493	25,757	—
Total distributions paid	$674,543	$233,890	$404,339	$489,536	$309,787	$333,900	$377,988	$355,493	$25,757	$—

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NestEgg Target Date Funds

6.	Federal Income Taxes Information (Continued):

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Undistributed ordinary income	$597,264	$288,716	$236,711	$295,229	$83,193
Undistributed long-term capital gains	156,781	—	—	—	126,829
Tax accumulated earnings	754,045	288,716	236,711	295,229	210,022
Accumulated capital and other losses	—	(1,977,981)	(1,667,152)	(886,851)	—
Unrealized appreciation (depreciation) on investments	482,406	1,131,326	906,468	991,354	(18,479)
Unrealized appreciation on foreign currency	364	634	1,165	1,681	—
Total accumulated earnings (deficit)	$1,236,815	$(557,305)	$(522,808)	$401,413	$191,543

As of October 31, 2011, the following Funds had net capital loss carryovers:

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
For losses expiring October 31, 2017	$—	$1,977,981	$1,667,152	$886,851	$—
	$—	$1,977,981	$1,667,152	$886,851	$—

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2011, the NestEgg 2020, NestEgg 2030, and NestEgg 2040 Funds utilized $2,157,236, $2,011,626, and $2,932,598, respectively, of their capital loss carryovers.

7.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

8.	Subsequent Events:

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

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NestEgg Target Date Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of NestEgg Target Date Funds, including the NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 Fund, and NestEgg 2050 Fund (five of the portfolios included within the American Independence Funds Trust) (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2011, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended (year then ended and period then ended for NestEgg 2050 Fund, whose operations commenced on May 7, 2010), and the financial highlights for each of the five years then ended (year then ended and period then ended for NestEgg 2050 Fund, whose operations commenced on May 7, 2010). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

Chicago, Illinois
December 30, 2011

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NestEgg Target Date Funds

Additional Fund Information (Unaudited)

Portfolio Summaries

The NestEgg Target Date Funds invested, as a percentage of net assets, in the following as of October 31, 2011:

NestEgg Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	70.3%
Common Stocks	27.1
Money Markets	1.9
Total Investments	99.3%
Other assets in excess of liabilities	0.7
Net Assets	100.0%

NestEgg 2020 Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	52.3%
Common Stocks	43.9
Money Markets	3.1
Total Investments	99.3%
Other assets in excess of liabilities	0.7
Net Assets	100.0%

NestEgg 2030 Fund

Portfolio Diversification	% of Net Assets
Common Stocks	62.8%
U.S. Treasury Obligations	33.4
Money Markets	3.4
Total Investments	99.6%
Other assets in excess of liabilities	0.4
Net Assets	100.0%

NestEgg 2040 Fund

Portfolio Diversification	% of Net Assets
Common Stocks	81.4%
U.S. Treasury Obligations	14.4
Money Markets	4.1
Total Investments	99.9%
Other assets in excess of liabilities	0.1
Net Assets	100.0%

NestEgg 2050 Fund

Portfolio Diversification	% of Net Assets
Investment Companies	94.4%
U.S. Treasury Obligations	2.9
Money Markets	3.0
Total Investments	100.3%
Liabilities in excess of other assets	(0.3)
Net Assets	100.0%

49

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2011 at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period* 5/1/2011- 10/31/2011	Expense Ratio During Period**† 5/1/2011-10/31/2011
NestEgg Fund	Institutional Class Shares	$1,000.00	$1,007.30	$3.79	0.75%
	Class A Shares	$1,000.00	$1,004.90	$6.32	1.25%

NestEgg 2020 Fund	Institutional Class Shares	$1,000.00	$978.30	$3.89	0.78%
	Class A Shares	$1,000.00	$975.20	$6.37	1.28%

NestEgg 2030 Fund	Institutional Class Shares	$1,000.00	$946.60	$3.93	0.80%
	Class A Shares	$1,000.00	$944.00	$6.37	1.30%

NestEgg 2040 Fund	Institutional Class Shares	$1,000.00	$913.70	$3.96	0.82%
	Class A Shares	$1,000.00	$911.50	$6.36	1.32%
	Class C Shares	$1,000.00	$908.50	$8.76	1.82%

NestEgg 2050 Fund	Institutional Class Shares	$1,000.00	$918.40	$3.82	0.79%
	Class A Shares	$1,000.00	$915.70	$6.23	1.29%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

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NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period* 5/1/2011- 10/31/2011	Expense Ratio During Period**† 5/1/2011- 10/31/2011
NestEgg Fund	Institutional Class Shares	$1,000.00	$1,021.20	$3.82	0.75%
	Class A Shares	$1,000.00	$1,018.70	$6.36	1.25%

NestEgg 2020 Fund	Institutional Class Shares	$1,000.00	$1,021.10	$3.97	0.78%
	Class A Shares	$1,000.00	$1,018.50	$6.51	1.28%

NestEgg 2030 Fund	Institutional Class Shares	$1,000.00	$1,021.00	$4.08	0.80%
	Class A Shares	$1,000.00	$1,018.40	$6.61	1.30%

NestEgg 2040 Fund	Institutional Class Shares	$1,000.00	$1,020.90	$4.18	0.82%
	Class A Shares	$1,000.00	$1,018.30	$6.72	1.32%
	Class C Shares	$1,000.00	$1,015.80	$9.25	1.82%

NestEgg 2050 Fund	Institutional Class Shares	$1,000.00	$1,021.00	$4.02	0.79%
	Class A Shares	$1,000.00	$1,018.50	$6.56	1.29%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

51

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

For Federal income tax purposes, the NestEgg Fund designates long-term capital gain dividends of $370,164, or the amount determined to be necessary, for the year ended October 31, 2011.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2011, 3.93%, 31.44%, 44.21%, 54.61%, and 50.13% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the NestEgg, NestEgg 2020, NestEgg 2030, NestEgg 2040, and NestEgg 2050 Funds, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the NestEgg, NestEgg 2020, NestEgg 2030, NestEgg 2040, and NestEgg 2050 Funds designate income dividends of 11.79%, 93.67%, 100.00%, 100.00%, and 97.77%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2011.

52

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 17, 2011 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“AIFS” or the “Adviser”) with respect to the NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 Fund and NestEgg 2050 Fund (“the Funds”). The Investment Advisory Agreement and Expense Limitation Agreement reviewed and approved at the Meeting are herein referred to as the “Agreements”. At a meeting held June 25, 2010, the Board of Trustees approved Sub-Advisory Agreements between AIFS and American Yellowstone Advisors, LLC (“AYA”) on behalf of the Growth Portion of the Funds and between AIFS and Boyd Watterson Asset Management, LLC (“BWAM”) on behalf of the International Portion of the Funds. These Sub-advisory agreements have an initial two year term and were not brought before the Board for approval at the Meeting held June 17, 2011. The AYA and BWAM Sub-advisory agreements were each last approved by each Fund’s shareholders at a special meeting held February 22, 2011.

At the June 17, 2011 Meeting, in determining whether to approve the Agreements, the Board considered information about the Adviser, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

In an Executive Session, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from AIFS, and data and analysis from an outside data provider. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. AIFS is responsible for the day-to-day portfolio management of the Funds, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets.

The Trustees also considered the Adviser’s personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser’s supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded, were appropriate comparison groups for the Funds. The Trustees considered the cost to the Adviser, and considered the profitability to the Adviser, its affiliates of the relationship with the Funds over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Adviser and its affiliates. The Trustees were provided information indicating that the Adviser was not making a profit from the overall relationship with the Funds.

The Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, the difficulty of forecasting its effect on the profitability of the Adviser and its affiliates, and the management fee breakpoints applicable to the Funds and certain other funds in comparison groups. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

It was noted that the materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Adviser, Funds’ Counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

53

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 335 Madison Avenue, Mezzanine, New York, NY 10017 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Terry L. Carter Age: 62	Trustee	Indefinite	Retired. Director, QuikTrip Corporation (2008-Present); President of QuikTrip Corporation (1980-2008).	16	None
Jeffrey Haas Age: 49	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	16	None
Joseph Hankin Age: 70	Chairman of the Board and Trustee	Indefinite	President, Westchester Community College (1971-Present).	16	None
Thomas F. Kice Age: 61	Trustee	Indefinite	President of Kice Industries, Inc.	16	None
George Mileusnic Age: 56	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	16	None
Peter Ochs Age: 60	Trustee	Indefinite	Manager of Ochs & Associates, Inc.	16	None
Richard Wedemeyer Age: 74	Trustee Emeritus	Indefinite	Retired.	16	None
INTERESTED TRUSTEES
John J. Pileggi Age: 52	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC (2004-Present).	16	None
OFFICERS
Eric Rubin Age: 45	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present).	N/A	N/A
John J. Pileggi Age: 52	Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC (2004-Present).	N/A	N/A
Paul Brook Age: 58	Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2009-Present); Financial Consultant LPL Financial (2007-2009); Financial Consultant at Legg Mason (2002-2007).	N/A	N/A
Theresa Donovan Age: 61	Secretary	7/2005-Present	Senior Director Compliance and Administration, American Independence Financial Services, LLC (2005-Present); Senior Corporate Paralegal, Paul, Weiss, Rifkind, Wharton & Garrison, LLP (1998-2005).	N/A	N/A
Susan Silva Age: 44	Assistant Treasurer	9/2010-Present
Partner, BackOffice Alliance LLC (2009-Present); Independent Consultant (2008-Present); Vice President of Vastardis Fund Services LLC (2006-2008); Treasurer of The FBR Funds (2002-2006); Officer of FBR National Trust Company (2001-2005).
				N/A	N/A

(1)	Each Trustee has served from the inception of the Funds.
(2)
Messrs. Carter, Kice, Mileusnic, and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

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americanindependence.com
230 Park Avenue
Suite 534
New York, NY 10169

American Independence Financial Services, LLC

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is incorporated by reference to the Registrant’s Form N-CSR filed January 11, 2010.

(b) During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Terry Carter, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2011 and 2010.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2011 and 2010 were $205,070 and $194,151, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2011 and 2010.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2011 and 2010 were $34,125 and $45,500, respectively. The Registrant paid an additional $4,900 in relation to one series of the Registrant which was liquidated during the 2010 fiscal year.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2011 and 2010.

(e)
(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds and NestEgg Target Date Funds.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics in Item is incorporated by reference to the Registrant’s Form N-CSR filed January 11, 2010.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   American Independence Funds Trust

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 6, 2012

By (Signature and Title)

/s/ John Pileggi
John Pileggi
Treasurer

Date: January 6, 2012